Exhibit 10.2

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of March 27, 2026, is by and among the following Persons:

(1) ACW-NORTH CAROLINA, LLC, a North Carolina limited liability company,

(2) BROOKFIELD SQUARE PARCEL, LLC, a Wisconsin limited liability company,

(3) CBL BROOKFIELD SQUARE OP PROPCO, LLC, a Wisconsin limited liability company,

(4) CBL CROSS CREEK SEARS OP PROPCO, LLC, a North Carolina limited liability company,

(5) CBL DAKOTA SQUARE MALL OP PROPCO III, LLC, a North Dakota limited liability company,

(6) CBL DAKOTA SQUARE MALL OP PROPCO, LLC, a North Dakota limited liability company,

(7) CBL FAYETTE MALL OP PROPCO, LLC, a Kentucky limited liability company,

(8) CBL FRONTIER SQUARE PROPCO, LLC, a Wyoming limited liability company,

(9) CBL HAMILTON PLACE SEARS OP PROPCO, LLC, a Tennessee limited liability company,

(10) CBL HANES MALL OP PROPCO, LLC, a North Carolina limited liability company,

(11) CBL HARFORD MALL ANNEX PROPCO, LLC, a Pennsylvania limited liability company,

(12) CBL JEFFERSON MALL SELF DEV PROPCO, LLC, a Kentucky limited liability company,

(13) CBL KIRKWOOD MALL OP PROPCO, LLC, a North Dakota limited liability company,

(14) CBL LANDING AT ARBOR PLACE OP PROPCO, LLC, a Georgia limited liability company,

(15) CBL LAUREL PARK MALL OP PROPCO, LLC, a Michigan limited liability company,

(16) CBL MAYFAIRE TOWN CENTER OP PROPCO, LLC, a North Carolina limited liability company,

(17) CBL MERIDIAN MALL OP PROPCO, LLC, a Michigan limited liability company,

(18) CBL MID RIVERS MALL OP PROPCO, LLC, a Missouri limited liability company,

(19) CBL NORTHPARK MALL OP PROPCO III, LLC, a Missouri limited liability company,

(20) CBL NORTHPARK MALL OP PROPCO, LLC, a Missouri limited liability company,

(21) CBL PARKDALE MALL CORNER OP PROPCO, LLC, a Texas limited liability company,

(22) CBL PARKDALE MALL CORNER TRACT 4 PROPCO, LLC, a Texas limited liability company,

(23) CBL PEARLAND TOWN CENTER OP PROPCO II, LLC, a Texas limited liability company,

(24) CBL POST OAK MALL OP PROPCO, LLC, a Texas limited liability company,

(25) CBL SHOPS AT EASTGATE PROPCO, LLC, an Ohio limited liability company,

(26) CBL SOUTH COUNTY CENTER OP PROPCO II, LLC, a Missouri limited liability company,

(27) CBL SOUTH COUNTY CENTER OP PROPCO, LLC, a Missouri limited liability company,

(28) CBL SOUTHAVEN TOWNE CENTER OP PROPCO, LLC, a Mississippi limited liability company,

(29) CBL SUNRISE COMMONS PROPCO, LLC, a Texas limited liability company,

(30) CBL VALLEY VIEW MALL OP PROPCO, LLC, a Virginia limited liability company,

(31) CBL WEST TOWNE CROSSING OP PROPCO, LLC, a Wisconsin limited liability company,

(32) CBL WESTGATE CROSSING PROPCO, LLC, a South Carolina limited liability company,

(33) CBL YORK GALLERIA OP PROPCO, LLC, a Pennsylvania limited liability company,

First Amendment to Amended and Restated Credit Agreement, dated as of March 27, 2026, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL Outparcel HoldCo Parent, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, Beal Bank USA, as Initial Lender, the other Lenders party hereto and CLMG Corp., as Administrative Agent

(34) CHH-TENNESSEE, LLC, a Tennessee limited liability company,

(35) CSPC-TENNESSEE, LLC, a Tennessee limited liability company,

(36) EAST TOWNE PARCEL I, LLC, a Wisconsin limited liability company,

(37) ETM-WISCONSIN, LLC, a Wisconsin limited liability company,

(38) FAYETTE PLAZA CMBS, LLC, a Delaware limited liability company,

(39) GC-TENNESSEE, LLC, a Tennessee limited liability company,

(40) HM-NORTH CAROLINA, LLC, a North Carolina limited liability company,

(41) MADISON OP OUTPARCEL GROUND, LLC, a Wisconsin limited liability company,

(42) MDN-TEXAS, LLC, a Texas limited liability company,

(43) NGM-TENNESSEE, LLC, a Tennessee limited liability company,

(44) PM ANCHOR-TEXAS, LLC, a Texas limited liability company,

(45) SHOPPES AT ST. CLAIR CMBS, LLC, a Delaware limited liability company,

(46) SOUTHPARK MALL-DSG, LLC, a Virginia limited liability company,

(47) STCS-ILLINOIS, LLC, an Illinois limited liability company,

(48) VOLUSIA SAC, LLC, a Florida limited liability company,

(49) VOLUSIA-OP Peripheral, LLC, a Florida limited liability company,

(50) WEST TOWNE DISTRICT, LLC, a Wisconsin limited liability company,

(51) CBL ASHLAND MALL, LLC, a Delaware limited liability company,

(52) CBL MESA MALL, LLC , a Delaware limited liability company,

(53) CBL PADDOCK MALL, LLC, a Delaware limited liability company,

(54) CBL SOUTHGATE MALL, LLC, a Delaware limited liability (each of the Persons named in items 1 through 54 preceding is hereinafter sometimes called a “Borrower” and they are sometimes hereinafter collectively called “Borrowers”),

CBL OUTPARCEL HOLDCO, LLC, a Delaware limited liability company (“Sole Member”),

CBL OUTPARCEL HOLDCO PARENT, LLC, a Delaware limited liability company (“Sole Member Parent”),

CBL & ASSOCIATES HOLDCO II, LLC, a Delaware limited liability company (“Parent”),

CBL & ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership (“Sponsor”),

BEAL BANK USA, a Nevada thrift (“Initial Lender” and, together with the other lenders from time to time party hereto, each a “Lender” and collectively “Lenders”), and

CLMG CORP., a Texas corporation, as administrative agent for Lenders (“Administrative Agent”).

PRELIMINARY STATEMENTS:

A. Borrowers, Sole Member, Parent, Sponsor, Lenders and Administrative Agent have entered into that certain Amended and Restated Credit Agreement dated as of July 29, 2025, pursuant to which, among other things, Lenders made the New Loan to New Borrowers and Lenders continued the Existing Loan to Existing Borrowers (the “Credit Agreement”; the Credit Agreement, as amended by this Amendment , the “Amended Credit Agreement”).

B. Concurrently herewith, CBL East Towne Mall 2026, LLC, a Delaware limited liability company, CBL Mayfaire Town Center 2026, LLC, a Delaware limited liability company, CBL Pearland Ground 2026, LLC, a Delaware limited liability company, CBL Pearland Towne Center 2026, LLC, a

First Amendment to Amended and Restated Credit Agreement, dated as of March 27, 2026, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL Outparcel HoldCo Parent, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, Beal Bank USA, as Initial Lender, the other Lenders party hereto and CLMG Corp., as Administrative Agent

Delaware limited liability company, and CBL Southaven Towne Center 2026, LLC, a Delaware limited liability company (each of which is an Affiliate of Borrowers, each an “Affiliate Borrower” and collectively “Affiliate Borrowers”), Sole Member, Sole Member Parent, Parent, Sponsor, Lenders and Administrative Agent are entering into that certain Credit Agreement dated as of March 10, 2026, pursuant to which Lenders are making a term loan to Affiliate Borrowers in the principal amount of $176,080,000.00 (the “Affiliate Credit Agreement”).

C. The parties hereto desire to amend the Credit Agreement in connection with the execution and delivery of the Affiliate Credit Agreement.

D. In consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

SECTION 4. Defined Terms. Unless otherwise stated herein, all capitalized terms used herein but not otherwise defined herein shall have the respective meanings provided such terms in the Amended Credit Agreement.

SECTION 5. Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 5 hereof, as of the First Amendment Effective Date, the Credit Agreement is hereby amended by deleting the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and adding the underlined text (indicated textually in the same manner as the following example: underlined text) as set forth in the Amended Credit Agreement attached hereto as Annex I. Notwithstanding the foregoing, the parties hereto acknowledge and agree that (a) none of the Schedules to the Credit Agreement are amended pursuant to this Amendment other than Schedule 4.02(a)(xviii) (relating to Insurance Requirements) and Schedule 5.12B (identifying the Loan Parties) and (b) none of the Exhibits to the Credit Agreement are amended pursuant to this Amendment other than (i) the addition of a new Exhibit E-4 (the form of Guaranty to be executed by Sole Member Parent), (ii) the amendment and restatement of existing Schedule H-1 (the form of Pledge and Security Agreement to be executed by Sole Member), (iii) the amendment and restatement of existing Schedule H-2 (the form of Pledge and Security Agreement to be executed by Parent) and (iv) the addition of a new Exhibit H-3 (the form of Pledge and Security Agreement to be executed by Sole Member Parent). Accordingly, none of the Schedules or Exhibits to the Credit Agreement are attached as a part of Annex I hereto other than those being so amended, and those Schedules and Exhibits not attached as a part of Annex I hereto and not being amended are hereby ratified and confirmed by the parties hereto and remain in full force and effect and continue as Schedules and Exhibits to the Credit Agreement and the Amended Credit Agreement after giving effect to this Amendment. For the avoidance of doubt, the amendments to the Credit Agreement reflected in Annex I hereto include, among others, the addition of Sole Member Parent as a party and signatory to the Amended Credit Agreement.

SECTION 6. Reference to and Effect on the Credit Agreement. On and after the First Amendment Effective Date, (a) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or text of like import referring to the Credit Agreement shall mean and be a reference to the Amended Credit Agreement and (b) all references to the Credit Agreement in each of the other Loan Documents shall be deemed to be references to the Amended Credit Agreement. On and after the First Amendment Effective Date, this Amendment shall for all purposes constitute a “Loan Document” under and as defined in the Amended Credit Agreement and the other Loan Documents.

First Amendment to Amended and Restated Credit Agreement, dated as of March 27, 2026, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL Outparcel HoldCo Parent, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, Beal Bank USA, as Initial Lender, the other Lenders party hereto and CLMG Corp., as Administrative Agent

SECTION 7. Representations and Warranties. Each of the Loan Parties hereby represents and warrants to Administrative Agent and Lenders that, after giving effect to this Amendment, all representations and warranties contained in the Amended Credit Agreement (including, without limitation, in Article V thereof) and in the other Loan Documents are true and correct in all material respects (except for those representations and warranties that are conditioned by materiality or Material Adverse Effect, which are true and correct in all respects) on and as of the First Amendment Effective Date to the same extent as though made on and as of the First Amendment Effective Date, except to the extent such representations and warranties specifically relate only to an earlier date, in which case such representations and warranties have been true and correct in all material respects (except for those representations and warranties that are conditioned by materiality or Material Adverse Effect, which have been true and correct in all respects) on and as of such earlier date. For purposes of the foregoing, (a) each reference in such representations and warranties to “the Loan Documents” or text of like import referring to the Loan Documents shall include and be deemed to also reference this Amendment, the Amended Credit Agreement and each other Loan Document executed in connection with this Amendment (collectively, the “Amendment Documents”) and (b) each reference in such representations and warranties to “the transactions contemplated by the Loan Documents” or text of like import referring to the transactions contemplated by the Credit Agreement or any other Loan Document shall include and be deemed to also reference the Amendment and any other transactions contemplated by the Amendment Documents.

SECTION 8. Conditions Precedent. This Amendment shall become effective as of the first date (the “First Amendment Effective Date”) when each of the following conditions set forth in this Section 5 shall have been satisfied to the satisfaction of the Agent and the Lenders party hereto:

(a) the receipt by the Agent of the following:

(i) counterparts of this Amendment executed by Borrowers, Sole Member, Sole Member Parent, Parent, Sponsor, Administrative Agent and Lenders;

(ii) a Guaranty in form and substance satisfactory to Administrative Agent executed by Sole Member Parent to and in favor of Administrative Agent pursuant to which it guarantees payment and performance of the Obligations;

(iii) a Pledge and Security Agreement executed by Sole Member pursuant to which it grants to Administrative Agent, as security for the payment and performance of the Obligations, a security interest in all issued and outstanding Equity Interests issued by each Borrower and all other assets of Sole Member, together with (A) the originals of the certificates evidencing such Pledged Equity and the attached undated instruments of transfer executed by Sole Member Parent in blank and (B) irrevocable proxies relating to the voting of such Equity Interests executed by Sole Member, each of which shall be in form and substance satisfactory to Administrative Agent;

(iv) a Pledge and Security Agreement executed by Sole Member Parent pursuant to which it grants to Administrative Agent, as security for the payment and performance of the Obligations, a security interest in all issued and outstanding Equity Interests issued by Sole Member and all other assets of Sole Member Parent, together with (A) the originals of the certificates evidencing such Pledged Equity and the attached undated instruments of transfer executed by Sole Member Parent in blank and (B) irrevocable proxies relating to the voting of such Equity Interests executed by Sole Member, each of which shall be in form and substance satisfactory to Administrative Agent;

First Amendment to Amended and Restated Credit Agreement, dated as of March 27, 2026, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL Outparcel HoldCo Parent, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, Beal Bank USA, as Initial Lender, the other Lenders party hereto and CLMG Corp., as Administrative Agent

(v) a Pledge and Security Agreement executed by Parent pursuant to which it grants to Administrative Agent, as security for the payment and performance of the Obligations, a security interest in all issued and outstanding Equity Interests issued by Sole Member Parent and certain related assets, together with (A) the original of the certificate evidencing such Pledge Equity and an attached undated instrument of transfer executed by Parent in blank and (B) an irrevocable proxy relating to the voting of such Equity Interests executed by Parent, each of which shall be in form and substance satisfactory to Administrative Agent;

(vi) a Secretary’s Certificate delivered by the Loan Parties attaching thereto and certifying as to Organization Documents of the Loan Parties, resolutions of the respective members and managers of the Loan Parties authorizing the execution, delivery and performance of this Amendment and the other Loan Documents relating to this Amendment to be executed by the Loan Parties and certificates issued as of a recent date by the appropriate Governmental Authorities of the applicable jurisdictions which evidence the legal existence and good standing of each of the Loan Parties;

(vii) a replacement limited liability company interest certificate issued by each New Borrower to Sole Member which is executed by such New Borrower, a related limited liability company interest power executed in blank by Sole Member and a related proxy executed by Sole Member, each of which shall be in form and substance satisfactory to Administrative Agent and shall be delivered to the possession of Administrative Agent, and any additional items that may be required by Administrative Agent in order to ensure compliance by all Loan Parties with all terms and provisions of the Loan Documents; and

(viii) a Closing Certificate executed by the Loan Parties in form and substance satisfactory to Administrative Agent which, among other things, certifies that each of the conditions precedent set forth in this Section 5 has been, or is concurrently therewith is being, satisfied.

(b) Administrative Agent shall have been paid all fees and expenses (including all reasonable out-of-pocket costs, fees and expenses of counsel to Administrative Agent, except to the extent that Administrative Agent may approve delayed payment thereof) owing to Administrative Agent or Lenders pursuant to the terms of the Amended Credit Agreement.

(c) the Affiliate Credit Agreement shall have been executed and delivered by all parties thereto.

SECTION 9. Cost and Expenses. Each Loan Party, jointly and severally, agrees to pay or reimburse on demand Administrative Agent and each Lender all fees and expenses (including all reasonable and documented out-of-pocket costs, fees and expenses owing to them pursuant to the terms of the Amended Credit Agreement) incurred in connection with the preparation, negotiation, execution and delivery of this Amendment and the other agreements, documents, instruments and certificates to be executed and/or delivered hereunder, in each case, in accordance with and to the extent required under the Amended Credit Agreement and the other Loan Documents.

SECTION 10. Reaffirmation. By executing and delivering a counterpart hereof, (a) each Loan Party hereby agrees and reaffirms that all Loans and other Obligations (i) are and shall be guaranteed pursuant to the Guaranties in accordance with the terms and provisions thereof and (ii) are and shall be secured by the Liens granted to Administrative Agent pursuant to the Collateral Documents in accordance with the terms and provisions thereof and (b) each Loan Party hereby (i) agrees that, after giving effect to

First Amendment to Amended and Restated Credit Agreement, dated as of March 27, 2026, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL Outparcel HoldCo Parent, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, Beal Bank USA, as Initial Lender, the other Lenders party hereto and CLMG Corp., as Administrative Agent this Amendment, the Guaranties and the Liens created pursuant to the Collateral Documents for the benefit of Secured Parties continue to be in full force and effect and (ii) affirms, ratifies, acknowledges and confirms all of its obligations and liabilities under the Amended Credit Agreement and each other Loan Document to which it is a party, in each case after giving effect to this Amendment.

SECTION 11. Miscellaneous Provisions.

(a) Ratification. This Amendment is limited to the matters expressly specified herein and shall not constitute an amendment, modification, acceptance or waiver to or of any other term, provision or condition of the Credit Agreement or any other Loan Document. Nothing herein contained shall be construed as a substitution or novation of any Indebtedness or Obligations outstanding under the Credit Agreement or any other Loan Document or any agreement, document, instrument or certificate evidencing, securing, governing or otherwise relating to the same, which Indebtedness and Obligations shall remain in full force and effect as modified hereby or by any agreement, document, instrument or certificate executed concurrently herewith.

(b) GOVERNING LAW; SUBMISSION TO JURISDICTION, ETC. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTIONS 10.14 [GOVERNING LAW; JURISDICTION; ETC.], 10.16 [NO ADVISORY OR FIDUCIARY RESPONSIBILITY] AND 10.19 [LIMITATION OF LIABILITY] OF THE CREDIT AGREEMENT ARE INCORPORATED BY REFERENCE HEREIN AS IF SUCH SECTIONS APPEARED HEREIN, MUTATIS MUTANDIS.

(c) Severability. Section 10.12 [Severability] of the Credit Agreement is incorporated by reference herein as if such Section appeared herein, mutatis mutandis.

(d) Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar applicable state laws based on the Uniform Electronic Transactions Act, provided that Administrative Agent may request, and promptly upon any such request each applicable Loan Party shall be obligated to deliver to Administrative Agent, manually executed “wet ink” signatures to this Amendment.

(e) Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment.

(f) Entire Agreement. This Amendment constitutes the final agreement between and among the parties hereto relating to the subject matter hereof and may not be contradicted by evidence of prior,

First Amendment to Amended and Restated Credit Agreement, dated as of March 27, 2026, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL Outparcel HoldCo Parent, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, Beal Bank USA, as Initial Lender, the other Lenders party hereto and CLMG Corp., as Administrative Agent contemporaneous or subsequent oral agreements of the parties, There are no oral agreements between or among the parties hereto.

(g) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, provided, however, that no Loan Party may assign or delegate any of its duties or obligations under this Amendment without the prior written consent of Administrative Agent and Lenders.

(h) Administrative Agent Authorization. Administrative Agent shall have all of the benefits, indemnities, powers, privileges, protections and rights contained in the Amended Credit Agreement (including, for the avoidance of any doubt, Article IX thereof) in connection with acting in its capacity as Administrative Agent hereunder.

(i) No Waiver. Nothing herein shall constitute, or be interpreted or construed as, a waiver or forgiveness of any Default or Event of Default under the Credit Agreement or any other Loan Document or any agreement, document, instrument or certificate executed and/or delivered to Administrative Agent or any Lender in connection therewith, whether now existing or hereafter arising or known to Administrative Agent or any Lender, or any right, remedy or prerogative of Administrative Agent or any Lender existing or hereafter arising in connection with any such Default or Event of Default.

(j) Post-Closing Covenants. Each applicable Borrower will promptly comply with (or, if applicable, use its best efforts to promptly comply with) its obligation to deliver to Administrative Agent the items set forth on Schedule 6.27 to the Credit Agreement which are applicable to it.

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First Amendment to Amended and Restated Credit Agreement, dated as of March 27, 2026, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL Outparcel HoldCo Parent, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, Beal Bank USA, as Initial Lender, the other Lenders party hereto and CLMG Corp., as Administrative Agent

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

ADMINISTRATIVE AGENT:

CLMG CORP., a Texas corporation

By /s/ James Erwin

Name: James Erwin

Title: Authorized Signatory

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Signature Page – First Amendment to Amended and Restated Credit Agreement

First Amendment to Amended and Restated Credit Agreement, dated as of March 27, 2026, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL Outparcel HoldCo Parent, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, Beal Bank USA, as Initial Lender, the other Lenders party hereto and CLMG Corp., as Administrative Agent

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

INITIAL LENDER:

BEAL BANK USA, a Nevada thrift

By: /s/ Damien Reynolds

Name: Damien Reynolds

Title: Authorized Signatory

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Signature Page – First Amendment to Amended and Restated Credit Agreement

First Amendment to Amended and Restated Credit Agreement, dated as of March 27, 2026, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL Outparcel HoldCo Parent, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, Beal Bank USA, as Initial Lender, the other Lenders party hereto and CLMG Corp., as Administrative Agent

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWERS:

(1) ACW-NORTH CAROLINA, LLC, a North Carolina limited liability company,

(2) BROOKFIELD SQUARE PARCEL, LLC, a Wisconsin limited liability company,

(3) CBL BROOKFIELD SQUARE OP PROPCO, LLC, a Wisconsin limited liability company,

(4) CBL CROSS CREEK SEARS OP PROPCO, LLC, a North Carolina limited liability company,

(5) CBL DAKOTA SQUARE MALL OP PROPCO III, LLC, a North Dakota limited liability company,

(6) CBL DAKOTA SQUARE MALL OP PROPCO, LLC, a North Dakota limited liability company,

(7) CBL FAYETTE MALL OP PROPCO, LLC, a Kentucky limited liability company,

(8) CBL FRONTIER SQUARE PROPCO, LLC, a Wyoming limited liability company,

(9) CBL HAMILTON PLACE SEARS OP PROPCO, LLC, a Tennessee limited liability company,

(10) CBL HANES MALL OP PROPCO, LLC, a North Carolina limited liability company,

(11) CBL HARFORD MALL ANNEX PROPCO, LLC, a Pennsylvania limited liability company,

(12) CBL JEFFERSON MALL SELF DEV PROPCO, LLC, a Kentucky limited liability company,

(13) CBL KIRKWOOD MALL OP PROPCO, LLC, a North Dakota limited liability company,

(14) CBL LANDING AT ARBOR PLACE OP PROPCO, LLC, a Georgia limited liability company,

(15) CBL LAUREL PARK MALL OP PROPCO, LLC, a Michigan limited liability company,

(16) CBL MAYFAIRE TOWN CENTER OP PROPCO, LLC, a North Carolina limited liability company,

(17) CBL MERIDIAN MALL OP PROPCO, LLC, a Michigan limited liability company,

(18) CBL MID RIVERS MALL OP PROPCO, LLC, a Missouri limited liability company,

(19) CBL NORTHPARK MALL OP PROPCO III, LLC, a Missouri limited liability company,

(20) CBL NORTHPARK MALL OP PROPCO, LLC, a Missouri limited liability company,

(21) CBL PARKDALE MALL CORNER OP PROPCO, LLC, a Texas limited liability company,

(22) CBL PARKDALE MALL CORNER TRACT 4 PROPCO, LLC, a Texas limited liability company,

(23) CBL PEARLAND TOWN CENTER OP PROPCO II, LLC, a Texas limited liability company,

(24) CBL POST OAK MALL OP PROPCO, LLC, a Texas limited liability company,

(25) CBL SHOPS AT EASTGATE PROPCO, LLC, an Ohio limited liability company,

(26) CBL SOUTH COUNTY CENTER OP PROPCO II, LLC, a Missouri limited liability company,

(27) CBL SOUTH COUNTY CENTER OP PROPCO, LLC, a Missouri limited liability company,

(28) CBL SOUTHAVEN TOWNE CENTER OP PROPCO, LLC, a Mississippi limited liability company,

(29) CBL SUNRISE COMMONS PROPCO, LLC, a Texas limited liability company,

(30) CBL VALLEY VIEW MALL OP PROPCO, LLC, a Virginia limited liability company,

(31) CBL WEST TOWNE CROSSING OP PROPCO, LLC, a Wisconsin limited liability company,

(32) CBL WESTGATE CROSSING PROPCO, LLC, a South Carolina limited liability company,

(33) CBL YORK GALLERIA OP PROPCO, LLC, a Pennsylvania limited liability company,

(34) CHH-TENNESSEE, LLC, a Tennessee limited liability company,

Signature Page – First Amendment to Amended and Restated Credit Agreement

First Amendment to Amended and Restated Credit Agreement, dated as of March 27, 2026, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL Outparcel HoldCo Parent, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, Beal Bank USA, as Initial Lender, the other Lenders party hereto and CLMG Corp., as Administrative Agent

(35) CSPC-TENNESSEE, LLC, a Tennessee limited liability company,

(36) EAST TOWNE PARCEL I, LLC, a Wisconsin limited liability company,

(37) ETM-WISCONSIN, LLC, a Wisconsin limited liability company,

(38) FAYETTE PLAZA CMBS, LLC, a Delaware limited liability company,

(39) GC-TENNESSEE, LLC, a Tennessee limited liability company,

(40) HM-NORTH CAROLINA, LLC, a North Carolina limited liability company,

(41) MADISON OP OUTPARCEL GROUND, LLC, a Wisconsin limited liability company,

(42) MDN-TEXAS, LLC, a Texas limited liability company,

(43) NGM-TENNESSEE, LLC, a Tennessee limited liability company,

(44) PM ANCHOR-TEXAS, LLC, a Texas limited liability company,

(45) SHOPPES AT ST. CLAIR CMBS, LLC, a Delaware limited liability company,

(46) SOUTHPARK MALL-DSG, LLC, a Virginia limited liability company,

(47) STCS-ILLINOIS, LLC, an Illinois limited liability company,

(48) VOLUSIA SAC, LLC, a Florida limited liability company,

(49) VOLUSIA-OP PERIPHERAL, LLC, a Florida limited liability company,

(50) WEST TOWNE DISTRICT, LLC, a Wisconsin limited liability company,

(51) CBL ASHLAND MALL, LLC, a Delaware limited liability company,

(52) CBL MESA MALL, LLC, a Delaware limited liability company,

(53) CBL PADDOCK MALL, LLC, a Delaware limited liability company, and

(54) CBL SOUTHGATE MALL, LLC, a Delaware limited liability company.

By: CBL Outparcel HoldCo, LLC,
its sole member

By: CBL Outparcel HoldCo Parent, LLC,
its sole member

By: CBL & Associates HoldCo II, LLC,
its sole member

By: CBL & Associates Limited Partnership,
its sole member

By: CBL Holdings I, Inc.,
its sole general partner

By: /s/ Benjamin W. Jaenicke

Name: Benjamin W. Jaenicke

Title: Executive Vice President – Chief Financial Officer

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Signature Page – First Amendment to Amended and Restated Credit Agreement

First Amendment to Amended and Restated Credit Agreement, dated as of March 27, 2026, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL Outparcel HoldCo Parent, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, Beal Bank USA, as Initial Lender, the other Lenders party hereto and CLMG Corp., as Administrative Agent

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SOLE MEMBER:

CBL OUTPARCEL HOLDCO, LLC, a Delaware limited liability company

By: CBL Outparcel HoldCo Parent, LLC,
its sole member

By: CBL & Associates HoldCo II, LLC,

its sole member

By: CBL & Associates Limited Partnership,

its sole member

By: CBL Holdings I, Inc.,

its sole general partner

By: /s/ Benjamin W. Jaenicke

Name: Benjamin W. Jaenicke

Title: Executive Vice President – Chief Financial Officer

Signature Page – First Amendment to Amended and Restated Credit Agreement

First Amendment to Amended and Restated Credit Agreement, dated as of March 27, 2026, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL Outparcel HoldCo Parent, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, Beal Bank USA, as Initial Lender, the other Lenders party hereto and CLMG Corp., as Administrative Agent

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SOLE MEMBER PARENT:

CBL OUTPARCEL HOLDCO PARENT, LLC, a Delaware limited liability company

By: CBL & Associates HoldCo II, LLC,

its sole member

By: CBL & Associates Limited Partnership,

its sole member

By: CBL Holdings I, Inc.,

its sole general partner

By: /s/ Benjamin W. Jaenicke

Name: Benjamin W. Jaenicke

Title: Executive Vice President – Chief Financial Officer

Signature Page – First Amendment to Amended and Restated Credit Agreement

First Amendment to Amended and Restated Credit Agreement, dated as of March 27, 2026, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL Outparcel HoldCo Parent, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, Beal Bank USA, as Initial Lender, the other Lenders party hereto and CLMG Corp., as Administrative Agent

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

PARENT:

CBL & ASSOCIATES HOLDCO II, LLC, a Delaware limited liability company

By: CBL & Associates Limited Partnership,

its sole member

By: CBL Holdings I, Inc.,

its sole general partner

By: /s/ Benjamin W. Jaenicke

Name: Benjamin W. Jaenicke

Title: Executive Vice President – Chief Financial Officer

Signature Page – First Amendment to Amended and Restated Credit Agreement

First Amendment to Amended and Restated Credit Agreement, dated as of March 27, 2026, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL Outparcel HoldCo Parent, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, Beal Bank USA, as Initial Lender, the other Lenders party hereto and CLMG Corp., as Administrative Agent

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SPONSOR:

CBL & ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership

By: CBL Holdings I, Inc.,

its sole general partner

By: /s/ Benjamin W. Jaenicke

Name: Benjamin W. Jaenicke

Title: Executive Vice President – Chief Financial Officer

Signature Page – First Amendment to Amended and Restated Credit Agreement

First Amendment to Amended and Restated Credit Agreement, dated as of March 27, 2026, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL Outparcel HoldCo Parent, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, Beal Bank USA, as Initial Lender, the other Lenders party hereto and CLMG Corp., as Administrative Agent

ANNEX I

AMENDED CREDIT AGREEMENT

(see attached)

First Amendment to Amended and Restated Credit Agreement, dated as of March 27, 2026, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL Outparcel HoldCo Parent, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, Beal Bank USA, as Initial Lender, the other Lenders party hereto and CLMG Corp., as Administrative Agent

DOCPROPERTY "CUS_DocIDChunk0" 504208\00075\4923-6859-9942\9

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of July 29, 2025

among

(1) ACW-NORTH CAROLINA, LLC,

(2) BROOKFIELD SQUARE PARCEL, LLC,

(3) CBL BROOKFIELD SQUARE OP PROPCO, LLC,

(4) CBL CROSS CREEK SEARS OP PROPCO, LLC,

(5) CBL DAKOTA SQUARE MALL OP PROPCO III, LLC,

(6) CBL DAKOTA SQUARE MALL OP PROPCO, LLC,

(7) CBL FAYETTE MALL OP PROPCO, LLC,

(8) CBL FRONTIER SQUARE PROPCO, LLC,

(9) CBL HAMILTON PLACE SEARS OP PROPCO, LLC,

(10) CBL HANES MALL OP PROPCO, LLC,

(11) CBL HARFORD MALL ANNEX PROPCO, LLC,

(12) CBL JEFFERSON MALL SELF DEV PROPCO, LLC,

(13) CBL KIRKWOOD MALL OP PROPCO, LLC,

(14) CBL LANDING AT ARBOR PLACE OP PROPCO, LLC,

(15) CBL LAUREL PARK MALL OP PROPCO, LLC,

(16) CBL MAYFAIRE TOWN CENTER OP PROPCO, LLC,

(17) CBL MERIDIAN MALL OP PROPCO, LLC,

(18) CBL MID RIVERS MALL OP PROPCO, LLC,

(19) CBL NORTHPARK MALL OP PROPCO III, LLC,

(20) CBL NORTHPARK MALL OP PROPCO, LLC,

(21) CBL PARKDALE MALL CORNER OP PROPCO, LLC,

(22) CBL PARKDALE MALL CORNER TRACT 4 PROPCO, LLC,

(23) CBL PEARLAND TOWN CENTER OP PROPCO II, LLC,

(24) CBL POST OAK MALL OP PROPCO, LLC,

(25) CBL SHOPS AT EASTGATE PROPCO, LLC,

(26) CBL SOUTH COUNTY CENTER OP PROPCO II, LLC,

(27) CBL SOUTH COUNTY CENTER OP PROPCO, LLC,

(28) CBL SOUTHAVEN TOWNE CENTER OP PROPCO, LLC,

(29) CBL SUNRISE COMMONS PROPCO, LLC,

(30) CBL VALLEY VIEW MALL OP PROPCO, LLC,

(31) CBL WEST TOWNE CROSSING OP PROPCO, LLC,

(32) CBL WESTGATE CROSSING PROPCO, LLC,

(33) CBL YORK GALLERIA OP PROPCO, LLC,

(34) CHH-TENNESSEE, LLC,

(35) CSPC-TENNESSEE, LLC,

(36) EAST TOWNE PARCEL I, LLC,

(37) ETM-WISCONSIN, LLC,

(38) FAYETTE PLAZA CMBS, LLC,

(39) GC-TENNESSEE, LLC,

(40) HM-NORTH CAROLINA, LLC

(41) MADISON OP OUTPARCEL GROUND, LLC,

(42) MDN-TEXAS, LLC,

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

(43) NGM-TENNESSEE, LLC,

(44) PM ANCHOR-TEXAS, LLC,

(45) SHOPPES AT ST. CLAIR CMBS, LLC,

(46) SOUTHPARK MALL-DSG, LLC,

(47) STCS-ILLINOIS, LLC,

(48) VOLUSIA SAC, LLC,

(49) VOLUSIA-OP PERIPHERAL, LLC,

(50) WEST TOWNE DISTRICT, LLC,

(51) CBL ASHLAND MALL, LLC,

(52) CBL MESA MALL, LLC

(53) CBL PADDOCK MALL, LLC

and

(54) CBL SOUTHGATE MALL, LLC

as Borrowers,

CBL OUTPARCEL HOLDCO, LLC,
as Sole Member and a Guarantor,

~~and~~

CBL & ASSOCIATES LIMITED PARTNERSHIP,
as Sponsor and a Guarantor,

CBL & ASSOCIATES HOLDCO II, LLC,
as Parent and a Pledgor,

CBL OUTPARCEL HOLDCO PARENT, LLC,
as Sole Member Parent and a Guarantor commencing as of the First Amendment Effective Date

CLMG CORP.,
as Administrative Agent,

and

BEAL BANK USA,
as Initial Lender

and

the other Lenders from time to time party hereto

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

TABLE OF CONTENTS

Article I DEFINITIONS AND ACCOUNTING TERMS		4
1.01	Defined Terms	4
1.02	Other Interpretive Provisions	28
1.03	Accounting Terms.	29
1.04	Times of Day	29
Article II THE LOAN		29
2.01	The Loans	29
2.02	Use of Proceeds	30
2.03	Prepayments	30
2.04	Repayment of Loans	32
2.05	Interest	33
2.06	Fees	34
2.07	Computation of Interest and Fees; Retroactive Adjustments of Applicable Rate	34
2.08	Evidence of Debt	34
2.09	Payments Generally; Administrative Agent’s Clawback	34
2.10	Sharing of Payments by Lenders	35
2.11	Release of Funds from the Loss Proceeds Account	36
2.12	Real Estate Tax Account	36
2.13	Revenue Accounts	37
2.14	Repair Reserve Account	37
2.15	Cash Accounts upon an Event of Default	37
2.16	Intentionally Omitted.	37
2.17	Disposition(s), Release(s) of Collateral.	37
2.18	Substitution of Collateral/Borrower.	40
2.19	Intentionally Omitted.	41
2.20	Extension of Maturity Date.	41
2.21	Additional Matters Relating to Term SOFR.	42
Article III TAXES, YIELD PROTECTION AND ILLEGALITY		43~~44~~
3.01	Taxes	43~~44~~
3.02	Increased Costs	47
3.03	Mitigation Obligations; Designation of a Different Lending Office	48
3.04	Survival	48
Article IV CONDITIONS PRECEDENT TO INITIAL BORROWING		48
4.01	Conditions of Borrowing of the Existing Loan	48~~49~~
4.02	Conditions of Borrowing of the New Loan	48~~49~~
Article V REPRESENTATIONS AND WARRANTIES		55
5.01	Existence, Qualification and Power	55
5.02	Authorization; No Contravention	55
5.03	Governmental Authorization; Other Consents	55~~56~~
5.04	Binding Effect	56
5.05	Litigation	56
5.06	No Default	56
5.07	Ownership of Property; Leases	56
5.08	Environmental Compliance	56~~57~~
5.09	Insurance	56~~57~~
5.10	Taxes	56~~57~~

Page i

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

5.11	ERISA Compliance	57
5.12	Subsidiaries; Equity Interests; Loan Parties	57
5.13	Margin Regulations; Investment Company Act	58
5.14	Disclosure	58
5.15	Compliance with Laws; Permits	58
5.16	Intellectual Property; Licenses, Etc	58
5.17	Solvency	58~~59~~
5.18	Casualty, Etc	58~~59~~
5.19	Labor Matters	59
5.20	Collateral Documents	59
5.21	Compliance with OFAC and the U.S. Patriot Act	59
5.22	Conduct of Business	59
5.23	Operating Budget; Capital Budget	59
5.24	Material Contracts	59~~60~~
5.25	Utility Services	59~~60~~
5.26	Permits	60
5.27	Easements and Public Access	60
5.28	Flood Zone	60
5.29	Physical Condition	60
5.30	Boundaries	60
5.31	FIRPTA	60~~61~~
5.32	Certain Fees	60~~61~~
5.33	Financial Information	61
5.34	Payment of Tenant Improvement Costs and Leasing Commissions	61
5.35	Ground Leases	61
5.36	Purchase of New Projects	61
5.37	Special Purpose Entities	61~~62~~
5.38	Status of Leases	62
5.39	Layton Hills and MNVL	62
5.40	Representations and Warranties in Schedules	62
5.41	Reliance on Representations and Warranties	62
Article VI AFFIRMATIVE COVENANTS		62
6.01	Financial Statements	62
6.02	Certificates; Other Information	63
6.03	Notices	64
6.04	Payment of Obligations	65
6.05	Preservation of Existence, Etc	65
6.06	Maintenance of Properties	65
6.07	Maintenance of Insurance	65
6.08	Compliance with Laws	65~~66~~
6.09	Books and Records	65~~66~~
6.10	Inspection Rights	66
6.11	Use of Proceeds	66
6.12	Covenant to Give Security	66
6.13	Compliance with Environmental Laws	66
6.14	Preparation of Environmental Reports	66~~67~~
6.15	Further Assurances	67
6.16	[Intentionally Omitted].	67
6.17	[Intentionally Omitted].	67

Page ii

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

6.18	Material Contracts; Leases	67
6.19	Designation as Senior Debt	68
6.20	Separateness	68
6.21	Deposit Accounts	70
6.22	Budgets	70
6.23	Real Estate Tax Account	70
6.24	Restoration Following Casualty	71
6.25	Condemnation	72
6.26	Ground Leases	73
6.27	Post-Closing Covenants	74
6.28	[Reserved]	74
6.29	Reaffirmation of Existing Collateral and Collateral Documents	74
Article VII NEGATIVE COVENANTS		74
7.01	Liens	74
7.02	Indebtedness	75
7.03	Investments	75
7.04	Fundamental Changes	75
7.05	Dispositions	75
7.06	Formation of Subsidiaries and Employees	75
7.07	Transactions with Affiliates	75~~76~~
7.08	Use of Proceeds	76
7.09	[Reserved].	76
7.10	Amendments of Organization Documents	76
7.11	Accounting Changes	76
7.12	ERISA.	76
7.13	Assignment	76~~77~~
7.14	Deposit Accounts and Securities Accounts	76~~77~~
7.15	Hazardous Materials	77
7.16	Sale-Leaseback	77
7.17	Restricted Payments	77
7.18	Sole Member; Sole Member Parent; Parent	78
7.19	Partition	78
7.20	Leases	78
7.21	Intercompany Note	78
Article VIII EVENTS OF DEFAULT AND REMEDIES		78~~79~~
8.01	Events of Default	78~~79~~
8.02	Remedies upon Event of Default	82
8.03	Appropriate Proceedings; Remedies Cumulative	83
8.04	Application of Funds	83
Article IX ADMINISTRATIVE AGENT		83~~84~~
9.01	Appointment and Authority	83~~84~~
9.02	Rights as a Lender	84
9.03	Exculpatory Provisions	84
9.04	Reliance by Administrative Agent	85
9.05	Delegation of Duties	85
9.06	Resignation of Administrative Agent	85~~86~~
9.07	Non-Reliance on Administrative Agent and Other Lenders	86
9.08	Administrative Agent May File Proofs of Claim	86
9.09	Collateral Matters	87

Page iii

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

Article X MISCELLANEOUS		87
10.01	Amendments, Etc	87
10.02	Notices; Effectiveness; Electronic Communications	88
10.03	No Waiver; Cumulative Remedies; Enforcement	90
10.04	Expenses; Indemnity; Damage Waiver.	90~~91~~
10.05	Payments Set Aside	92
10.06	Successors and Assigns.	92~~93~~
10.07	Treatment of Certain Information; Confidentiality	95~~96~~
10.08	Right of Setoff	96
10.09	Interest Rate Limitation	96~~97~~
10.10	Counterparts; Integration; Effectiveness	96~~97~~
10.11	Survival of Representations and Warranties	97
10.12	Severability	97
10.13	Borrowers’ Representative	97
10.14	Governing Law; Jurisdiction; Etc.	97~~98~~
10.15	WAIVER OF JURY TRIAL	99
10.16	No Advisory or Fiduciary Responsibility	99
10.17	Electronic Execution of Loan Documents	99~~100~~
10.18	U.S. PATRIOT Act	100
10.19	LIMITATION OF LIABILITY	100
10.20	Use of Name and Information	101
10.21	ENTIRE AGREEMENT	101
10.22	Broker	101
10.23	Joint and Several Liability of Borrowers.	101~~102~~
10.24	Amendment and Restatement of Existing Credit Agreement; No Novation.	103~~104~~
10.25	Layton Hills and MNVL	104
10.26	Borrowing Request	104

SCHEDULES

Schedule 2.01 - Commitments and Applicable Percentages

Schedule 2.14 - Repair Reserve Account Scheduled Repairs

Schedule 2.17(a) - New Project Allocated Loan Amounts

Schedule 2.17(b) - Special Release Parcel

Schedule 4.02(a)(vii) - Estoppel Certificates and Subordination, Non-Disturbance and Attornment Agreements

Schedule 4.02(a)(xviii) - Insurance Requirements

Schedule 4.02(a)(xix) - Restatement Closing Date Required Account Control Agreements

Schedule 5.05 - Litigation

Schedule 5.07(a) - Permitted Encumbrances

Schedule 5.07(b) - Leases

Schedule 5.11 - ERISA Compliance

Schedule 5.12A - Subsidiaries and Other Equity Investments

Schedule 5.12B - Loan Parties

Schedule 5.16 - Intellectual Property Matters

Schedule 5.19 - Labor Matters

Schedule 5.24 - Material Contracts

Schedule 5.25 - Utility Services

Schedule 5.28 - Properties Located in Special Flood Hazard Area

Page iv

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

Schedule 5.35 - Ground Leases

Schedule 5.38 - Lease Defaults

Schedule 6.18 - Property Management Agreements

Schedule 6.27 - Post-Closing Covenants

Schedule 7.02(c) - Unsecured Trade Payables: Specified Value for each Borrower

Schedule 7.14 - Deposit Accounts and Securities Accounts

EXHIBITS

A Properties/Projects

B-1 Form of Promissory Note for Existing Loan

B-2 Form of Promissory Note for New Loan

C-1 Form of Compliance Certificate

C-2 Form of Excess Cash Flow Certificate

D Form of Assignment and Assumption

E-1 Form of Guaranty of Sole Member

E-2 Form of Carve-Out Guaranty of Sponsor

E-3 Form of Guaranty of New Borrowers

E-4 Form of Guaranty of Sole Member Parent

F Form of Security Agreement to be executed by Borrowers

G Form of Assignment of Other Material Contracts

H-1 Form of Pledge Agreement to be executed by Sole Member (pledging Equity ~~Interest~~Interests in Borrowers and all other assets of Sole Member)

H-2 Form of Pledge Agreement to be executed by Sole Member Parent (pledging Equity ~~Interest~~Interests in Sole Member and all other assets of Sole Member Parent)

H-3 Form of Pledge Agreement to be executed by Parent (pledging Equity Interests in Sole Member Parent and related assets)

I Standard Form of Lease

J Form of Borrowing Request

Page v

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) is entered into as of July 29, 2025 (the “Restatement Closing Date”), among the following Persons:

ACW-NORTH CAROLINA, LLC, a North Carolina limited liability company,

BROOKFIELD SQUARE PARCEL, LLC, a Wisconsin limited liability company,

CBL BROOKFIELD SQUARE OP PROPCO, LLC, a Wisconsin limited liability company,

CBL CROSS CREEK SEARS OP PROPCO, LLC, a North Carolina limited liability company,

CBL DAKOTA SQUARE MALL OP PROPCO III, LLC, a North Dakota limited liability company,

CBL DAKOTA SQUARE MALL OP PROPCO, LLC, a North Dakota limited liability company,

CBL FAYETTE MALL OP PROPCO, LLC, a Kentucky limited liability company,

CBL FRONTIER SQUARE PROPCO, LLC, a Wyoming limited liability company,

CBL HAMILTON PLACE SEARS OP PROPCO, LLC, a Tennessee limited liability company,

CBL HANES MALL OP PROPCO, LLC, a North Carolina limited liability company,

CBL HARFORD MALL ANNEX PROPCO, LLC, a Pennsylvania limited liability company,

CBL JEFFERSON MALL SELF DEV PROPCO, LLC, a Kentucky limited liability company,

CBL KIRKWOOD MALL OP PROPCO, LLC, a North Dakota limited liability company,

CBL LANDING AT ARBOR PLACE OP PROPCO, LLC, a Georgia limited liability company,

CBL LAUREL PARK MALL OP PROPCO, LLC, a Michigan limited liability company,

CBL MAYFAIRE TOWN CENTER OP PROPCO, LLC, a North Carolina limited liability company,

CBL MERIDIAN MALL OP PROPCO, LLC, a Michigan limited liability company,

CBL MID RIVERS MALL OP PROPCO, LLC, a Missouri limited liability company,

CBL NORTHPARK MALL OP PROPCO III, LLC, a Missouri limited liability company,

CBL NORTHPARK MALL OP PROPCO, LLC, a Missouri limited liability company,

CBL PARKDALE MALL CORNER OP PROPCO, LLC, a Texas limited liability company,

CBL PARKDALE MALL CORNER TRACT 4 PROPCO, LLC, a Texas limited liability company,

CBL PEARLAND TOWN CENTER OP PROPCO II, LLC, a Texas limited liability company,

CBL POST OAK MALL OP PROPCO, LLC, a Texas limited liability company,

CBL SHOPS AT EASTGATE PROPCO, LLC, an Ohio limited liability company,

CBL SOUTH COUNTY CENTER OP PROPCO II, LLC, a Missouri limited liability company,

CBL SOUTH COUNTY CENTER OP PROPCO, LLC, a Missouri limited liability company,

CBL SOUTHAVEN TOWNE CENTER OP PROPCO, LLC, a Mississippi limited liability company,

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 10, 2026

CBL SUNRISE COMMONS PROPCO, LLC, a Texas limited liability company,

CBL VALLEY VIEW MALL OP PROPCO, LLC, a Virginia limited liability company,

CBL WEST TOWNE CROSSING OP PROPCO, LLC, a Wisconsin limited liability company,

CBL WESTGATE CROSSING PROPCO, LLC, a South Carolina limited liability company,

CBL YORK GALLERIA OP PROPCO, LLC, a Pennsylvania limited liability company,

CHH-TENNESSEE, LLC, a Tennessee limited liability company,

CSPC-TENNESSEE, LLC, a Tennessee limited liability company,

EAST TOWNE PARCEL I, LLC, a Wisconsin limited liability company,

ETM-WISCONSIN, LLC, a Wisconsin limited liability company,

FAYETTE PLAZA CMBS, LLC, a Delaware limited liability company,

GC-TENNESSEE, LLC, a Tennessee limited liability company,

HM-NORTH CAROLINA, LLC, a North Carolina limited liability company,

MADISON OP OUTPARCEL GROUND, LLC, a Wisconsin limited liability company,

MDN-TEXAS, LLC, a Texas limited liability company,

NGM-TENNESSEE, LLC, a Tennessee limited liability company,

PM ANCHOR-TEXAS, LLC, a Texas limited liability company,

SHOPPES AT ST. CLAIR CMBS, LLC, a Delaware limited liability company,

SOUTHPARK MALL-DSG, LLC, a Virginia limited liability company,

STCS-ILLINOIS, LLC, an Illinois limited liability company,

VOLUSIA SAC, LLC, a Florida limited liability company,

VOLUSIA-OP Peripheral, LLC, a Florida limited liability company,

WEST TOWNE DISTRICT, LLC, a Wisconsin limited liability company (each of the Persons named in items 1 through 50 preceding is hereinafter sometimes called an “Existing Borrower” and they are sometimes hereinafter collectively called “Existing Borrowers”),

CBL ASHLAND MALL, LLC, a Delaware limited liability company,

CBL MESA MALL, LLC , a Delaware limited liability company,

CBL PADDOCK MALL, LLC, a Delaware limited liability company,

CBL SOUTHGATE MALL, LLC, a Delaware limited liability
(each of the Persons named in items 51 through 54 preceding is hereinafter sometimes called a “New Borrower” and they are sometimes hereinafter collectively called “New Borrowers”, and each of Existing Borrowers and New Borrowers is sometimes hereinafter called a “Borrower” and they are sometimes hereinafter collectively called “Borrowers”),

CBL OUTPARCEL HOLDCO, LLC, a Delaware limited liability company (“Sole Member”), as a Guarantor,

CBL & ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership (“Sponsor”), as a Guarantor,

CBL & ASSOCIATES HOLDCO II, LLC, a Delaware limited liability company (“Parent”),

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

CBL OUTPARCEL HOLDCO PARENT, LLC, a Delaware limited liability company (“Sole Member Parent”)1,

BEAL BANK USA, a Nevada thrift (“Initial Lender” and, together with the other lenders from time to time party hereto, each a “Lender” and collectively “Lenders”), and

CLMG CORP., a Texas corporation, as administrative agent for Lenders (“Administrative Agent”).

PRELIMINARY STATEMENTS:

A. Existing Borrowers (and Layton Hills and MNVL as defined below), Sole Member, Sponsor, Initial Lender and Administrative Agent are parties to that certain Credit Agreement dated as of June 7, 2022 (the “Existing Credit Agreement”), pursuant to which, among other things, Existing Lenders extended a single advance term loan to Existing Borrowers (and Layton Hills and MNVL) in the aggregate principal amount of $360,000,000.00 (the “Existing Loan”), which Existing Loan is guaranteed by Guarantors (and will be guaranteed by New Borrowers in accordance with this Agreement) and is secured by Liens on, among other Property, the Existing Mortgaged Properties granted pursuant to the Existing Mortgages. As of the Restatement Closing Date, the outstanding principal amount of the Existing Loan and all accrued and unpaid interest thereon is as set forth in Section 2.01(a).

B. Each of CBL Layton Hills OP PropCo, LLC (“Layton Hills”) and MNVL-Pennsylvania, LLC (“MNVL”), which were borrowers under the Existing Credit Agreement, previously sold the Project (as defined in the Existing Credit Agreement) that was owned by it as of the Closing Date (each a “Sold Project” and collectively the “Sold Projects”) and, in connection therewith, the Release Price (as defined in the Existing Credit Agreement) was paid to Administrative Agent and Administrative Agent’s Lien on such Sold Projects was released. Accordingly, as of the Restatement Closing Date, neither Layton Hills nor MNVL owns any Project and neither Sole Member nor any other Loan Party owns any membership interest in Layton Hills or MNVL, and Loan Parties have requested that neither Layton Hills nor MNVL be required to be a Borrower under this Agreement.

C. Borrowers, Sole Member and Sponsor have requested that Lenders make an additional single advance term loan (i.e., in addition to the Existing Loan which remains outstanding and will continue in full force and effect) to Borrowers on the Restatement Closing Date in the principal amount of $110,000,000.00 (the “New Loan”) for the purpose of partially financing the purchase by the applicable New Borrowers of the New Mortgaged Properties, and Lenders have indicated their willingness to provide such New Loan on the terms and subject to the conditions set forth in this Agreement which amends and restates the Existing Credit Agreement, which conditions include, among others, that (i) Guarantors shall guarantee the payment of the New Loan, (ii) the New Loan shall be secured by Liens on, among other Property, the New Mortgaged Properties and the Existing Mortgaged Properties, (iii) New Borrowers shall guaranty the payment of the Existing Loan, (iv) the Existing Loan will be secured by Liens on, among other Property, the New Mortgaged Properties as well as the Existing Mortgaged Properties and (v) the Existing Loan and the New Loan will be cross-defaulted as well as cross-collateralized.

D. Borrowers engaged the services of Exclusive Placement Agent (defined herein) to assist it with identifying potential sources of financing which would be secured by Borrowers’ real properties and fixtures, and, after careful consideration of available financing options, determined

1 For the avoidance of doubt, Sole Member Parent has become a party to this Agreement effective as of the First Amendment Effective Date.

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026 that Initial Lender and Administrative Agent provided the best financing option to Borrowers pursuant to the New Loan.

E. As of the First Amendment Effective Date, (i) the parties hereto are executing the First Amendment and (ii) Affiliate Borrowers, Sole Member, Sole Member Parent, Parent, Sponsor, Administrative Agent and Initial Lender are executing the Affiliate Credit Agreement pursuant to which Initial Lender is making the Affiliate Loan to Affiliate Borrowers.

F. ~~E.~~ In consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree, and amend and restate the Existing Credit Agreement, as follows:

ARTICLE I
DEFINITIONS AND ACCOUNTING TERMS

1.01 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below:

“Acceptable Financial Institution” means any financial institution acceptable to Administrative Agent in its reasonable discretion; provided, that, with respect to any such financial institution, either (a) such financial institution shall have entered into an Account Control Agreement satisfactory to Administrative Agent in its sole but reasonable discretion, which Account Control Agreement shall include a full waiver of setoff rights by such financial institution with respect to any debt or obligations of any Borrower owing to such financial institution (other than customary account fees and similar items (including any lockbox services)) or (b) such financial institution shall have entered into an Account Control Agreement satisfactory to Administrative Agent in its sole but reasonable discretion and (i) shall have no existing business relationship with any Loan Party of any kind at any time, and (ii) shall not have had any prior business relationship with any Loan Party during the two year period immediately preceding the Restatement Closing Date, including that such financial institution shall not, during such period or after such date, (A) have extended any credit to any Loan Party of any kind (whether by loans, lines of credit or otherwise) or (B) except with respect to being the depositary bank with respect to a Revenue Account, have provided any cash management services, including treasury, overdraft, credit or debit card, electronic funds transfer or other cash management arrangements.

“Account Control Agreement” means each account control agreement entered into by Administrative Agent and any Borrower or Sole Member, and, in the case of the Blocked Accounts, the Depositary Bank, and, with respect to all other Accounts, the applicable Acceptable Financial Institution, in each case, each such Account Control Agreement to be in form and substance satisfactory to Administrative Agent.

“Accounts” means, collectively, the Blocked Accounts and all other deposit accounts and securities accounts of any one or more of Borrowers, and “Account” means, individually, a Blocked Account or any such deposit account or securities account.

“Administrative Agent” has the meaning specified in the introductory paragraph hereto.

“Administrative Agent Fee” has the meaning set forth in any Fee Letter.

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

“Administrative Agent’s Office” means Administrative Agent’s address as set forth in Section 10.02, or such other address in the United States as Administrative Agent may from time to time specify by notice to Borrowers’ Representative and Lenders.

“Administrative Questionnaire” means an Administrative Questionnaire in form approved by Administrative Agent.

“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Affiliate Borrowers” means CBL East Towne Mall 2026, LLC, a Delaware limited liability company, CBL Mayfaire Town Center 2026, LLC, a Delaware limited liability company, CBL Pearland Ground 2026, LLC, a Delaware limited liability company, CBL Pearland Town Center 2026, LLC, a Delaware limited liability company and CBL Southaven Towne Center 2026, LLC, a Delaware limited liability company.

“Affiliate Credit Agreement” means that certain Credit Agreement, dated as of the First Amendment Effective Date, by and among Affiliate Borrowers, Sole Member, Sole Member Parent, Parent, Sponsor, Administrative Agent and Initial Lender, as the same may be amended, modified or supplemented from time to time in accordance therewith.

“Affiliate Loan” means a term loan in the principal amount of $176,080,000.00 made by Initial Lender to Affiliate Borrowers pursuant to the Affiliate Credit Agreement.

“Agreement” has the meaning specified in the introductory paragraph hereto.

“Anti-Corruption Law” means, with respect to any Related Party, the FCPA and any law, rule or regulation of any jurisdiction concerning or relating to bribery or corruption that are applicable to such Related Party.

“Anti-Terrorism Law” means, with respect to any Person, all Laws related to financing terrorism, including, without limitation, (a) the Patriot Act, (b) the Currency and Foreign Transactions Reporting Act, (31 U.S.C. §§ 5311-5330) (also known as the “Bank Secrecy Act”), (c) the Trading With the Enemy Act (50 U.S.C. § 1 et seq.), (d) Executive Order 13224 (effective September 24, 2001) and (e) the International Economic Emergency Powers Act (15 U.S.C. § 1701 et seq.).

“Applicable Margin” means 4.1000%.

“Applicable Percentage” means, with respect to any Lender at any time, the fraction (expressed as a percentage, carried out to the ninth decimal place of the Dollar amount of the Loan), the numerator of which is represented by the aggregate outstanding principal amount of the Loans held by such Lender at such time and the denominator of which is the aggregate outstanding principal amount of all Loans at such time. The initial Applicable Percentage of each Lender in respect of the Loans is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, and, in the absence thereof, the applicable percentage of Initial Lender shall be 100%.

“Applicable Rate” means (a) for the Fixed Rate Portion of the Loans and during the Fixed Rate Period, a per annum rate of interest (determined carried out to four decimal places) equal to the Initial

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

Interest Rate and (b) except as otherwise provided in clause (a) preceding, for any Interest Period (including for the Fixed Rate Portion of the Loans commencing on the last day of the Fixed Rate Period and continuing thereafter and for the Floating Rate Portion of the Loans at all times), a per annum rate of interest (determined carried out to four decimal places) equal to the Benchmark Rate plus the Applicable Margin.

“Approved Fund” means any fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity, or an Affiliate of an entity, that administers or manages a Lender.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 10.06(b)(iii)), and accepted by Administrative Agent, in substantially the form of Exhibit D or any other form approved by Administrative Agent.

“Assignment of Other Material Contracts” means that certain Amended and Restated Assignment of Other Material Contracts in the form of Exhibit G or such other form approved by Administrative Agent.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy”, as now and hereafter in effect, or any successor statute.

“Benchmark Rate” means the Term SOFR Rate; provided, however, that, promptly upon the occurrence of any Benchmark Transition Event or the suspension of the Term SOFR Rate in accordance with Section 2.21(d), the “Benchmark Rate” shall at all times then and thereafter (in the case of the occurrence of any Benchmark Transition Event) or at all times during any such suspension (in the case of such suspension) mean the Federal Funds Rate plus 0.35% (provided such rate shall not be less than 0.50%). Notwithstanding the foregoing, if, on any date of determination hereunder, the Benchmark Rate is less than the Floor Rate, then, for such date of determination, the Benchmark Rate shall be deemed to be the Floor Rate at such time.

“Benchmark Transition Event” means that, and such an event shall be deemed to have occurred if, Administrative Agent has determined in its sole and absolute discretion that (a) the administrator of Term SOFR has announced that Term SOFR will no longer be provided, (b) any relevant agency or authority has announced that Term SOFR is no longer representative, or (c) any similar circumstance exists such that Term SOFR has become permanently unavailable or ceased to exist.

“Blocked Accounts” means the Real Estate Tax Account, the Loss Proceeds Account and the Repair Reserve Account.

“Borrowers” has the meaning specified in the introductory paragraph hereto.

“Borrowers’ knowledge,” “Loan Parties’ knowledge,” “Mortgagor’s knowledge”, “the knowledge of Borrowers,” “the knowledge of Loan Parties,” “the knowledge of Mortgagor” and similar phrases shall mean the actual or constructive knowledge of any one or more of Benjamin W. Jaenicke, Jennifer Cope ~~and~~, Blake Winstead and Stanley W. Hildebrand, after due inquiry; and shall be deemed to also include such actual or constructive knowledge (assuming due inquiry) of any other Person who shall assume any actual or contemplated function of any of the foregoing persons (whether as an officer, manager, employee or similar person of authority of any Borrower, Guarantor or other Loan Party or otherwise) in the context in which this defined term is being used as of the date with respect to which such knowledge is determined.

“Borrowers’ Representative” means Sole Member.

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the State of New York, the State of Nevada or the State of Texas.

“Capital Budget” has the meaning specified in Section 6.22.

“Capital Expenditures” means, with respect to any Person for any period, any expenditure that is capitalized on the balance sheet of any Borrower in accordance with GAAP.

“Cash Equivalents” means any of the following types of Investments, to the extent owned by any Borrower free and clear of all Liens (other than Liens created under the Collateral Documents):

(a) readily marketable obligations issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof; provided that the full faith and credit of the United States is pledged in support thereof;

(b) time deposits with, or certificates of deposit or bankers’ acceptances of, any commercial bank that (i) (A) is a Lender or (B) is organized under the laws of the United States, any state thereof or the District of Columbia or is the principal banking subsidiary of a bank holding company organized under the laws of the United States, any state thereof or the District of Columbia, and is a member of the Federal Reserve System and (ii) has combined capital and surplus of at least $1,000,000,000, in each case with maturities of not more than 90 days from the date of acquisition thereof; and

(c) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clauses (a) through (b) of this definition above and entered into with financial institutions satisfying the criteria of clause (b) of this definition above.

“Casualty Loss” has the meaning specified in Section 6.24.

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority or (c) with respect to each Lender, the making or issuance of any request, guideline or directive (whether or not having the force of law) by any Governmental Authority that is a regulator of such Lender.

“Change of Control” means an event or series of events by which, except as expressly permitted hereby:

(a) Parent shall cease to directly own and control legally and beneficially and free and clear of all Liens (except the Lien securing the Obligations in favor of Administrative Agent for the benefit of Secured Parties) 100% of the Equity Interests in Sole Member; or

(b) Sole Member shall cease to directly own and control legally and beneficially and free and clear of all Liens (except the Lien securing the Obligations in favor of Administrative Agent for the benefit of Secured Parties) 100% of the Equity Interests in each Borrower.

“Closing Date” means as such term is defined in the Existing Credit Agreement.

“Code” means the Internal Revenue Code of 1986.

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

“Collateral” means all real and personal property that is or is purported to be, under the terms of the Collateral Documents, subject to Liens in favor of Administrative Agent for the benefit of Secured Parties, including (a) all of the “Collateral” and “Property” referred to in the Collateral Documents and (b) each Project. For purposes of this Agreement, the Collateral shall include the Equity Interests of Borrowers, Sole Member and Sole Member Parent and certain related assets, and the Obligations are not secured by a direct Lien on the real properties of Affiliate Borrowers in which a Lien is required to be granted in accordance with the Affiliate Credit Agreement.

“Collateral Documents” means, collectively, the Pledge Agreements, the Security Agreements, each Mortgage, each Account Control Agreement, the Environmental Indemnity, the Assignment of Other Material Contracts, each of the Security Agreement Supplements delivered to Administrative Agent pursuant to Section 6.12, a collateral assignment of the New Projects Acquisition Agreement and each other written agreement, document or instrument executed by a Loan Party that creates, evidences or perfects, or purports to create, evidence or perfect, a Lien in favor of Administrative Agent for the benefit of Secured Parties, and “Collateral Document” means, individually, any such agreement, document or instrument.

“Collateral Release Fee” means (a) with respect to any of the Mortgaged Properties consisting of the Existing Projects or any portion thereof, Twenty-Five Thousand and No/100 Dollars ($25,000.00) per each Mortgaged Property released and (b) with respect to any of the Mortgaged Properties consisting of the New Projects or any portion thereof, Fifteen Thousand and No/100 Dollars ($15,000.00) per each Mortgaged Property released.

“Commitment” means, as to each Lender, (a) its obligation to fund its portion of the Existing Loan to Existing Borrowers pursuant to Section 2.01 of the Existing Agreement in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 under the caption “Existing Loan Commitment” (which Commitment, for the avoidance of doubt, has been previously satisfied in full by Lenders on the date of the advance of the Existing Loan and therefor is no longer in effect) and (b) its obligation to fund its portion of the New Loan to Borrowers pursuant to Section 2.01(b) of this Agreement in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 under the caption “New Loan Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

“Compliance Certificate” means a certificate substantially in the form of Exhibit C-1.

“Conforming Changes” has the meaning specific in Section 2.21(c).

“Contractual Obligation” means, as to any Person, any provision of any Lien or security issued or incurred by such Person or of any obligation, liability or undertaking under any contract, agreement, instrument or other document to which such Person is a party or by which it or any of the Property is bound.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Debt Yield on Existing Projects” means, as of any date of determination, Net Operating Income solely attributable to the Existing Projects for the consecutive twelve-month period ending as of such date divided by the outstanding principal amount of the Existing Loan on such date.

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

“Debt Yield on New Projects” means, as of any date of determination, Net Operating Income solely attributable to the New Projects for the consecutive twelve-month period ending (or then most recently ended) on such date (or, in the case of a New Project for which the operating history is less than twelve months, for the applicable period commencing on the date of commencement of such operations and ending (or then most recently ended) on such date determined on an annualized basis) divided by the outstanding principal amount of the New Loan on such date.

“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

“Default Rate” means an interest rate equal to the lesser of (a) the Maximum Rate and (b) the Applicable Rate plus 3% per annum.

“Depository Bank” means Beal Bank USA and/or, at the election of Administrative Agent, another bank acceptable to Administrative Agent in its sole but reasonable discretion, with which each Blocked Account shall be opened and maintained from time to time.

“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction) of any property by any Person (or the granting of any option or other right to do any of the foregoing), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

“Dollar” and “$” mean lawful money of the United States.

“DSCR for Existing Projects” means, on a consolidated basis as of the end of the relevant Fiscal Quarter, the quotient obtained by dividing (a) Net Operating Income from the Existing Projects for the consecutive twelve month period ending as of such date, by (b) an amount equal to (i) the aggregate amount of interest ~~paid~~payable on the Loans (excluding any interest at the Default Rate but including any interest at the non-Default Rate) during the immediately preceding twelve (12) month period ending as of such date multiplied by (ii) a fraction, the numerator of which is the unpaid principal amount of the Existing Loan and the denominator of which is the unpaid principal amount of the Loans, which numerator and denominator shall be determined as of the end of the relevant Fiscal Quarter.

“Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 10.06(b), including any consent requirements in Section 10.06(b)(iii).

“Environmental Indemnity” means that certain Amended and Restated Environmental Indemnity Agreement dated as of the Restatement Closing Date executed by each Borrower and each Guarantor in favor of Administrative Agent and Lenders.

“Environmental Laws” means any and all Laws relating to pollution and the protection of the environment from Hazardous Materials or the release of any Hazardous Materials into the environment, including those related to Hazardous Materials discharged in the air, or to waste or public systems.

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

“Environmental Permit” means any permit, approval, identification number, license or other authorization required under any Environmental Law.

“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership, member’s, trust or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership, member’s, trust or profit interests in) such Person, all of the securities issued by such Person convertible into or exchangeable for shares of capital stock of (or other ownership, member’s, trust or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member’s, trust or profit interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with any Borrower within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by any Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by any Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Borrower or any ERISA Affiliate.

“Event of Default” has the meaning specified in Section 8.01.

“Excess Cash Flow” means, on a consolidated cash basis, as of the end of the relevant Fiscal Quarter, the remainder of (a) Net Operating Income less (b)(i) Capital Expenditures, (ii) Tenant Allowances, (iii) all payments made in respect of the Loans during such Fiscal Quarter, and (iv) without duplication, required taxable income distributions reasonably estimated by Borrowers’ tax advisors on a quarterly basis and made by Borrowers in accordance with Section 7.17(c)(i) hereof.

“Excess Cash Flow Certificate” means a certificate substantially in the form of Exhibit C‑2.

“Excluded Items” means, with respect to the Operating Revenue to be reported by Borrowers, the interest income that ~~would otherwise be~~is or may recognized by Borrowers ~~solely but for the issuance of~~attributable to the loan evidenced by the Sole Member Promissory Note.

“Excluded Taxes” means, with respect to Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of any Borrower hereunder or under any Fee Letter, (a) taxes imposed on or measured by its overall net income (however denominated), and franchise taxes imposed on it (in lieu of net income taxes), by any jurisdiction (or any political subdivision thereof),

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

(b) any branch profits taxes imposed by the United States or any similar tax imposed by any other jurisdiction in which any Borrower is located, (c) any backup withholding tax that is required by the Code to be withheld from amounts payable to a Lender that is a “United States person” within the meaning of Section 7701(a)(30) of the Code, and (d) in the case of a Foreign Lender (other than an assignee pursuant to a request by a Borrower under Section 10.13), any United States withholding tax that (i) is required to be imposed on amounts payable to such Foreign Lender pursuant to the Laws in force at the time such Foreign Lender becomes a party hereto (or designates a new Lending Office) or (ii) is attributable to such Foreign Lender’s failure or inability (other than as a result of a Change in Law) to comply with clause (b) of Section 3.01(e)(ii).

“Exclusive Placement Agent” means Eastdil Secured, LLC.

“Existing Borrowers” means the Borrowers who are parties to the Existing Credit Agreement, which Borrowers are listed under items (1) through (52) of this Agreement.

“Existing Credit Agreement” means as such term is defined in Preliminary Statement A.

“Existing Fee Letter” means the letter agreement, dated as of the Closing Date, among Existing Borrowers, Lenders and Administrative Agent, as amended, modified or supplemented from time to time.

“Existing Financing” has the meaning specified in Section 4.01(a)(xxi) of the Existing Credit Agreement.

“Existing Leases” means those Leases set forth on Schedule 5.07(b) as in effect on the Restatement Closing Date.

“Existing Loan” means the “Loan” as such term is defined in the Existing Credit Agreement, which loan consists of the loan made by Initial Lender to Existing Borrowers on the Closing Date in the initial aggregate principal amount of $360,000,000.00 as referred to in Section 2.01(a) of this Agreement.

“Existing Loan Structuring Fee” means 1.00% of the original principal amount of the Existing Loan, which fee was due and payable on, and fully earned on and as of, the Closing Date as set forth in the Existing Fee Letter and was paid on the Closing Date.

“Existing Loan to Value Ratio” means the percentage derived by dividing (a) the then-outstanding principal amount of the Existing Loans by (b) the value of the Collateral consisting of the Existing Projects as determined by Required Lenders at the time in question in their reasonable discretion based on appraisals, broker’s opinion of values and/or internal valuations.

“Existing Mortgaged Properties” means the Mortgaged Properties identified on Exhibit A attached hereto under the heading “Existing Mortgaged Properties/Existing Projects”.

“Existing Mortgages” means the Mortgages which grant a Lien on the Existing Mortgaged Properties to Administrative Agent for the benefit of Secured Parties.

“Existing Projects” means the Projects listed on Exhibit A hereto under the heading “Existing Mortgaged Properties/Existing Projects”, and “Existing Project” means, individually, each Existing Project.

“Extension Fee” means Fifty Thousand and No/100 Dollars ($50,000.00).

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

“Extraordinary Receipt” means any cash received by or paid to or for the account of any Person in respect of proceeds of insurance or condemnation awards (and payments in lieu thereof).

“FCPA” means the Foreign Corrupt Practices Act of 1977, 15 U.S.C. §§ 78dd 1, et seq.

“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Beal Bank USA on such day on such transactions as determined by Administrative Agent.

“Fee Estate” means the fee estate of any Ground Lessor in the land on which the relevant Project is located.

“Fee Letter” means (a) the Existing Fee Letter or (b) the New Fee Letter, and “Fee Letters” means the Existing Fee Letter and the New Fee Letter.

“First Amendment” means that certain First Amendment to Amended and Restated Credit Agreement dated as of the First Amendment Effective Date by and among Borrowers, Sole Member, Sole Member Parent, Parent, Sponsor, Administrative Agent and Initial Lender.

“First Amendment Effective Date” means March 27, 2026.

“First Lien Policies” and “First Lien Policy” have the meanings specified in Section 4.02(a)(iv)(B).

“Fiscal Quarter” means a fiscal quarter of Borrowers which, unless modified in accordance with this Agreement, shall mean each of such quarters ending March 31, June 30, September 30 and December 31 of each calendar year.

“Fixed Rate Period” means the period from the Restatement Closing Date through and including July 29, 2030.

“Fixed Rate Portion” means the portion of the outstanding principal amount of the Loans outstanding as of the Restatement Closing Date (and after giving effect to the advance of the New Loan on the Restatement Closing Date) equal to $367,955,659 (which amount of the Fixed Rate Portion, for the avoidance of doubt, is equal to the entire outstanding principal amount of the Loans outstanding as of the Restatement Closing Date other than the $75,000,000.00 amount of the Floating Rate Portion). In the event that an allocation of the Fixed Rate Portion between the Existing Loan and the New Loan is relevant to any term or provision of this Agreement, and unless otherwise stated herein or agreed by Administrative Agent and Borrowers’ Representative, the Fixed Rate Portion shall be allocated between the Existing Loan and the New Loan pro rata based upon the respective outstanding principal amounts of the Existing Loan and the New Loan as of the relevant date of determination, as determined by Administrative Agent.

“Floating Rate Portion” means the portion of the outstanding principal amount of the Loans other than the Fixed Rate Portion (which amount of the Floating Rate Portion, for the avoidance of doubt, equals $75,000,000.00 as of the Restatement Closing Date). In the event that an allocation of the Floating Rate

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

Portion between the Existing Loan and the New Loan is relevant to any term or provision of this Agreement, and unless otherwise stated herein or agreed by Administrative Agent and Borrowers’ Representative, the Floating Rate Portion shall be allocated between the Existing Loan and the New Loan pro rata based upon the respective outstanding principal amounts of the Existing Loan and the New Loan as of the relevant date of determination, as determined by Administrative Agent.

“Floor Rate” means zero percent 0.0000% per annum.

“Foreign Lender” means any Lender that is organized under the Laws of a jurisdiction other than that in which Borrowers are residents for tax purposes. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

“Fraudulent Transfer Laws” has the meaning specified in Section 10.23(a).

“FRB” means the Board of Governors of the Federal Reserve System of the United States.

“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States and that are applicable to the circumstances as of the date of determination, consistently applied.

“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Ground Leases” means the leases described on Schedule 5.35 hereof pursuant to which a Borrower leases the land, as such lease may be amended, modified, supplemented, renewed or extended from time to time.

“Ground Lessee” means the lessee under the relevant Ground Lease.

“Ground Lessee Default” means either of the following:

(a) A default by the applicable Borrower in making any payment of Ground Rent, additional rent or other sum of money payable by such Borrower to Ground Lessor under the relevant Ground Lease on the date such payment is due and payable, and such default shall have continued to the date that is ten (10) days prior to the latest date that all applicable notice and cure periods are scheduled to expire; or

(b) A default by the applicable Borrower in performing or observing any of the terms, covenants or conditions of the relevant Ground Lease other than the payments referred to in clause (a) preceding required to be performed or observed by Ground Lessee, and such default shall have continued to the date that is ten (10) days prior to the latest date that all applicable notice and cure periods are scheduled to expire.

“Ground Lessor” means the lessor under the relevant Ground Lease.

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

“Ground Lessor Default” means a default by the relevant Ground Lessor in performing or observing any of the terms, covenants or conditions of the relevant Ground Lease required to be performed or observed by such Ground Lessor.

“Ground Rent” means the base or minimum rent payable in fixed monthly or other periodic installments under the relevant Ground Lease.

“Guarantors” means, collectively, Sole Member, Sole Member Parent, Sponsor ~~and~~, New Borrowers (as to their guaranty of payment of the Existing Loan and related Obligations) and all other Persons which guarantee payment or performance of the Obligations or any portion thereof, and “Guarantor” means, individually, any such ~~entity~~Person.

“Guaranty” means a guaranty of payment of the Obligations executed by each of Guarantors in favor of Administrative Agent (for the benefit Secured Parties) or in favor of Secured Parties and delivered to Administrative Agent pursuant to Section 4.02(a)(xii) hereof. The form of Guaranty executed or to be executed by Sole Member is attached hereto as Exhibit E-1 (Payment and Performance) and incorporated herein by reference, the form of Guaranty executed or to be executed by Sponsor is attached hereto as Exhibit E-2 (Carve-Out Guaranty) and incorporated herein by reference ~~and~~, the form of Guaranty executed or to be executed by New Borrowers with respect to the Existing Loan is attached hereto as Exhibit E-3 (Payment and Performance)~~.~~  and incorporated herein by reference, the form of Guaranty executed or to be executed by Sole Member Parent is attached hereto as Exhibit E-4 (Payment and Performance) and incorporated herein by reference and the form of Guaranty executed or to be executed by Parent is attached hereto as Exhibit E-5 (Limited) and incorporated herein by reference (for the avoidance of doubt, such Guaranty of Parent shall generally be limited, as provided therein, to recourse to Parent’s Equity Interests in all issued and outstanding membership interests in Sole Member Parent and all proceeds thereof).

“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law; provided, however, Hazardous Materials shall not be deemed to include cleaning substances used in the ordinary course of operations of the Projects in accordance with applicable instructions on use, or sold in retail quantities.

“Immaterial Transfer” shall mean the removal or Disposition of (a) obsolete personal property or fixture(s) located at the Projects; provided that such personal property or fixture(s) (i) is of no continuing beneficial use at such Project at the time of such removal and (ii) in any individual case, does not exceed $100,000 or, in the aggregate, does not exceed $1,000,000 per calendar year (with the first such period to commence on the Closing Date and continue through December 31, 2022) and (b) worn personal property replaced with personal property ~~of similar utility~~appropriate for the use and function in question and of better suitability and value; and if the terms of clause (a) or clause (b) above are satisfied, the removal or Disposition of such personal property or fixture(s) shall not require the prior written consent of Administrative Agent or Required Lenders.

“Impacted Lender” means any Lender that has (a) failed to fund any portion of any Loan required to be funded by it under the Existing Credit Agreement or under this Agreement within one Business Day of the date required to be funded by it hereunder unless such failure has been cured, (b) otherwise failed to pay over to Administrative Agent or any Lender any other amount required to be paid by it hereunder within one Business Day of the date when due, unless such failure is the subject of a good faith dispute, or (c) (i) become or is insolvent or is the Subsidiary or Affiliate of a Person that has become or is insolvent or (ii) become the subject of any proceeding under any Debtor Relief Law or has had a receiver, conservator,

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026 trustee, custodian or governmental agency appointed for it or to take over its affairs, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or is the Subsidiary or Affiliate of a Person that has become the subject of any proceeding under Debtor Relief Laws or has had a receiver, conservator, trustee, custodian or governmental agency appointed for it or to take over its affairs, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment. Notwithstanding anything to the contrary contained herein, neither Initial Lender nor any of its Affiliates shall at any time be deemed to be an Impacted Lender.

“Improvements” has the meaning set forth in the granting clause of each Mortgage, as applicable.

“Indebtedness” means, with respect to any Person as of any date of determination: (a) obligations created, issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of Property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such Property from such Person); (b) obligations to pay the deferred purchase or acquisition price of Property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable and paid within ninety (90) days of the date the respective goods are delivered or the respective services are rendered; (c) obligations of others secured by a Lien on the Property of such Person, whether or not the respective indebtedness so secured has been assumed by such Person; (d) obligations (contingent or otherwise) under reimbursement agreements in respect of letters of credit or similar instruments issued for the account of such Person; (e) payment obligations under repurchase agreements, single seller financing facilities, warehouse facilities and other lines of credit; (f) obligations or indebtedness of others guaranteed by such Person; (g) all obligations incurred in connection with the acquisition or carrying of fixed assets; (h) indebtedness of general partnerships of which such Person is a general partner; (i) obligations under any rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing) and (j) any other known or contingent liabilities of such Person.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes.

“Indemnitees” has the meaning specified in Section 10.04(b).

“Independent Manager” means a natural person selected by each ~~Borrower~~of Sole Member Parent and Sole Member and as to whom Required Lenders have no reasonable objection, who: (a) is not and has not been at any time within the past five (5) years (i) a stockholder, director, manager, officer, employee, or partner of Sole Member Parent, Sole Member or any Borrower or any Affiliate of any Borrower or a direct or indirect owner of any Equity Interest or other interest in any Borrower or any Affiliate of each Borrower (unless serving in such capacity as an Independent Manager or Director and such person is an employee of a nationally recognized provider of Independent Managers or Directors), (ii) a customer of or supplier to, or a person who derives more than ten percent (10%) of its purchases or revenues from, any Borrower or any Affiliate of any Borrower, (iii) an Affiliate of, or an employee or agent of any Person that is an Affiliate of, any Borrower or any Affiliate of any Borrower, or (iv) a member of the immediate family

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026 of any person that would fall within the descriptions set forth in the foregoing clauses (i) through (iii); (b) in any event, has no interest in the profits, losses or capital of any Borrower or any Affiliate of any Borrower and has no right to receive any distributions of the assets of any such Person; and (c) is appointed a manager of ~~such Borrower~~Sole Member Parent or Sole Member, as applicable, on terms satisfactory to Administrative Agent.

“Information” has the meaning specified in Section 10.07.

“Initial Capital Budget” has the meaning specified in Section 4.02(a)(xx).

“Initial Interest Rate” means 7.70191% per annum.

“Initial Lender” has the meaning specified in the introductory paragraph hereto.

“Initial Operating Budget” has the meaning specified in Section 4.02(a)(xx).

“Insurance Requirements” means the requirements for insurance to be maintained by Borrowers throughout the term of the Loan as set forth on Schedule 4.02(a)(xviii).

“Interest Payment Date” means, the first (1st) day of each month, but if such day is not a Business Day, then the Interest Payment Date shall be the immediately succeeding Business Day; provided that the first Interest Payment Date shall be July 1, 2022.

“Interest Period” means the initial period from the Closing Date to the first Interest Payment Date and, thereafter, from the relevant Interest Payment Date to the next following Interest Payment Date; provided that:

(a) if the Closing Date occurs on an Interest Payment Date, the last day of the initial Interest Period with respect to the Loan will be the Interest Payment Date occurring in the next succeeding calendar month;

(b) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day;

(c) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

(d) no Interest Period shall extend beyond the Maturity Date.

“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person in another Person, whether by means of (a) the purchase or other acquisition of Equity Interests of another Person, (b) a loan, advance or capital contribution to, guaranty or assumption of debt of, or purchase or other acquisition of any other debt or equity interest in, another Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit, or all or a substantial part of the business, of such Person.

“IP Rights” has the meaning specified in Section 5.16.

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

“Laws” means, collectively, all applicable international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“Lease” or “Leases” have the meaning specified in Section 5.07(b).

“Leased Premises” means the land and any other real property leased by any Borrower pursuant to the relevant Lease.

“Leasehold Estate” means a Borrower’s interest in the land and any other real property leased by such Borrower pursuant to a Ground Lease, including all of the following:

(a) all rights of such Borrower to renew or extend the term of such Ground Lease;

(b) all amounts deposited by such Borrower with Ground Lessor under such Ground Lease;

(c) such Borrower’s right or privilege to terminate, cancel, surrender, modify or amend such Ground Lease; and

(d) all other options, privileges and rights granted and demised to such Borrower under such Ground Lease and all appurtenances with respect to such Ground Lease.

“Lender” has the meaning specified in the introductory paragraph hereto.

“Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office in the United States as a Lender may from time to time specify by notice to Borrowers and Administrative Agent.

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing).

“Loan” means the Existing Loan or the New Loan, and “Loans” means both the Existing Loan and the New Loan.

“Loan Documents” means, collectively, (a) the “Loan Documents” as defined in the Existing Credit Agreement (except if and to the extent such “Loan Documents” have been amended and restated as of the Restatement Closing Date and are otherwise included elsewhere in this definition), (b) this Agreement, (c) the Notes, (c) each Guaranty, (d) the Environmental Indemnity, (e) the Collateral Documents, and (f) the Fee Letters, as any of the foregoing has been or may hereafter be modified, amended, supplemented and/or restated from time to time, and any other agreements, instruments, certificates or other documents now or hereafter evidencing, governing, securing or otherwise relating to any Loan or this Agreement or delivered to Administrative Agent or any Lender in connection with any Loan or this Agreement, and “Loan Document” means, individually, any such agreement, instrument, certificate or other document.

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

“Loan Parties” means, collectively, Borrowers, Sole Member, Sole Member Parent, Parent, Sponsor~~,~~ and any other Guarantors ~~and Parent~~, and “Loan Party” means, individually, a Borrower, Sole Member, Sole Member Parent, Parent, Sponsor~~,~~ or any other Guarantor ~~or Parent~~.

“Loan to Value Ratio” means the percentage derived by dividing (a) the then-outstanding principal amount of the Loans by (b) the value of the Collateral as determined by Required Lenders at the time in question in their reasonable discretion based on appraisals, broker’s opinion of values and/or internal valuations.

“Loss Proceeds Account” means the Blocked Account established by Borrowers, jointly, with the Depositary Bank designated for such Blocked Account (in the definition of “Depositary Bank”) into which all Extraordinary Receipts will be deposited and which shall be released only in accordance with Section 2.11 of this Agreement.

“Loss Proceeds Prepayment Amount” means the applicable amounts required to be prepaid by Borrowers pursuant to Sections 6.24 and 6.25 hereof as a mandatory prepayment under Section 2.03(b)(ii).

“Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the operations, business, assets, properties, liabilities, or condition (financial or otherwise) of Borrowers or Sole Member; (b) a material impairment of the rights or remedies of Administrative Agent or any Lender under any Loan Document, or of the ability of any Borrower or Sole Member to fully and timely perform its obligations under any Loan Document to which it is a party; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Borrower or Sole Member of any Loan Document to which it is a party.

“Material Contract” means, with respect to any Person, each Material Lease, each Property Management Agreement and each other contract to which such Person is a party involving aggregate consideration payable to or by such Person of $500,000 or more in any calendar year or otherwise material to the business, condition (financial or otherwise), operations, performance or properties of such Person.

“Material Lease” means a Lease that (a) has a primary term in excess of 10 years or grants the Tenant renewal options which could result in a term in excess of 10 years, (b) provides for (i) in the case of any Existing Project, leased premises of more than 7,500 rentable square feet of space (and, with respect to any ground lease to a Tenant, the building located on the ground lease shall be more than 7,500 square feet in size) or (ii) in the case of any New Project, leased premised of more than 10,000 rentable square feet of space (and, with respect to any ground lease to a Tenant, the building located on the ground lease shall be more than 10,000 square feet in size), (c) the costs of Tenant improvements, lease commissions and landlord work with regard to such Lease payable by a Borrower exceeds, in the aggregate, $500,000, (d) grants the Tenant any exclusivity rights other than in regard to the demised premises or any right or option to purchase such premises or (e) is with a Loan Party or an affiliate of a Loan Party. For purposes of this definition, the term “Material Lease” shall include each and every Lease as to which the same Tenant or a group of affiliated Tenants is a Tenant or are Tenants and which, when combined with the other Leases of the same Tenant or group of affiliated Tenants, meets the requirements of the immediately preceding sentence.

“Maturity Date” means October 29, 2030, subject to extension in accordance with Section 2.20; provided, however, that, in each case, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.

“Maximum Rate” has the meaning specified in Section 10.09.

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

“Minimum Real Estate Tax Account Funding” has the meaning specified in Section 6.23.

“Mortgaged Properties” means the Existing Mortgaged Properties and the New Mortgaged Properties.

“Mortgages” means, collectively, the mortgages, deeds of trusts, deeds to secure debt or similar instruments (including all amendments and restatements, amendments, modifications, supplements or other modifications for each of the foregoing) creating a Lien on any of the Mortgaged Properties, including the Existing Mortgages and the New Mortgages, and “Mortgage” means each such mortgage, deed of trust, deed to secure debt or similar instrument (including all amendments and restatements, amendments, modifications, supplements or other modifications for each of the foregoing).

“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which a Borrower or any ERISA Affiliate makes or is obligated to make contributions or, during the preceding five (5) plan years, has made or been obligated to make contributions.

“Net Cash Proceeds” means, with respect to any Disposition by any Borrower or any Extraordinary Receipt received or paid to the account of any Borrower, the excess, if any, of the sum of cash and Cash Equivalents received in connection with such transaction or occurrence (including any cash or Cash Equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) less reasonable and customary, documented, out-of-pocket expenses incurred by any Borrower, as applicable, in connection with such transaction or occurrence paid to Persons not affiliated with any Loan Party (or upon arm’s length terms if affiliated with any Loan Party) and reasonably consented to by Administrative Agent.

“Net Operating Income” means for any period, as determined on a cash basis of accounting, (a) rents and other revenues recognized in the ordinary course from the Projects (but excluding the Excluded Items), minus (b) all Operating Expenses (excluding interest and depreciation expense) related to the ownership, operation or maintenance of the Projects, including but not limited to property taxes, insurance, utilities, maintenance, repair and landscaping expenses, marketing expenses and management fees (but only to the extent such fees are paid).

“New Fee Letter” means the letter agreement, dated as of the Restatement Closing Date, among Borrowers, Lenders and Administrative Agent, as amended, modified or supplemented from time to time.

“New Loan” means as such term is defined in Preliminary Statement C.

“New Loan Structuring Fee” means 1.00% of the original principal amount of the New Loan, which fee is due and payable on, and fully earned on and as of, the Restatement Closing Date.

“New Mortgaged Properties” means the Mortgaged Properties identified on Exhibit A attached hereto under the heading “New Mortgaged Properties/New Projects”.

“New Mortgages” means the Mortgages which grant a Lien on the New Mortgaged Properties to Administrative Agent for the benefit of Secured Parties.

“New Project Allocated Loan Amounts” means the applicable allocated Loan amount for each of the New Projects as set forth on Schedule 2.17(a) attached hereto, and “New Project Allocated Loan Amount” means any particular allocated Loan amount for any New Project as set forth on such schedule.

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

“New Project Refinancing” means any refinancing of a portion of the New Loan secured by the New Projects in connection with Borrowers’ payment of the Release Price for such New Project in accordance with this Agreement, which refinancing shall be provided by one or more Persons which are unrelated to and not Affiliates of any Loan Party and the amount of which refinancing for a New Project shall be at least equal to the applicable New Project Allocated Loan Amount for such New Project.

“New Projects” means the Projects listed on Exhibit A hereto under the heading “New Mortgaged Properties/New Projects”, and “New Project” means, individually, each New Project.

“New Projects Acquisition” means the acquisition of the New Projects by New Borrowers pursuant to the New Projects Acquisition Agreement.

“New Projects Acquisition Agreement” means that certain Purchase and Sale Agreement dated as of April 10, 2025, by and among ATC Glimcher, LLC, SM Mesa Mall, LLC, Paddock Mall, LLC and Southgate Mall Montana II LLC, as sellers, and CBL & Associates Management, Inc., as buyer, as amended by that certain (a) First Amendment to Purchase and Sale Agreement dated as of May 5, 2025, (b) Second Amendment to Purchase and Sale Agreement dated as of June 5, 2025, (c) Third Amendment to Purchase and Sale Agreement dated as of June 25, 2025, (d) Fourth Amendment to Purchase and Sale Agreement dated as of June 27, 2025, and (e) Fifth Amendment to Purchase and Sale Agreement dated as of July 23, 2025, as such agreement may be further amended, supplemented or otherwise modified from time to time in accordance with the provisions thereof and with the written consent of Administrative Agent, which agreement has been assigned by such buyer to New Borrowers pursuant to that certain Assignment of Purchase and Sale Agreement dated as of July 9, 2025, among such buyer and New Borrowers (and CBL Southgate Mall II, LLC relating to a certain Dillard’s property which is not a part of the Mortgaged Properties) and relates to the acquisition of the New Projects by New Borrowers.

“Note” means (a) with respect to the Existing Loan, the Promissory Note made by Exiting Borrowers payable to the order of Initial Lender evidencing the Existing Loan made by such Lender on or about the Closing Date, substantially in the form of Exhibit B-1 attached hereto or (b) with respect to the New Loan, a Promissory Note made by Borrowers payable to the order of Initial Lender evidencing the New Loan made by such Lender on or about the Restatement Closing Date, substantially in the form of Exhibit B-2 attached hereto, and “Notes” means both of such promissory notes.

“Obligations” means, collectively: (a) the Loans and all other amounts payable by Borrowers or any one or more of Borrowers (including Existing Borrowers or New Borrowers) to any one or more of Secured Parties under this Agreement, the Notes or any other Loan Document or otherwise with regard to the Loans, together with interest on such amounts (including interest that would be payable as post-petition interest in connection with any bankruptcy or similar proceeding), and all other obligations and liabilities of Borrowers or any one or more of Borrowers (including Existing Borrowers and New Borrowers) arising under, or in connection with, this Agreement, the Notes and the other Loan Documents, including Borrowers’ indemnity obligations to any of Secured Parties pursuant to the Loan Documents, in each case whether now existing or hereafter arising; (b) all obligations and liabilities of any Borrower or other Loan Party arising under, or in connection with, any Guaranty or any of the other Loan Documents, including the indemnity obligations of any of such Loan Parties to any of Secured Parties pursuant to the Loan Documents, in each case whether now existing or hereafter arising (including interest that would be payable as post-petition interest in connection with any bankruptcy or similar proceeding); (c) any and all sums paid by or on behalf of any Secured Party pursuant to any Loan Document in order to protect or preserve any Collateral or the interest of any of Secured Parties in such Collateral; and (d) in the event of any proceeding for the collection or enforcement of any of the indebtedness, obligations or liabilities of Loan Parties described in the foregoing clauses (a), (b) and (c) or of any of the obligations or liabilities of a Guarantor

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026 under a Guaranty, the expenses of taking, retaking, holding, collecting, preparing for sale, selling or otherwise disposing of or realizing on any of the Collateral, or of any exercise by any Secured Party of its rights under the Loan Documents, including attorneys’ fees and disbursements and court costs.

“OFAC” means the Office of Foreign Assets Control of the U.S. Department of the Treasury.

“Open-Air Projects” shall mean those Projects identified on Exhibit A as Open-Air Projects.

“Operating Budget” has the meaning specified in Section 6.22.

“Operating Expenses” means, as determined in accordance with GAAP, the following, whether incurred by any one or more of Borrowers (to the extent such manager-related charges are payable or reimbursable by Borrowers): (a) all costs of maintaining and operating the Projects (including wages and salaries paid by Borrowers) which are direct expenses of the Projects; (b) all insurance costs; (c) all utility charges; (d) all ad valorem taxes, sales taxes, payroll taxes, or other taxes paid in connection with the operation of the Projects; (e) [reserved]; (f) all management fees and expenses (on fair market terms); (g) [reserved]; (h) equipment operating lease payments; and (i) all other expenses of operation of Borrowers subject to any restrictions contained in this Agreement; provided, however, that Operating Expenses do not include (i) Capital Expenditures, (ii) principal and interest payments on the Loans, (iii) any other expenses paid out of escrows or reserves which had previously been established, to the extent the amounts in such escrows or reserves were previously paid from Operating Revenue, and (iv) all costs of repairing the Projects (in excess of the proceeds of insurance policies covering the Projects to the extent such insurance proceeds are made available, as provided in the Loan Documents, and are used to cover the costs of such repair, restoration or rebuilding).

“Operating Revenue” means, as determined in accordance with GAAP, the gross cash receipts collected and received by Borrowers from the operation of the Projects, but excluding any Net Cash Proceeds and the Excluded Items.

“Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement or limited liability company agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, document, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a Lien under, or otherwise with respect to,

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026 any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.02).

“Outparcel Projects” shall mean those Projects identified on Exhibit A as Outparcel Projects.

“Parent” means CBL & Associates HoldCo II, LLC, a Delaware limited liability company.

“Participant” has the meaning specified in Section 10.06(d).

“Participant Register” has the meaning specified in Section 10.06(d).

“Payment in Full” means the date upon which all Obligations have been finally, unconditionally and indefeasibly paid and performed in full (other than contingent indemnity obligations set forth in the Loan Documents that survive the termination of the same, as applicable) and all commitments to make loans or otherwise extend credit have expired or been terminated.

“PBGC” means the Pension Benefit Guaranty Corporation.

“Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by a Borrower or any ERISA Affiliate or to which a Borrowers or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five (5) plan years.

“Permit” means any and all permits, licenses, approvals and other authorizations required to be held by a Borrower or to be in place with respect to any Project under any applicable Law necessary for the development, construction, leasing and/or operation of such Project, including zoning or use permits, variances or special exceptions, and/or zoning reclassifications, foundation and shoring permits, sewer and utility will-serve permits, building permits, street crossing and encroachment permits, subdivision approvals, earth moving permits, environmental permits and approvals, and approvals of fire underwriters.

“Permitted Encumbrances” has the meaning specified in Schedule 5.07(a) with respect to the Project(s) that are encumbered by the Mortgage in question.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) established by a Borrower or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any ERISA Affiliate.

“Pledge Agreement” and “Pledge Agreements” have the meaning specified in Section 4.02(a)(iii).

“Pledged Debt” means the Indebtedness pledged to Administrative Agent for the benefit of Secured Parties pursuant to the terms of any Security Agreement, including the intercompany loans from Borrowers (including Existing Borrowers or New Borrowers) to Parent represented by promissory note(s) payable by Parent to such Borrowers.

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

“Pledged Equity” means the Equity Interests pledged to Administrative Agent for the benefit of Secured Parties pursuant to the Collateral Documents.

“Projects” means collectively the Existing Projects and the New Projects, and “Project” means, individually, each Project.

“Property” means any right or interest in or to any property or asset of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

“Property Management Agreements” means those certain management agreements set forth on Schedule 6.18 hereto.

“Property Manager” means CBL & Associates Management, Inc., a Delaware corporation.

“Property Taxes” means, collectively, all real and personal property taxes, assessments, or levies for all of the Projects.

“Proposed Released Collateral” has the meaning specified in Section 2.17(a).

“Real Estate Tax Account” means the Blocked Account established by any one or more of Borrowers (or the Sole Member) with the Depository Bank designated for such Blocked Account into which Tax Funds will be deposited, which Blocked Account (a) as of the Restatement Closing Date, shall be funded in an aggregate amount equal to $1,345,516.45 (the "Real Estate Tax Account Closing Date Funding Amount"), and (b) shall in no event have a balance of less than the Minimum Real Estate Tax Account Funding amount.

“Recipient” means Administrative Agent or any Lender.

“Register” has the meaning specified in Section 10.06(c).

“Related Parties” or “Related Party” means, with respect to any Person, such Person’s Affiliates and the subsidiaries, parents, partners, directors, officers, employees, agents, trustees, attorneys, consultants, contractors, advisors and representatives of such Person and of such Person’s Affiliates.

“Release Price” has the meaning specified in Section 2.17(a)(iv).

“Release Request” has the meaning specified in Section 2.17(a)(i).

“Repair Reserve Account” means the Blocked Account established by any one or more of Borrowers with the Depository Bank into which the amounts set forth on Schedule 2.14 will be deposited and released in accordance with the terms of Section 2.14.

“Replacement Property” has the meaning specified in Section 2.18(a).

“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived.

“Required Lenders” means, as of any date of determination, Lenders holding more than 50% of the aggregate outstanding principal amount of all Loans after giving effect to any borrowings and prepayments or repayments thereof occurring on such date; provided that the portion of any Loan held or deemed held

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026 by any Impacted Lender shall be excluded and shall not be considered outstanding for purposes of making a determination of Required Lenders.

“Responsible Officer” means, with respect to any Loan Party, each Person authorized in writing by the manager, trustee, or other party so authorized for such Loan Party with respect to the Loan Documents; provided, however, that each Loan Party may, upon the giving of prior written notice to Administrative Agent, modify the list of its Responsible Officers for purposes of this Agreement, each of which modifications shall be effective only on and after the effective date of such notification and none of which modifications shall affect any action taken by any Person who was a Responsible Officer at the time when such action was taken. Any agreement, instrument or other document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, limited liability company, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

“Restatement Closing Date” means the first date all the conditions precedent in Section 4.02 are satisfied or waived in accordance with Section 10.01.

“Restatement Closing Date Required Account Control Agreements” means the Account Control Agreements to be delivered on or before the Restatement Closing Date as referred to in Section 4.02(a)(xix).

“Restricted Party” shall mean a Person (a) that is listed on any Sanctions List (whether designated by name or by reason of being included in a class of person); (b) that is domiciled, registered as located or having its main place of business in, or is incorporated under the laws of, a Sanctioned Country; (c) that is subject to restrictions under Sanctions Laws for being directly or indirectly owned 50% or more by or otherwise controlled by a Person referred to in clauses (a) and/or (b) above; or (d) with which any Lender is prohibited from dealing or otherwise engaging in a transaction with by any Sanctions Laws.

“Restricted Payment” means payment of any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interest of any Person or any of its Subsidiaries, or any payment or distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such Equity Interest, or on account of any return of capital to any Person’s stockholders, partners, members or other owners (or the equivalent of any thereof).

“Revenue Accounts” means, collectively, one or more Accounts, each subject to an Account Control Agreement, established by any one or more of Borrowers and/or Sole Member with an Acceptable Financial Institution into which all revenue of such Borrowers and all other cash received in respect of the operation of the Projects, other than proceeds of the Loans, proceeds from a Disposition and amounts to be deposited into the Loss Proceeds Account, will be deposited by such Borrowers, and, each, individually, a “Revenue Account”.

“Sanctioned Country” means, at any time, a country, region or territory which is itself, or whose government is, the subject or target of any comprehensive country-wide, region-wide or territory-wide Sanctions Laws.

“Sanctioned Person” means, at any time, any Person that is subject to any Sanction.

“Sanctions” means economic sanctions administered or enforced by OFAC, the U.S. Department of State, any Sanctions Authority or any other relevant Governmental Authority.

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

“Sanctions Authority” means (a) the United Nations, the European Union, the member states of the European Union, the Kingdom of Norway, the United States of America and any authority acting on behalf of any of them in connection with Sanctions Laws, including OFAC, the U.S. Department of State and His Majesty’s Treasury of the United Kingdom and (b) otherwise, any other jurisdiction where any Loan Party is organized or whose law is applicable to any Loan Party.

“Sanctions Laws” means all economic or financial sanctions laws and/or regulations, trade embargoes, freezing provisions, prohibitions, restructure measures, decisions, executive orders or notices from regulators implemented, adapted, imposed, administered, enacted and/or enforced by any Sanctions Authority.

“Sanctions List” means any list of prohibited persons, vessels or entities published in connection with Sanctions Laws by or on behalf of any Sanctions Authority that has the effect of prohibiting transactions with such persons, including the Specially Designated Nationals and Blocked Persons List and other prohibited party lists maintained by OFAC or any list of Persons issued by OFAC, including the Executive Order 13224 (effective September 24, 2001), at its official website or any replacement website or other replacement official publication.

“Secured Parties” means, collectively, Administrative Agent, Lenders, each co-agent or sub-agent appointed by Administrative Agent from time to time pursuant to Section 9.05, and any other Persons the Obligations owing to which are or are purported to be secured by the Collateral under the terms of the Collateral Documents, and “Secured Party” means, individually, any such Person.

“Security Agreement” and “Security Agreements” have the meaning specified in Section 4.02(a)(iii).

“Senior Officer” means any of the Chief Executive Officer, President, Chief Financial Officer, Treasurer, Controller or Senior Vice President of CBL Holdings I, Inc., which is the general partner of Sponsor (Sponsor being the sole member of Parent, Parent being the sole member of Sole Member and Sole Member being the sole member of each Borrower).

“SOFR” means a rate equal to the secured overnight financing rate as administered by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“Sole Member” means CBL Outparcel HoldCo, LLC, a Delaware limited liability company.

“Sole Member Parent” means CBL Outparcel HoldCo Parent, LLC, a Delaware limited liability company.

“Sole Member Promissory Note” means, with respect to the proceeds of the Existing Loan, a promissory note made by Sole Member and payable to Existing Borrowers in an amount equal to the original principal amount of the Existing Loan ($360,000,000.00).

“Solvency” means, with respect to any Person on any date of determination, that on such date (a) (i) if such Person is a Borrower or Sole Member, the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, and (ii) if such Person is Parent or Sponsor, the net book value of the assets of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature, (c) such Person is not engaged in business or a transaction, and is not about to engage in

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026 business or a transaction, for which such Person’s property would constitute an unreasonably small capital, and (d) such Person is able to pay its debts and liabilities, contingent obligations and other commitments as they mature in the ordinary course of business (which payment may include the conveyance of any property securing a debt in satisfaction of such debt).

“Southgate Mall Merchants Association Documents” means (a) the Certificate of Incorporation of Southgate Mall Merchants Association issued by the Secretary of State of Montana on June 30, 1978, and the related Articles of Association of Southgate Mall Merchants Association as filed with the Secretary of State of Montana on June 30, 1978, and (b) the Bylaws of Southgate Merchants Association dated 2011.

“Special Damages” has the meaning specified in Section 10.19(b).

“Sponsor” means CBL & Associates Limited Partnership, a Delaware limited partnership.

“Structuring Fees” means the Existing Loan Structuring Fee and the New Loan Structuring Fee, and “Structuring Fee” means either the Existing Loan Structuring Fee or the New Loan Structuring Fee.

“Subordination of Management Agreements” means that certain Amended and Restated Subordination of Management Agreements and Management Fees executed by Property Manager, Borrowers and Administrative Agent dated as of the Restatement Closing Date.

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise Controlled, directly, or indirectly through one or more intermediaries, or both, by such Person.

“Substitute Borrowers” or “Substitute Borrower” has the meaning specified in Section 2.18(a).

“Substituted Property” has the meaning specified in Section 2.18(a).

“Substitution Fee” means Fifty Thousand and No/100 Dollars ($50,000.00).

“Substitution of Collateral Request” has the meaning specified in Section 2.18(b).

“Surveys” has the meaning specified in Section 4.02(a)(iv)(C).

“Tax Funds” has the meaning specified in Section 6.23.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Tenant” shall mean any Person obligated by contract or otherwise to pay monies (including a percentage of gross income, revenue or profits) under any Lease now or hereafter affecting all or any part of the Projects.

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

“Tenant Allowances” means the aggregate amount of Tenant improvements and Lease commissions in respect of Leases paid in cash by Borrowers during the relevant Fiscal Quarter (or other applicable period).

“Term SOFR” means the forward-looking term rate based upon SOFR for a one month Interest Period as quoted or determined by Administrative Agent based upon the website of Term SOFR Administrator on the day (such day, the “Periodic Term SOFR Determination Date”) that is two U.S. Government Securities Business Days prior to the first day of such Interest Period; provided, however, that if, as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Date, Term SOFR for such one month Interest Period has not been published on such website and a Benchmark Transition Event has not occurred, then Term SOFR will be such rate as determined on the first preceding U.S. Government Securities Business Day for which such rate was published so long as such first preceding U.S. Government Securities Business Day is not more than three U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Date.

“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Rate selected by Administrative Agent in its sole and absolute discretion).

“Term SOFR Rate” means a rate per annum equal to the applicable Term SOFR rate as determined by Administrative Agent in its sole and absolute discretion and as in effect on each applicable date of determination, in each case as such Term SOFR rate changes and is recalculated from time to time in accordance with the terms of this Agreement and as adjusted for all applicable reserve requirements and any costs arising from time to time in connection with a change in government regulation as determined by Administrative Agent from time to time. The Term SOFR Rate shall be calculated carrying out to four decimal places. For reference only, the Term SOFR Rate as of July 29, 2025 is 4.35485% per annum. Notwithstanding the foregoing, if, on any date of determination, the Term SOFR Rate is less than the Floor Rate, then, for such date of determination, the Term SOFR Rate shall be deemed to be the Floor Rate at such time.

“Threshold Amount” means $10,000,000.

“UCC” means the Uniform Commercial Code as in effect in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

“Unfunded Pension Liability” means the excess of a Pension Plan’s benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Pension Plan’s assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

“United States” and “U.S.” mean the United States of America.

“U.S. Government Securities Business Day” means any day except for a Saturday, a Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

“U.S. Patriot Act” has the meaning set forth in Section 10.18.

“Yield Maintenance Amount” means, as of the date of prepayment, the greater of (a) the amount equal to the sum of the remaining scheduled amount of interest payments (calculated at the Yield Maintenance Rate) due on the Fixed Rate Portion of the Loans through the Yield Maintenance Termination Date on any amount of principal of such Loans that is repaid or prepaid, other than by payments of Extraordinary Receipts or prepayments of such Loans elected by Lenders to be applied as such prepayments pursuant to clause (ii) of Section 7.17 hereof, and, in each case, shall be calculated on a discounted basis on the equivalent maturity U.S. Treasury rate as of such date, or (b) zero.

“Yield Maintenance Rate” means 7.70191% per annum.

“Yield Maintenance Termination Date” means July 29, 2030, which date is the last day of the Fixed Rate Period.

1.02 Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

(a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document or any Loan Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Preliminary Statements, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Preliminary Statements, Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, (vii) except as otherwise provided for herein, all of any Lender’s, Administrative Agent’s or Required Lenders’ approvals, opinions, elections, determinations, selections, exercise of rights, reservation of rights, judgments, considerations, decisions or other similar acts shall be in (and shall be read to be in) the sole and absolute discretion of such Lender, Administrative Agent and Required Lenders, respectively, and (viii), the delivery of any item by a Loan Party to a “Lender” or “Required Lenders” shall be deemed to be satisfied by the delivery of such item to Administrative Agent.

(b) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

(c) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

1.03 Accounting Terms.

(a) Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time.

(b) Changes in GAAP. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either Borrowers or Required Lenders shall so request, Administrative Agent, Lenders and Borrowers shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP as in effect prior to such change therein and (ii) Borrowers shall provide to Administrative Agent and Lenders financial statements and other documents required under this Agreement setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. If GAAP is generally supplanted by the adoption of International Financial Reporting Standards, and such adoption would alter the application of any provision of this Agreement, then such adoption shall be treated as a “change in GAAP” for purposes of the foregoing sentence.

1.04 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Central time (daylight or standard, as applicable).

ARTICLE ii
THE LOAN

2.01 The Loans.

(a) Subject to the terms and conditions set forth in the Existing Credit Agreement, including, without limitation, the satisfaction (or waiver) of the conditions set forth in Section 4.01, Initial Lender advanced the Existing Loan to Existing Borrowers on the Closing Date in the amount of $360,000,000.00, with all fees payable under the Existing Fee Letter, including, without limitation, the Existing Loan Structuring Fee and the first year of the Administrative Agent Fee referred to in such Fee Letter, as well as any reimbursements to Administrative Agent and Initial Lender due or payable on or about the Closing Date being net funded from such advance and paid to and retained by the parties to whom such fees and reimbursements were payable. Each of Borrowers, Guarantors, Lenders and Administrative Agent acknowledges and agrees that, as of the end of business on the Business Day immediately preceding the Restatement Closing Date, the outstanding principal amount of the Existing Loan is $332,955,659 and the amount of the accrued and unpaid interest on the Existing Loan is $2,152,893.12, all of which outstanding principal amount and accrued and unpaid interest shall be deemed outstanding under this Agreement as of the Restatement Closing Date and due and payable in accordance with this Agreement, the Note evidencing the Existing Loan and the other Loan Documents.

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

(b) Subject to the terms and conditions set forth herein, including, without limitation, the satisfaction of the conditions set forth in Section 4.02, each of Borrowers hereby irrevocably requests, and Initial Lender agrees to advance, the New Loan to Borrowers on the Restatement Closing Date in the amount of $110,000,000.00, with all fees payable under the New Fee Letter, including, without limitation, the New Loan Structuring Fee and the first year of the Administrative Agent Fee referred to in such Fee Letter (which Administrative Agent Fee payable from time to time under the New Fee Letter shall be in lieu of any future Administrative Agent Fee otherwise payable under the Existing Fee Letter), as well as any reimbursements to Administrative Agent and Initial Lender due or payable on or about the Restatement Closing Date being paid to and retained by the parties to whom such fees and reimbursements are payable.

(c) All amounts borrowed under this Section 2.01 and repaid or prepaid may not be reborrowed. Time is of the essence with respect to each and every promise, covenant or obligation of Borrowers specified in the Loan Documents.

2.02 Use of Proceeds. (a) Existing Borrowers used the proceeds of the Existing Loan solely to: (i) pay expenses, costs and fees due from Existing Borrowers and incurred through the Closing Date in connection with the transactions contemplated by the Loan Documents as evidenced by a “sources and uses” summary or closing statement executed by Existing Borrowers and approved by Administrative Agent; (ii) make a loan to Sole Member in the amount of the advances under the Existing Loan received by Existing Borrowers under the Existing Loan Agreement, which loan is evidenced by the Sole Member Promissory Note, which loan proceeds were disbursed to Parent and used to pay in full all outstanding amounts under or in respect of the Existing Financing, and (iii) pay the other amounts set forth on Schedule 2.02 to the Existing Credit Agreement, including (on or about the Closing Date) depositing funds into the Real Estate Tax Account in the amount of $1,775,567.67 relating to Tax Funds, and (b) Borrowers will use the proceeds of the New Loan solely to pay a portion of the purchase price payable under the New Projects Acquisition Agreement and expenses, costs and fees due from Borrowers and incurred through the Restatement Closing Date in connection with the transactions contemplated by the Loan Documents, in each case as evidenced by a “sources and uses” summary or closing statement executed by Borrowers and approved by Administrative Agent, including (on or about the Restatement Closing Date) depositing funds into the Real Estate Tax Account in the amount of $1,345,516.45 relating to Tax Funds. In no event shall any proceeds of the Loans be used directly or indirectly by any Person (A) for any personal, family, household or agricultural purposes, or (B) for the purpose, whether immediate, incidental or ultimate, of purchasing, acquiring or carrying any “margin stock” (as such term is defined in Regulation U promulgated by the FRB (or any successor)) or to extend credit to others directly or indirectly for the purpose of purchasing or carrying any such margin stock.

2.03 Prepayments.

(a) Voluntary Prepayments. Borrowers may, at their option (subject to the applicable requirements of this Section 2.03), prepay the outstanding principal balance of the Loans (or either of the Loans), in whole or in part, on the following conditions:

(i) such prepayment must occur on a Business Day and must be in a minimum amount of the lesser of (i) $1,000,000 and (ii) the outstanding principal balance of the applicable Loan;

(ii) such prepayment shall be accompanied by (A) all interest accrued to the date of such prepayment on the portion of the principal amount being prepaid, (B) if such prepayment occurs on or prior to a Yield Maintenance Termination Date, the applicable

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

Yield Maintenance Amount, if any, with respect to such principal amount being prepaid, and (C) any other amounts then due and payable under this Agreement with respect to the applicable Loan, including any amounts payable pursuant to Article III and Section 10.04; and

(iii) Borrowers shall deliver to Administrative Agent a written notice not less than five (5) Business Days and not more than forty-five (45) days prior to the date proposed for such prepayment. Each such notice shall specify (A) the Business Day on which such prepayment will be made and (B) if such prepayment is not made with respect to a Disposition or a New Project Refinancing, whether it is a prepayment of the Existing Loan or the New Loan, and (C) the aggregate unpaid principal balance of the applicable Loan to be prepaid. Following its receipt of such notice, Administrative Agent will calculate all interest that will be accrued through the date of such prepayment and the Yield Maintenance Amount, if any, to be paid on the date of such prepayment, and any other out-of-pocket fees and expenses incurred by Administrative Agent in connection with such prepayment and will notify Borrowers of such amounts. Upon the giving of such notice by Borrowers, the principal to be prepaid as described therein shall become due and payable, along with the applicable interest, Yield Maintenance Amount, if any, and the other amounts due in connection therewith to the extent specified in the preceding sentence, on the date for such prepayment specified in such notice. Each such prepayment of any Loan and other amounts payable in connection with such prepayment shall be allocated among all Lenders in proportion to the applicable Obligations owing to them.

(b) Mandatory Prepayments.

(i) Any Disposition of all or any part of a Project or other Collateral that is not permitted by this Agreement and does not result in Payment in Full of all Obligations shall be in accordance with Section 2.17 hereof and shall require (A) the prior written consent of Required Lenders, such consent to be in their sole and absolute discretion, and (B) Borrowers to prepay the applicable Loan upon the consummation of such Disposition in an aggregate principal amount equal to the Release Price of the Proposed Released Collateral, together with all accrued and unpaid interest thereon and the applicable Yield Maintenance Amount, if any, due and payable in respect thereof (such prepayments to be applied as set forth in clause (iii) below). Each such prepayment shall be paid to Administrative Agent, on behalf of Lenders.

(ii) Borrowers shall prepay the applicable Loan in an amount equal to 100% of the Loss Proceeds Prepayment Amount (but without any Yield Maintenance Amount or similar prepayment charge being due and owing). Each such prepayment shall be paid to Administrative Agent, on behalf of ~~enders~~Lenders.

(iii) Each prepayment of the applicable Loan pursuant to the provisions of this Section 2.03(b) and Section 7.17(c)(ii) shall:

(A) occur on a Business Day;

(B) be accompanied by (1) all interest accrued to the date of such prepayment on the portion of the principal amount being prepaid, (2) solely with respect to clause (b)(i), if such prepayment occurs on or prior to a Yield

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

Maintenance Termination Date, the applicable Yield Maintenance Amount, if any, with respect to such principal amount being prepaid, and (3) any other amounts then due and payable under this Agreement with respect to the applicable Loan, including any amounts payable pursuant to Article III and Section 10.04; and

(C) Borrowers shall deliver to Administrative Agent a written notice as many days prior to the date proposed for such prepayment as possible (but, in each case other than a mandatory prepayment as provided for in Section 2.03(b)(ii) hereof, with no less than five (5) Business Days’ notice). Each such notice shall specify (1) the Business Day on which such prepayment will be made and (2) the aggregate unpaid principal amount of the applicable Loan to be prepaid. Following its receipt of such notice, Administrative Agent will calculate all interest at the then current Applicable Rate that will be accrued through the date of such prepayment and the Yield Maintenance Amount, if any, to be paid on the date of such prepayment, and any other out-of-pocket third-party fees and expenses incurred by Administrative Agent in connection with such prepayment and will notify Borrowers of such amounts. Each such prepayment of any Loan and other amounts payable in connection with such prepayment shall be allocated among all Lenders in proportion to the applicable Obligations owing to them.

(iv) Lenders may elect, in their sole and absolute discretion, not to accept any prepayment required under clauses (b)(i) or (b)(ii) of this Section (or any portion thereof) by providing notice to Administrative Agent who shall then promptly provide notice to Borrowers, in which case, such prepayment (or any portion thereof) shall not be required under clauses (b)(i) or (b)(ii) of this Section; provided that such election by Lenders shall only apply to such instance of prepayment (or any portion thereof) and not for future prepayments under clauses (b)(i) or (b)(ii) of this Section thereafter.

(c) Application of Prepayments. Unless otherwise agreed by Administrative Agent, all prepayments of the Loans (i) made at any time shall be applied first to the Floating Rate Portion of the Loans until such portion is paid in full and thereafter shall be applied to the Fixed Rate Portion of the Loans and (ii) (A) in the case of voluntary prepayments, shall be applied to the outstanding principal amount of the Existing Loan or the outstanding principal amount of the New Loan as Borrowers’ Representative shall request, (B) in the case of a Disposition of any Project or portion thereof or any required prepayment of a Loss Proceeds Prepayment Amount, shall be applied to the Existing Loan if and to the extent that the same relates to an Existing Project or any part thereof and shall be applied to the New Loan if and to the extent that the same relates to a New Project or any part thereof, (C) in the case of a New Project Refinancing, shall be applied to the New Loan, (D) in the case of a prepayment relating to Excess Cash Flow under clause (ii) of Section 7.17, shall be applied to the Existing Loan or the New Loan as specified in such clause, and (E) in all other cases, shall be applied pro rata to the outstanding principal amount of the Existing Loan and the outstanding principal amount of the New Loan (based upon the relative outstanding principal amounts of each such Loan).

2.04 Repayment of Loans. The outstanding principal balance of each of the Loans, all accrued and unpaid interest thereon and all other Obligations not previously paid shall be due and payable in full, and shall be repaid in full, on the Maturity Date (or such earlier date on which the Loans or portion of the Loans becomes due and payable as provided in the Loan Documents). If any Loan becomes due and payable on or prior to a Yield Maintenance Termination Date, whether on the Maturity Date, upon

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026 acceleration (whether by election or automatically), or on such other earlier date on which such Loan or portion of such Loan becomes due and payable as provided in the Loan Documents (including, without limitation, upon the occurrence of an actual or deemed entry of an order for relief with respect to any Loan Party under any Debtor Relief Law, including, upon the occurrence of an Event of Default pursuant to Section 8.01(f)), the applicable Yield Maintenance Amount shall be due and payable on such repayment date. EACH LOAN PARTY EXPRESSLY WAIVES (TO THE FULLEST EXTENT IT MAY LAWFULLY DO SO) THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR LAW THAT PROHIBITS OR MAY PROHIBIT THE COLLECTION OF THE YIELD MAINTENANCE AMOUNT. Each Loan Party expressly agrees (to the fullest extent that it may lawfully do so) that: (a) the Yield Maintenance Amount is reasonable and is the product of an arm’s length transaction between sophisticated business people, ably represented by counsel; (b) THE YIELD MAINTENANCE AMOUNT DOES NOT CONSTITUTE, AND SHALL NOT BE DEEMED OR CONSIDERED TO BE, UNMATURED INTEREST ON ANY LOAN OR OTHER AMOUNT AND NO LOAN PARTY SHALL ARGUE UNDER ANY CIRCUMSTANCE THAT THE YIELD MAINTENANCE AMOUNT CONSTITUTES UNMATURED INTEREST ON ANY LOAN; (c) the Yield Maintenance Amount shall be payable notwithstanding the then prevailing market rates at the time payment is made; (d) there has been a course of conduct between Lenders and Loan Parties giving specific consideration in this transaction for such agreement to pay the Yield Maintenance Amount; (e) each Loan Party shall be estopped hereafter from claiming differently than as agreed to in this paragraph; and (f) in view of the impracticability and extreme difficulty of ascertaining actual damages, the parties mutually agree that the Yield Maintenance Amount is a reasonable calculation of Lenders’ lost profits as a result of any such prepayments and is not a penalty.

2.05 Interest.

(a) Applicable Interest Rate. Subject to the provisions of Section 2.05(b), each Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Applicable Rate.

(b) Default Rate.

(i) If any amount payable by Borrowers under any Loan Document is not paid when due (or by the end of any applicable grace period following such due date), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at the interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

(ii) While any Event of Default exists, interest will accrue on the outstanding principal amount of the Loans and, to the extent permitted by applicable Law, all past due Obligations (other than the principal amount of the Loans), including past due interest accrued on the Loans, at an interest rate per annum equal to the Default Rate.

(iii) Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand, but not less frequently than each Interest Payment Date.

(c) Payment. Interest on the Loans shall be due and payable in arrears on each Interest Payment Date and on the Maturity Date. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

2.06 Fees. Borrowers shall pay to Administrative Agent (for the account of Administrative Agent, any Affiliate of Administrative Agent and/or Lenders as they may determine) (a) the New Loan Structuring Fee on the Restatement Closing Date and (b) all other fees and other amounts due under any Fee Letter in the amounts, to the payees and at the times specified in such Fee Letter. Borrowers shall pay to Lenders and Administrative Agent such fees as shall have been separately agreed upon in writing, if any, in the amounts and at the times so specified. The foregoing fees shall be fully earned when due and payable and when paid shall not be refundable for any reason whatsoever.

2.07 Computation of Interest and Fees; Retroactive Adjustments of Applicable Rate. All computations of fees and interest shall be made on the basis, as applicable, of a 365-day year and actual days elapsed on or with regard to the Loans. Interest shall accrue on the Loans for the day on which such Loan is made, and shall not accrue on any Loan, or any portion thereof, for the day on which such Loan or such portion is paid so long as such payment is received by Administrative Agent on or before 4:00 p.m., Central time, on such day of payment. Each determination by Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

2.08 Evidence of Debt. The portion of each Loan made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by Administrative Agent in the ordinary course of business. The accounts or records maintained by Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of each Loan made by Lenders to the applicable Borrowers and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of Borrowers hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of Administrative Agent in respect of such matters, the accounts and records of Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through Administrative Agent, Borrowers shall execute and deliver to such Lender (through Administrative Agent) a Note, which shall evidence such Lender’s portion of each Loan as provided herein in addition to such accounts or records. Each Lender may attach schedules to its Note evidencing its portion of each Loan and endorse thereon the date, amount and maturity of such Loan and payments with respect thereto.

2.09 Payments Generally; Administrative Agent’s Clawback.

(a) General. All payments to be made by Borrowers shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Borrowers shall make or cause to be made all payments of principal of each Loan and all payments of interest, fees and other Obligations with respect to each Loan to Administrative Agent, for the account of the applicable Secured Parties, by wire transfer or ACH in Dollars and in immediately available funds, to such account as to which Administrative Agent may from time to time notify Borrowers’ Representative in writing. Administrative Agent will promptly distribute to each Lender its Applicable Percentage in respect of each Loan (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender. All payments received by Administrative Agent after 4:00 p.m., Central time, on any day shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. Except as provided in the definition of Maturity Date, if any payment to be made by Borrowers shall come due on a day other than a Business Day, payment shall be made on the next preceding Business Day.

(b) Payments by Borrowers; Presumptions by Administrative Agent. Unless Administrative Agent shall have received notice from Borrowers prior to the time at which any payment is due to Administrative Agent for the account of Lenders hereunder that Borrowers will

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026 not make such payment, Administrative Agent may assume that Borrowers have made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to Lenders the amount due. In such event, if Borrowers have not in fact made such payment, then each of Lenders severally agrees to repay to Administrative Agent forthwith on demand the amount so distributed to such Lender, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by Administrative Agent in accordance with banking industry rules on interbank compensation. A notice given by Administrative Agent to any Lender or to Borrowers’ Representative with respect to any amount owing under this subsection (b) shall be conclusive, absent manifest error.

(c) Failure to Satisfy Conditions Precedent. If any Lender makes available to Administrative Agent funds in Dollars for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to Borrowers by Administrative Agent because the conditions to the applicable Loan set forth in Article IV are not satisfied or waived in accordance with the terms hereof, then Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.

(d) Obligations of Lenders Several. The obligation of each Lender hereunder to make any Loan and to make payments pursuant to Section 10.04(d) are several and not joint. The failure of any Lender to make any portion of the Loan, to fund any such participation or to make any payment under Section 10.04(d) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its portion of any Loan, to purchase its participation or to make its payment under Section 10.04(d).

(e) Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for its portion of any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any portion of any Loan in any particular place or manner.

(f) Insufficient Funds. If at any time insufficient funds are received by and available to Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied (i) first, toward payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, toward payment of principal then due hereunder in accordance with each Lender’s Applicable Percentage.

2.10 Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of (a) Obligations in respect of any Loan due and payable to such Lender hereunder and under the other Loan Documents at such time in excess of its Applicable Percentage or (b) Obligations in respect of any Loan owing (but not due and payable) to such Lender hereunder and under the other Loan Documents at such time in excess of its Applicable Percentage, then the Lender receiving such greater proportion shall (i) notify Administrative Agent of such fact, and (ii) purchase (for cash at face value) participations in the applicable Loan of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by all Lenders ratably in accordance with the aggregate amount of Obligations in respect of each applicable Loan then due and payable to Lenders or owing (but not due and payable) to Lenders, as the case may be, provided that:

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

(i) if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and

(ii) the provisions of this Section 2.10 shall not be construed to apply to (1) any payment made by Borrowers pursuant to and in accordance with the express terms of this Agreement or (2) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to Borrowers thereof (as to which the provisions of this Section 2.10 shall apply).

Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Loan Party in the amount of such participation.

2.11 Release of Funds from the Loss Proceeds Account. The Loss Proceeds Account shall be under the sole and exclusive control of Administrative Agent pursuant to the terms of an Account Control Agreement. Provided the conditions applicable to the use of Extraordinary Receipts to pay for the repair and restoration of a Project following a casualty or condemnation set forth in Section 6.24 or Section 6.25, as applicable, are satisfied, funds in the Loss Proceeds Account may be used to pay costs of repair/restoration as described in Section 6.24 or Section 6.25, as applicable, and as approved by Administrative Agent, or shall otherwise be paid, prepaid or distributed as provided for in Section 6.24 or Section 6.25 hereof, as applicable. No funds may be released or transferred from the Loss Proceeds Account unless approved by Administrative Agent.

2.12 Real Estate Tax Account. The Real Estate Tax Account shall be under the sole and exclusive control of Administrative Agent pursuant to the terms of an Account Control Agreement. Tax Funds shall be deposited by Borrowers into the Real Estate Tax Account in accordance with the provisions of Section 6.23 of this Agreement. Other than the Minimum Real Estate Tax Account Funding, and for so long as no Default or Event of Default shall have occurred and be continuing and Borrowers have otherwise complied with the provisions of this Section 2.12, Administrative Agent shall release any or all Tax Funds to the applicable Borrowers for the payment on behalf of such Borrowers of Property Taxes for the Open-Air Projects and the New Projects; provided that evidence of payment in full in Dollars of each of the relevant Property Taxes with such Tax Funds shall be provided by the applicable Borrowers to the Administrative Agent within five (5) Business Days after each date on which such Tax Funds are so released (but only to the extent such evidence has not been previously so provided to the Administrative Agent). If the balance of the Real Estate Tax Account shall at any time be less than the Minimum Real Estate Tax Account Funding amount, Borrowers shall, within five (5) Business Days after notice thereof (or, if earlier, Borrowers' knowledge thereof), pay to the Administrative Agent in Dollars by wire transfer of immediately available funds an amount at least equal to the amount of such balance. Borrowers shall furnish the Administrative Agent with all bills, statements and estimates for Property Taxes received by or available to a Borrowers at least thirty (30) days prior to the date on which such Property Taxes first become payable. If the amount of the Tax Funds shall exceed the amounts due for Property Taxes, the Administrative Agent, in its sole discretion, may either return any excess to the Real Estate Tax Account or credit such excess against future payments to be made with the Tax Funds. The amounts in respect of Property Taxes in respect of each Open-Air Project and each New Project that are deposited into the Real Estate Tax Account on the Closing Date shall be sufficient (when combined with the monthly deposits for Property Taxes) to fund the Real Estate Tax Account in order to pay the Property Taxes as they become due and payable. Any Tax Funds remaining after Payment in Full shall be returned to Borrowers. All out-of-pocket costs and

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026 expenses incurred by the Administrative Agent in connection with holding and disbursing the Tax Funds (including, without limitation, the costs and expenses of the inspections, if any, required hereunder) shall be paid by Borrowers on demand by the Administrative Agent.

2.13 Revenue Accounts. All revenues and other cash received in respect of the operation of the Projects, other than the proceeds of any Loan, proceeds from a Disposition and amounts to be deposited in the Loss Proceeds Account or the Real Estate Tax Account, shall be deposited into one or more Revenue Accounts.

2.14 Repair Reserve Account. The Repair Reserve Account shall be under the sole and exclusive control of Administrative Agent pursuant to the terms of an Account Control Agreement. Provided that Administrative Agent is provided with such supporting documents and other information as Administrative Agent may reasonably request, Administrative Agent shall disburse funds from the Repair Reserve Account to make the repairs set forth on Schedule 2.14 hereof in an amount equal to the amount requested by Borrowers’ Representative, provided that: (a) Borrowers’ Representative submits a funds disbursement request to Administrative Agent, which request shall set forth a general description of the use of the Repair Reserve Account for which such disbursement is requested, together with copies of all supporting invoices; (b) such request is delivered at least five (5) Business Days prior to the date on which Borrowers’ Representative requests such disbursement be made, provided that, with respect to the New Projects, Administrative Agent shall not require such five (5) Business Day prior notice as it relates to immediate repairs determined necessary by a third-party property condition assessment satisfactory to Administrative Agent; (c) [reserved]; (d) Administrative Agent shall have the right to confirm (by an inspection conducted at Borrowers’ expense if any repair work for a Project exceeds $500,000.00) performance of the work associated with such use of the Repair Reserve Account; (e) on the date such request is received by Administrative Agent and on the date such disbursement is to be made, no Default or Event of Default shall exist or be continuing; and (f) the request for disbursement is accompanied by a Responsible Officer’s certificate certifying that (i) such funds will be used to reimburse the applicable Borrower for, or to pay directly to the contractor for, the subject repairs, (ii) the subject repairs have not been the subject of a previous disbursement, (iii) any construction work associated with the related use of the Repair Reserve Account has been completed (or will be completed to the extent of the requested disbursement) in a good and workmanlike manner and in accordance with all applicable Laws and (iv) after completion of the subject repairs, the applicable Project shall be free and clear of all Liens, other than Liens permitted hereunder. Once all required work has been completed for a Project in accordance with the preceding requirements, any funds that remain in the Repair Reserve Account allocated for such Project shall be disbursed to Borrowers. Administrative Agent shall not be required to disburse funds from the Repair Reserve Account more frequently than twice each calendar month.

2.15 Cash Accounts upon an Event of Default. Upon the occurrence and during the continuance of an Event of Default, amounts provided for in Sections 2.12, 2.13 or 2.14 may be withheld or applied by Administrative Agent in any manner Administrative Agent so elects.

2.16 Intentionally Omitted.

2.17 Disposition(s), Release(s) of Collateral.

(a) Except as provided in a Disposition or a New Project Refinancing that results in Payment in Full of all Obligations or a Disposition or New Project Refinancing otherwise permitted by this Agreement, Borrowers may not make any Disposition of any Collateral (including any Existing Project or New Project or any part thereof) or consummate any New Project Refinancing, and Administrative Agent shall be under no obligation to release from its Liens any such Collateral,

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026 provided, that a Disposition of a Project or a New Project Refinancing of a New Project shall be permitted hereunder if, and only if, (1) no Default has then occurred and is continuing, (2) a Default would not result therefrom, and (3) all of the following applicable conditions are satisfied or waived by Lenders (or, if applicable, the requisite percentage of Lenders):

(i) Administrative Agent shall have received from Borrowers and the other Loan Parties a written notice of such proposed Disposition or New Project Refinancing which (A) properly identifies the affected Collateral (such collateral, the “Proposed Released Collateral”), (B) certifies as to compliance with all conditions contained in this Agreement or any other Loan Document to such Disposition or New Project Refinancing (including a certification that no Default has then occurred and is continuing or would result therefrom) and (C) requests a release of the Proposed Released Collateral from the Liens of the Loan Documents thereon (the “Release Request”); provided that, in the case of any New Project Refinancing, Borrowers’ Representative shall have given Administrative Agent at least 30 days prior written notice before consummation of such New Project Refinancing;

(ii) With respect to any proposed Disposition of an Existing Project (for the avoidance of doubt, this clause (ii) shall not apply to a proposed Disposition of a New Project) or part thereof, Lenders (or, if applicable, the requisite percentage of Lenders) shall have consented in writing to such Disposition in their reasonable discretion, with any approval or disapproval being provided to Borrowers’ Representative by Administrative Agent within fifteen (15) days of receipt by Administrative Agent of the Release Request (provided that any failure of Administrative Agent to timely communicate any such approval or disapproval shall be deemed to constitute a disapproval of such Release Request);

(iii) Except in the case of a Disposition of one or more of the New Projects or part thereof which results in the payment to Administrative Agent of $110,000,000 plus all accrued and unpaid interest on the New Loan plus any Yield Maintenance Amount payable on the Fixed Rate Portion of the New Loan, the Disposition of the Proposed Released Collateral is made to (A) an unrelated third party, on an arm’s length basis and 100% for cash in Dollars, or (B) to a joint venture that is an Affiliate of a Borrower (a “JV”, in which Sponsor’s indirect ownership interest cannot be greater than 50%), provided that (1) Borrowers’ Representative has delivered evidence that the Project will be redeveloped by the JV and (2) the JV shall pay cash in Dollars for the Release Price pursuant to Section 2.17 (a)(iv) below;

(iv) The "Release Price" is equal to: (A) in the case of any Disposition of Proposed Released Collateral that involves an Existing Project or part thereof, the greater of (1) 120% of the then allocated Loan amount of such Collateral based upon a fraction, the numerator of which is the then current value of the Proposed Released Collateral (as determined by Administrative Agent in its sole and absolute discretion based on third party reports, appraisals and/or internal valuations) and the denominator of which is the then current total value of all Collateral (as determined by Administrative Agent in its sole and absolute discretion based on third party reports, appraisals and/or internal valuations), which fraction shall be multiplied by the then current outstanding principal amount of the Loans, and (2) 100% of the Net Cash Proceeds from such Disposition (for purposes of this clause (A), the allocated Loan amount of any Collateral shall be determined at any time and from time to time by Administrative Agent in good faith); (B) in the case of any

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

Disposition of Proposed Released Collateral that involves a New Project or part thereof, the greater of (1) 110% of the applicable New Project Allocated Loan Amount for such New Project during the period from the Restatement Closing Date to the first anniversary of the Restatement Closing Date and 115% of the applicable New Project Allocated Loan Amount for such New Project thereafter, and (2) 100% of the Net Cash Proceeds from such Disposition, plus any Yield Maintenance Amount payable on the Fixed Rate Portion of the New Loan; and (C) in the case of any New Project Refinancing, an amount equal to 110% of the applicable New Project Allocated Loan Amount for such New Project during the period from the Restatement Closing Date to the first anniversary of the Restatement Closing Date and 115% of the applicable New Project Allocated Loan Amount for such New Project thereafter, plus any Yield Maintenance Amount payable on the Fixed Rate Portion of the New Loan; provided, however, that the aggregate amount of the Release Prices required to be paid in connection with a Disposition of all New Projects or in connection with the consummation of a New Project Refinancing of all New Projects in the aggregate shall not exceed the sum of $110,000,000.00, plus all accrued and unpaid interest on the New Loan plus any Yield Maintenance Amount payable on the Fixed Rate Portion of the New Loan;

(v) The applicable Borrowers shall have prepaid the Loans in accordance with Section 2.03(b)(i) in an aggregate amount equal to the Release Price, which prepayment shall include in all cases the applicable Yield Maintenance Amount, if any, in respect of such prepayment;

(vi) Borrowers shall have paid to Administrative Agent, for the benefit of Lenders, the Collateral Release Fee; and

(vii) Borrowers shall have paid all out-of-pocket expenses incurred by Administrative Agent and/or Lenders (including the reasonable fees, charges and disbursements of counsel to Administrative Agent and Lenders, and of special local counsel to Administrative Agent and Lenders), in connection with the preparation, negotiation, execution and delivery of such release or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated).

(b) Notwithstanding Section 2.17(a) above, Administrative Agent and Lenders acknowledge that, with respect to a 0.056 acre tract of land more particularly shown and described on Schedule 2.17(b) hereto (the “Special Release Parcel”) and located on the property owned by CBL Hamilton Place Sears OP PropCo, LLC (“Hamilton PropCo Borrower”), that at such time as the owner of Hamilton Place Mall has elected to widen the ring road that serves Hamilton Place Mall, upon thirty (30) days’ advance written notice to Administrative Agent, Hamilton PropCo Borrower shall be permitted to transfer the Special Release Parcel to an affiliate of Sponsor that is not a Borrower under this Loan, and Administrative Agent shall release its lien with respect to the Special Release Parcel. The transfer of the Special Release Parcel shall only be made for the sole purpose of widening the ring road that serves Hamilton Place Mall. As a condition to such release, Borrowers shall have paid all out-of-pocket expenses incurred by Administrative Agent and/or Lenders (including the reasonable fees, charges and disbursements of counsel to Administrative Agent and Lenders, and of special local counsel to Administrative Agent and Lenders), in connection with the preparation, negotiation, execution and delivery of such release (whether or not the transaction contemplated hereby shall be consummated). Borrowers shall promptly

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026 provide, upon request of Administrative Agent, evidence reasonably satisfactory to Administrative Agent of the construction and, when completed, completion of such ring road.

2.18 Substitution of Collateral/Borrower.

(a) Request for Substitution of Collateral. The applicable Borrowers may, by written notice to Administrative Agent (who shall promptly notify Lenders), request that Administrative Agent substitute certain Property comprising Collateral hereunder (the “Substituted Property”) with other Property (the “Replacement Property”) owned by such applicable Borrowers or a substitute entity or entities (the “Substitute Borrowers” and each a “Substitute Borrower”) approved by Administrative Agent in its sole and absolute discretion. Any such substitution made pursuant to this Section 2.18 may only be exercised only one (1) time per calendar quarter during the term of this Agreement.

(b) Within thirty (30) days of Administrative Agent’s receipt of such written notice from Borrowers (a “Substitution of Collateral Request”), Administrative Agent shall notify such Borrowers of the decision of Administrative Agent to approve or not approve such substitution.

(c) Conditions to Substitution of Collateral. Neither Administrative Agent nor any Lender shall have any duty to approve any Substitution of Collateral Request; provided, that Administrative Agent will consider a Substitution of Collateral Request subject to the following conditions being satisfied and/or waived by Administrative Agent, and if so approved then, promptly upon the fulfillment of such conditions, Administrative Agent shall cause the Substituted Property to be released as Collateral hereunder and the Replacement Property and/or Substitute Borrower(s) to be added as Collateral and/or Loan Parties hereunder (as applicable):

(i) the value of such Replacement Property (as determined in Administrative Agent’s sole and absolute discretion) is equal to or exceeds the value of the Substituted Property (as determined in Administrative Agent’s sole and absolute discretion based upon third party reports, appraisals and/or internal valuations);

(ii) the nature of such Replacement Property (as determined in Administrative Agent’s sole and absolute discretion) is substantially similar to the nature of the Substituted Property (as determined in Administrative Agent’s sole and absolute discretion);

(iii) such Borrowers (or any Substitute Borrowers) have good record and marketable title in fee simple to, or valid leasehold interests in, the Replacement Property, subject only to Permitted Encumbrances;

(iv) the relevant Borrowers (or the relevant Substitute Borrowers) shall grant, within ten (10) days following Administrative Agent’s approval of the Substitution of Collateral Request, to Administrative Agent, as security for the Obligations, a first-priority Lien (except for Permitted Encumbrances) on the Replacement Property not already subject to a Lien of the Collateral Documents. All such Liens will be created and perfected by and in accordance with the provisions of deeds of trust, mortgages, security agreements and financing statements or other Collateral Documents, all in form and substance satisfactory to Administrative Agent in its sole and absolute discretion and in sufficient executed (and acknowledged where necessary or appropriate) counterparts for recording purposes;

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

(v) Borrowers shall have paid to Administrative Agent, for the benefit of Lenders, the Substitution Fee;

(vi) Borrowers shall have paid all out-of-pocket expenses incurred by Administrative Agent and Lenders (including the reasonable fees, charges and disbursements of counsel to Administrative Agent and Lenders, and of special local counsel to Administrative Agent and Lenders), in connection with the preparation, negotiation, execution and delivery of such substitution or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated); and

(vii) Any Substitute Borrowers permitted hereunder shall execute a joinder to the Loan Documents in form and substance acceptable to Administrative Agent, in its sole and absolute discretion, and deliver to Administrative Agent such other agreements, instruments and other documents as may be required by Administrative Agent.

2.19 Intentionally Omitted.

2.20 Extension of Maturity Date.

(a) Request for Extension. Borrowers may, by notice to Administrative Agent (who shall promptly notify Lenders) not earlier than 90 days and not later than 30 days prior to the Maturity Date then in effect hereunder (the “Existing Maturity Date”), request that each Lender extend the Maturity Date for an additional two (2) years from the Existing Maturity Date. Any such extension made pursuant to this Section 2.20 may only be exercised one (1) time during the term of this Agreement.

(b) Conditions to Effectiveness of Extensions. The extension of the Maturity Date pursuant to this Section shall automatically become effective upon the satisfaction and/or waiver by each Lender of each of the following conditions:

(i) no Default shall have occurred and be continuing on the Existing Maturity Date or after giving effect to the extension of the Maturity Date on such date;

(ii) all representations and warranties contained in this Agreement are true and correct on and as of the date of such extension and after giving effect thereto, as though made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date);

(iii) the Debt Yield on Existing Projects, determined as of the Existing Maturity Date (or determined as of such earlier date as may be determined by each Lender in its sole discretion, but which earlier date shall not be more than 90 days prior to the Existing Maturity Date) and based upon the financial information then available, is not less than 10.00%

(iv) the Debt Yield on New Projects, determined as of the Existing Maturity Date (or determined as of such earlier date as may be determined by each Lender in its sole discretion, but which earlier date shall not be more than 90 days prior to the Existing Maturity Date) and based upon the financial information then available, is not less than 18.00%;

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

(v) the DSCR for Existing Projects, as determined as of September 30, 2030, is greater than or equal to 1.50 to 1.00;

(vi) the Loan to Value Ratio, determined as of the Existing Maturity Date (or determined as of such earlier date as may be determined by each Lender in its sole discretion, but which earlier date shall not be more than 90 days prior to the Existing Maturity Date) and based upon the financial information then available, does not exceed seventy percent (70.0%);

(vii) Borrowers shall have paid to Administrative Agent, for the benefit of Lenders, the Extension Fee;

(viii) Borrowers shall have paid all out-of-pocket expenses incurred by Administrative Agent and Lenders (including the reasonable fees, charges and disbursements of counsel to Administrative Agent and the Lenders, and of special local counsel to Administrative Agent and Lenders), in connection with the preparation, negotiation, execution and delivery of such extension or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated); and

(ix) there shall not have occurred, as determined by each Lender in its reasonable discretion, any material adverse change in the financial condition or results of operations of Sponsor when comparing the most recently available financial statements of Sponsor against those provided as of (or delivered on or about) the Restatement Closing Date.

(c) Amendment. In connection with any extension of the Maturity Date, Borrowers, Guarantors, Administrative Agent and Lenders may make such amendments to this Agreement and the other Loan Documents as Administrative Agent in its sole and absolute discretion determines to be necessary or desirable in connection with, or to evidence, the extension.

2.21 Additional Matters Relating to Term SOFR.

(a) Index. Each Borrower acknowledges and agrees that the Term SOFR Rate is an index used by Administrative Agent and Lenders for the determination of a rate of interest on loans and the Term SOFR Rate is not necessarily the lowest rate charged by Administrative Agent or any Lender on other loans to its customers. Each Borrower acknowledges and agrees that Administrative Agent and Lenders may make loans to other customers based upon other rates of interest. Administrative Agent will inform Borrowers of the then current Term SOFR Rate from time to time upon request by Borrowers.

(b) Determination of Term SOFR Rate. Administrative Agent shall determine the Term SOFR Rate from time to time in accordance with this Agreement, and such determination shall be conclusive absent manifest error.

(c) Conforming Changes Adjustment. In connection with the use or administration of Term SOFR and the Term SOFR Rate, Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary contained in this Agreement or any other Loan Documents, any amendments implementing such Conforming Changes will become effective without any further action or consent of any Borrower or any Lender

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026 or any other party to this Agreement. Administrative Agent will notify Borrowers and Lenders from time to time of the effectiveness of any Conforming Changes in connection with the use or administration of Term SOFR or the Term SOFR Rate. The term “Conforming Changes” means, with respect to either the use or administration of Term SOFR or the Term SOFR Rate or the use, administration, adoption or implementation of any Benchmark Transition Event, any technical, administrative or operational changes (including changes to the definition of “Business Day”, timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, and other technical, administrative or operational matters) that Administrative Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by Administrative Agent in a manner substantially consistent with market practice (or, if Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).

(d) Unavailability of Term SOFR Rate. If, in connection with the implementation and use of the Term SOFR Rate: (i) Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the “Term SOFR Rate” cannot be determined pursuant to the definition thereof, (ii) Administrative Agent determines that the Term SOFR Rate does not adequately and fairly reflect the cost to Lenders of making, maintaining or funding the Loans, or (iii) Administrative Agent determines that any applicable law has made it unlawful, or that any governmental authority has asserted that it is unlawful, for any Lender or its applicable lending office to make, maintain or fund loans or advances whose interest is determined by reference to SOFR, Term SOFR or the Term SOFR Rate, or to determine or charge interest rates based upon SOFR, Term SOFR or the Term SOFR Rate; then, upon notice of any such occurrence or determination by Administrative Agent to Borrowers, any obligation of Lenders to make available the Term SOFR Rate, and any right of Borrowers to use the Term SOFR Rate, shall be suspended unless and until Administrative Agent revokes such notice.

(e) Notices; Standards for Decisions and Determinations. Administrative Agent will notify Borrowers of (i) the occurrence of any Benchmark Transition Event or the implementation of any change to the Benchmark Rate resulting from any term or provision of this Section 2.21 and (ii) the effectiveness of any Conforming Changes implemented in accordance with Section 2.21(c). Any determination, decision or election that may be made by Administrative Agent pursuant to this Section 2.21, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made by Administrative Agent in its sole and absolute discretion and without consent from any Borrower or any Lender or other party to this Agreement or any other Loan Documents, except, in each case, as may be expressly required pursuant to this Section 2.21.

ARTICLE III
TAXES, YIELD PROTECTION AND ILLEGALITY

3.01 Taxes.

(a) Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes.

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

(i) Any and all payments by or on account of any obligation of Borrowers hereunder or under any other Loan Document shall to the extent permitted by applicable Laws be made free and clear of and without reduction or withholding for any Taxes. If, however, applicable Laws require Borrowers or Administrative Agent to withhold or deduct any Tax, such Tax shall be withheld or deducted in accordance with such Laws as determined by Borrowers or Administrative Agent, as the case may be, upon the basis of the information and documentation to be delivered pursuant to subsection (e) below.

(ii) If Borrowers or Administrative Agent shall be required by the Code to withhold or deduct any Taxes, including both United States Federal backup withholding and withholding taxes, from any payment, then (A) Administrative Agent shall withhold or make such deductions as are determined by Administrative Agent to be required based upon the information and documentation it has received pursuant to subsection (e) below, (B) Administrative Agent shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with the Code, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes or Other Taxes, the sum payable by Borrowers shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section) Administrative Agent or Lenders, as the case may be, receives or receive an amount equal to the sum it or they would have received had no such withholding or deduction been made.

(b) Payment of Other Taxes by Borrowers. Without limiting the provisions of subsection (a) above, Borrowers shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

(c) Tax Indemnifications.

(i) Without limiting the provisions of subsection (a) or (b) above, Borrowers shall, and do hereby agree to, indemnify each of Administrative Agent and Lenders, and shall make payment in respect thereof within 30 days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by Administrative Agent or such Lender, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority; provided, however, that Borrowers shall have no liability hereunder in respect of penalties, interest and other liabilities attributable to any Indemnified Taxes or Other Taxes if such penalties, interest or other liabilities are attributable to the gross negligence or willful misconduct of Administrative Agent or such Lender, respectively. A certificate as to the amount of any such payment or liability delivered to Borrowers by a Lender (with a copy to Administrative Agent), or by Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(ii) Without limiting the provisions of subsection (a) or (b) above, each Lender shall, and does hereby, indemnify Borrowers and Administrative Agent, and shall make payment in respect thereof within 30 days after demand therefor, against any and all Taxes and any and all related losses, claims, liabilities, penalties, interest and expenses (including the fees, charges and disbursements of any counsel for Borrowers or Administrative Agent) incurred by or asserted against Borrowers or Administrative Agent by any Governmental

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

Authority as a result of the failure by such Lender to deliver, or as a result of the inaccuracy, inadequacy or deficiency of, any documentation required to be delivered by such Lender, to Borrowers or Administrative Agent pursuant to subsection (e). Each Lender hereby authorizes Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any other Loan Document against any amount due to Administrative Agent under this clause (ii). The agreements in this clause (ii) shall survive the resignation and/or replacement of Administrative Agent, any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations.

(d) Evidence of Payments. Upon request by Borrowers or Administrative Agent, as the case may be, after any payment of Taxes by Borrowers or Administrative Agent to a Governmental Authority as provided in this Section 3.01, Borrowers shall deliver to Administrative Agent, or Administrative Agent shall deliver to Borrowers, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by applicable Laws to report such payment or other evidence of such payment reasonably satisfactory to Borrowers or Administrative Agent, as the case may be.

(e) Status of Lenders; Tax Documentation.

(i) Each Lender shall deliver to Borrowers and to Administrative Agent, at the time or times prescribed by applicable Laws or when reasonably requested by Borrowers or Administrative Agent, such properly completed and executed documentation prescribed by applicable Laws or by the taxing authorities of any jurisdiction and such other reasonably requested information as will permit Borrowers or Administrative Agent, as the case may be, to determine (A) whether or not payments made hereunder or under any other Loan Document are subject to Taxes, (B) if applicable, the required rate of withholding or deduction, and (C) such Lender’s entitlement to any available exemption from, or reduction of, applicable Taxes in respect of all payments to be made to such Lender by Borrowers, pursuant to this Agreement or otherwise to establish such Lender’s status for withholding tax purposes in the applicable jurisdiction.

(ii) Without limiting the generality of the foregoing, if Borrowers are residents for tax purposes in the United States,

(A) any Lender that is a “United States person” within the meaning of Section 7701(a)(30) of the Code shall deliver to Borrowers and Administrative Agent executed originals of Internal Revenue Service Form W-9 or such other documentation or information prescribed by applicable Laws or reasonably requested by Borrowers or Administrative Agent as will enable Borrowers or Administrative Agent, as the case may be, to determine whether or not such Lender is subject to backup withholding or information reporting requirements; and

(B) each Foreign Lender that is entitled under the Code or any applicable treaty to an exemption from or reduction of withholding tax with respect to payments hereunder or under any other Loan Document shall deliver to Borrowers and Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026 the request of Borrowers or Administrative Agent, but only if such Foreign Lender is legally entitled to do so), whichever of the following is applicable:

(1) executed originals of Internal Revenue Service Form W-8BEN claiming eligibility for benefits of an income tax treaty to which the United States is a party,

(2) executed originals of Internal Revenue Service Form W-8ECI,

(3) executed originals of Internal Revenue Service Form W-8IMY and all required supporting documentation,

(4) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under section 881(c) of the Code, (x) a certificate to the effect that such Foreign Lender is not (a) a “bank” within the meaning of section 881(c)(3)(a) of the Code, (b) a “10 percent shareholder” of Borrowers within the meaning of section 881(c)(3)(b) of the Code, or (c) a “controlled foreign corporation” described in section 881(c)(3)(c) of the Code and (y) executed originals of Internal Revenue Service Form W-8BEN, or

(5) executed originals of any other form prescribed by applicable Laws as a basis for claiming exemption from or a reduction in United States Federal withholding tax together with such supplementary documentation as may be prescribed by applicable Laws to permit Borrowers or Administrative Agent to determine the withholding or deduction required to be made.

(iii) Each Lender shall promptly (A) notify Borrowers and Administrative Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction, and (B) take such steps as shall not be materially disadvantageous to it, in the reasonable judgment of such Lender, and as may be reasonably necessary (including the re-designation of its Lending Office) to avoid any requirement of applicable Laws of any jurisdiction that Borrowers or Administrative Agent make any withholding or deduction for taxes from amounts payable to such Lender.

(f) Treatment of Certain Refunds. Unless required by applicable Laws, at no time shall Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender, or have any obligation to pay to any Lender, any refund of Taxes withheld or deducted from funds paid for the account of such Lender. If Administrative Agent or any Lender determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by Borrowers, or with respect to which Borrowers have paid additional amounts pursuant to this Section, it shall pay to Borrowers an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by Borrowers under this Section with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses incurred by Administrative Agent or such Lender, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that Borrowers, upon the request of Administrative Agent or such Lender, agree to repay

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026 the amount paid over to Borrowers (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to Administrative Agent or such Lender in the event Administrative Agent or such Lender is required to repay such refund to such Governmental Authority. This subsection shall not be construed to require Administrative Agent or any Lender to make available its tax returns (or any other information relating to its taxes that it deems confidential) to Borrowers or any other Person.

3.02 Increased Costs.

(a) Increased Costs Generally. If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender;

(ii) subject any Lender to any tax of any kind whatsoever with respect to this Agreement or any Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for Indemnified Taxes or Other Taxes covered by Section 3.01 and the imposition of, or any change in the rate of, any Excluded Tax payable by such Lender); or

(iii) impose on any Lender any other condition, cost or expense affecting this Agreement or any Loan made by such Lender;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any such Loan, or to increase the cost to such Lender, or to reduce the amount of any sum received or receivable by such Lender (whether of principal, interest or any other amount) of making or maintaining any such Loan, then, upon the written request of such Lender made in accordance with subsection (c) below, Borrowers will pay to such Lender, such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

(b) Capital Requirements. If any Lender determines that any Change in Law affecting such Lender or the applicable Lending Office of such Lender or Lender’s holding company, if any, regarding capital requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or any Loan made by such Lender, to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of Lender’s holding company with respect to capital adequacy), by an amount which such Lender deems to be material, then from time to time, following written request by such Lender in accordance with subsection (c) below, Borrowers will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for such reduction.

(c) Certificates for Reimbursement. A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section, stating in reasonable detail the basis for such compensation and the method of computation, and delivered to Borrowers is required in order for such Lender to be compensated under such subsection and shall be presumed correct absent manifest error. Borrowers shall pay such Lender the amount shown as due on any such certificate within 30 days after receipt thereof, absent manifest error or a good faith dispute. Notwithstanding

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026 any other provisions of this Section 3.02, no Lender shall demand compensation for any increased cost, charge or reduction under Section 3.02(b) if it shall not at the time be the general policy of such Lender to demand such compensation in similar circumstances under comparable provisions of its other lending agreements generally, and each Lender shall in good faith endeavor to allocate increased costs or reductions fairly among all of its affected commitments and credit extensions (whether or not it seeks compensation from Borrowers).

(d) Delay in Requests. Failure or delay on the part of any Lender to demand compensation pursuant to the foregoing provisions of this Section shall not constitute a waiver of such Lender’s right to demand such compensation, provided that Borrowers shall not be required to compensate a Lender pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than 90 days prior to the date that such Lender notifies Borrowers of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 90-day period referred to above shall be extended to include the period of retroactive effect thereof, not to exceed six months).

3.03 Mitigation Obligations; Designation of a Different Lending Office. If any Lender requests compensation under Section 3.02, or Borrowers are required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then such Lender shall, as applicable, use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the reasonable judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.02, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii) in each case, would not subject such Lender to any unreimbursed cost or expense and would not otherwise be materially disadvantageous to such Lender. Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignments (excluding any costs related to a physical relocation of a Lending Office).Survival. All of Borrowers’ obligations under this Article III shall survive repayment of all Obligations hereunder and any resignation of Administrative Agent.

ARTICLE IV
CONDITIONS PRECEDENT TO INITIAL BORROWING

4.01 Conditions of Borrowing of the Existing Loan. The obligation of Initial Lender to make and advance the proceeds of the Existing Loan under the Existing Credit Agreement on the Closing Date was subject to satisfaction and/or waiver by Initial Lender of each of the conditions precedent set forth in Section 4.01 of the Existing Credit Agreement, and Borrowers and Guarantors acknowledge and agree that such conditions precedent were either satisfied or waived and that the Existing Loan was advanced and remains outstanding as and to the extent set forth in Section 2.01(a).

4.02 Conditions of Borrowing of the New Loan. The obligation of Initial Lender to make and advance the proceeds of the New Loan under this Agreement on the Restatement Closing Date is subject to the satisfaction and/or waiver by Initial Lender of each of the following conditions:

(a) Administrative Agent’s receipt of the following, each of which shall be originals unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated the Restatement Closing Date (or, in the case of certificates of governmental

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026 officials, a recent date before the Restatement Closing Date acceptable to Administrative Agent) and each in form and substance satisfactory to Administrative Agent and Initial Lender:

(i) executed counterparts of this Agreement, sufficient in number for distribution to Administrative Agent, each Lender and one (1) set for Borrowers;

(ii) a Note with respect to the New Loan executed by each Borrower in favor of Initial Lender;

(iii) a pledge and security agreement (a “Pledge Agreement” and collectively, the “Pledge Agreements”) duly executed by (x) Sole Member which pledges its Equity Interests in each Borrower and grants a security interest in all of its assets in substantially the form of Exhibit H-1 hereto, together with an uncertificated control agreement executed by Sole Member, each Borrower as issuer of its Equity Interests pledged by Sole Member and Administrative Agent ~~and~~, (y) Sole Member Parent which pledges its Equity Interests in Sole Member and grants a security interest in all of its assets in substantially the form of Exhibit H-2 hereto and (z) Parent which pledges its Equity Interests in Sole Member Parent and related assets in substantially the form of Exhibit H~~-2~~-3 hereto, in each case together with all certificates evidencing all of the issued and outstanding Equity Interests of each Borrower, Sole Member and Sole Member Parent (if and to the extent that such Equity Interests are certificated); and a security agreement, in substantially the form of Exhibit F duly executed by each Borrower (together with the Pledge Agreements and each other pledge and/or security agreement or supplement to any of the foregoing at any time delivered pursuant to Section 6.12, individually a “Security Agreement” collectively the “Security Agreements”), together with:

(A) any instruments evidencing Pledged Equity in any Borrower, Sole Member~~, which~~ or Sole Member Parent, all of which (in the case of each New Borrower, Sole Member and Sole Member Parent) shall be certificated, endorsed in blank and delivered with an undated power of attorney;

(B) any instruments evidencing Pledged Debt endorsed in blank, including, without limitation, the Sole Member Promissory Note;

(C) Financing Statements, in form appropriate for filing under the UCC of all jurisdictions that Administrative Agent deems necessary or desirable in order to perfect the Liens on the Collateral created under the Pledge Agreements, the Security Agreements, the Mortgages and the other Collateral Documents, it being understood and agreed that Borrowers, Sole Member and Sole Member Parent authorize the filing of “all asset” UCC filings with regard to each such Loan Party, as applicable (but no UCC filing shall be required with respect to Sponsor~~,~~  and the ~~filing, on behalf of~~UCC filings naming Parent as debtor shall not be ~~an~~ “all asset” UCC ~~filing~~filings, but shall be limited to Parent’s ownership of its ~~interest~~Equity Interests in Sole Member Parent, certain related assets and all proceeds thereof);

(D) completed requests for information, dated on or before the Restatement Closing Date, listing all effective financing statements filed in the

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026 jurisdictions referred to in clause (B) above that name any Loan Party as debtor, together with copies of such other financing statements;

(E) evidence of the completion of all other actions, consents, recordings and filings of or with respect to the Pledge Agreements, the Security Agreement and Collateral Documents that Administrative Agent may deem necessary or desirable in order to create or perfect the Liens created thereby; and

(F) evidence that all other action that Administrative Agent may reasonably deem necessary or desirable in order to perfect the Liens created under the Pledge Agreements and the Security Agreements has been taken (including, if and to the extent necessary, receipt of duly executed payoff letters, UCC-3 termination statements and landlords’ and bailees’ waiver and consent agreements);

(iv) each Mortgage, including, as Administrative Agent may require, (A) (1) amendments and restatements, or amendments or modifications, of the Existing Mortgages executed by Existing Borrowers which secure both the Existing Loan and the New Loan and refer to the extended Maturity Date and/or (2) additional Mortgages (in addition to the Existing Mortgages) with respect to the Existing Mortgaged Properties which grants Liens thereon to secure the New Loan and (B) the New Mortgages executed by New Borrowers which secure the Existing Loan and the New Loan, in each case duly executed by the applicable Borrowers, together with:

(A) evidence that counterparts of the Mortgages have been duly executed, acknowledged and delivered and are in form suitable for filing or recording in all filing or recording offices that Administrative Agent may deem necessary or desirable in order to create a valid first priority and subsisting Lien on the real property and other Collateral described therein in favor of Administrative Agent for the benefit of Secured Parties and that all filing, documentary, stamp, intangible and recording taxes and fees have been paid;

(B) an irrevocable commitment to issue an American Land Title Association Lender’s Extended Coverage title insurance policy (or comparable, in respect of each Project located in Texas) (collectively, the “First Lien Policies”, and, each, a “First Lien Policy”), for each of the Projects with all such endorsements (including “tie-in” endorsements for all properties whether interstate or intra-state as permitted) and in amounts acceptable to Administrative Agent in its sole and absolute discretion and with costs of such policy to be paid by Borrowers, issued and providing for coinsurance by title insurer(s) as is/are acceptable to Administrative Agent and Borrowers, insuring each Mortgage to be valid first priority and subsisting Liens on the real property described therein, free and clear of all defects (including, but not limited to, mechanics’ and materialmen’s Liens) and encumbrances, excepting only Permitted Encumbrances, and providing for such other affirmative insurance (including endorsements for mechanics’ and materialmen’s Liens and for zoning of the applicable property) and such coinsurance as Administrative Agent may deem necessary or desirable;

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

(C) An American Land Title Association/National Society of Professional Surveyors form survey of each of the New Projects, for which all necessary fees (where applicable) have been paid, and dated no more than 60 days before the Restatement Closing Date (but only in in the case of surveys relating to the New Projects), certified to Administrative Agent and the issuer of the applicable First Lien Policy in a manner satisfactory to Administrative Agent by a land surveyor duly registered and licensed in and acceptable to Administrative Agent, showing all buildings and other improvements, any off-site improvements, the location of any easements, parking spaces, rights of way, building set-back lines and other dimensional regulations and the absence of encroachments, either by such improvements or on to such property, and other defects, other than encroachments and other defects acceptable to Administrative Agent (the “Surveys”, and, each, a “Survey”);

(D) evidence of the insurance required by the terms of each Mortgage and this Agreement;

(E) an appraisal of each Project for which an appraisal has been ordered by Administrative Agent complying with the requirements of the Federal Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended from time to time, and the regulations promulgated thereunder from time to time, which appraisal shall be in form and substance satisfactory to Administrative Agent; and

(F) evidence that all other action that Administrative Agent may deem necessary or desirable in order to create valid first priority and subsisting Liens on the property described in each Mortgage has been taken;

(v) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party or is to be a party;

(vi) such documents and certifications as Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that such Loan Party is validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification;

(vii) copies of all Leases and Material Contracts relating to the New Mortgaged Properties, together with, in the case of the New Projects, (A) estoppel certificates as required by the terms and provisions of the New Projects Acquisition Agreement and in respect of each Tenant leasing 20,000 square feet or more of space and in the aggregate from Tenants representing at least 75% of the actual aggregate leased square footage of all of the New Projects representing 75% of the gross rented square footage and (B) subordination, non-disturbance and attornment agreements executed and delivered by each applicable Tenant (or, if and to the extent contractually permitted under the applicable

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

Lease, by a Person who has a power of attorney to execute the same on behalf of such Tenant) as may be required by the terms and provisions of the New Projects Acquisition Agreement and (subject to the proviso below) by any Tenant who has a recorded lease or memorandum of lease or is leasing 20,000 square feet or more of space, including the estoppel certificates and subordination, non-disturbance and attornment agreements for the Leases specified on Schedule 4.02(a)(vii) which, to Borrowers‘ knowledge, constitute all of the Leases referred to in this clause (vii) above, provided that Borrowers shall be deemed to have satisfied the condition precedent set forth in this clause (B) if they shall have used their commercially reasonable efforts to obtain such subordination, non-disturbance and attornment agreements and provided documented evidence (in reasonable detail) of such efforts to Administrative Agent;

(viii) copies of all Ground Leases (if any) relating to the New Mortgaged Properties;

(ix) the Amended and Restated Subordination of Management Agreements and Management Fees executed by Borrowers and Property Manager;

(x) a Ground Lessor Recognition Agreement from each (if any) applicable ground lessor with respect to the New Mortgaged Properties;

(xi) the Amended and Restated Environmental Indemnity duly executed by Borrowers and Guarantors;

(xii) each Guaranty in the form attached hereto as Exhibit E-1, Exhibit E-2 and Exhibit E-3, respectively, duly executed by the applicable Guarantor;

(xiii) the Amended and Restated Assignment of Other Material Contracts executed by Borrowers;

(xiv) a favorable legal opinion with respect to each Project and certain other matters with respect to the Loans, including a non-consolidation opinion from Husch Blackwell, addressed to Administrative Agent and each Lender, with reliance by their respective successors and permitted assignees as provided therein, as to matters reasonably required by Administrative Agent relating to the Loan Documents and the transactions contemplated thereby;

(xv) a certificate signed by a Responsible Officer of each Borrower (A) that the conditions specified in this Section 4.02 have been satisfied, (B) that there has been no event or circumstance in respect of each such Borrower that has had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect; and (C) the absence of any action, suit, investigation or proceeding pending, or to such Borrower’s knowledge, threatened in any court or before any arbitrator or Governmental Authority in respect of such Borrower, except as otherwise disclosed on Schedule 5.05;

(xvi) the Loan Parties shall have provided Initial Lender and Administrative Agent all documentation and other information requested by or on behalf of Initial Lender and Administrative Agent as required by Initial Lender’s policy and bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the U.S. Patriot Act;

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

(xvii) certificates attesting to the Solvency of Loan Parties as a whole after giving effect to the borrowing of the Loans, the granting of the Liens to secure the Obligations and the other transactions contemplated hereunder to occur on or before the Restatement Closing Date, as executed by a Responsible Officer of Loan Parties acceptable to Administrative Agent;

(xviii) evidence satisfactory to Administrative Agent that the Insurance Requirements, as described on Schedule 4.02(a)(xviii), have been obtained and are in effect, together with the certificates of insurance, naming Administrative Agent, on behalf of Lenders, as mortgagee, additional insured and/or sole loss payee, as Administrative Agent may require, under all insurance policies maintained with respect to the assets and properties of Loan Parties that constitute Collateral;

(xix) each Account Control Agreement for each Account duly executed by the applicable Borrower, the applicable Depositary Bank or Acceptable Financial Institution, and Administrative Agent, including the Restatement Closing Date Required Account Control Agreements specified on Schedule 4.02(a)(xix);

(xx) (A) an initial Operating Budget of each New Borrower for the period beginning with the Restatement Closing Date and ending December 31, 2025 (the “Initial Operating Budget”) and (B) an initial Capital Budget of each New Borrower for the period beginning with the Restatement Closing Date and ending December 31, 2025 (the “Initial Capital Budget”);

(xxi) evidence, in form and substance acceptable to Administrative Agent, in its sole and absolute discretion, (A) of the pay-off in full of all existing debt financing secured by each of the New Projects, or subject to a negative pledge by such Borrower, Sole Member or Parent as applicable (the “Existing Financing”), (B) of the termination of existing UCC financing statements and of the release of all mortgages and deeds of trust and related documents, in each case, relating to the Existing Financing and (C) no default has occurred or has been threatened (whether orally or in writing) under any Existing Financing;

(xxii) each other Collateral Document duly executed and delivered by each applicable Loan Party and each other party thereto, including a collateral assignment of the New Projects Acquisition Agreement;

(xxiii) flood plain searches with respect to each Project indicating that each Project is not located in a “flood zone”, except for the properties located at 1024 24th Street SW, Minot, North Dakota and 500 and 550 Winchester Avenue and 400 Armco Road, Ashland, Kentucky for which flood insurance has been obtained and continues in effect or will be obtained on or before the Restatement Closing Date and continue in effect;

(xxiv) UCC lien and litigation searches for each Loan Party have been completed and delivered to the satisfaction of Administrative Agent and Initial Lender;

(xxv) true, correct and complete copies of the Southgate Mall Merchants Association Documents; and

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

(xxvi) evidence that the ownership of all Equity Interests in each of Layton Hills and MNVL has been transferred by Sole Member to Parent.

(b) Administrative Agent and Initial Lender shall have received such inspection and other reports and appraisals relating to the Improvements of each Project (each acceptable to Administrative Agent and Initial Lender in their sole and absolute discretion) and Administrative Agent and Initial Lender shall be satisfied, in their sole and absolute discretion, with the condition of such Improvements.

(c) Administrative Agent and Initial Lender shall have received and approved, in their sole discretion, (i) an ASTM E1527-13 compliant Phase I Environmental Site Assessment for each New Project, from a consultant approved by Administrative Agent, and (ii) an insurance report for each New Project from a consultant approved by Administrative Agent.

(d) All fees required to be paid to Administrative Agent and Lenders on or before the Restatement Closing Date, including without limitation, the New Loan Structuring Fee, shall have been paid, as evidenced by a “sources and uses” summary or closing statement executed by Borrowers and approved by Administrative Agent, which “sources and uses” summary or closing statement shall provide for funding of, among other items, the Real Estate Tax Account in the amount of the Real Estate Tax Account Closing Date Funding Amount and the Repair Reserve Account in the amount set forth in the “sources and uses” summary or closing statement.

(e) Unless not required by Administrative Agent, Borrowers shall have paid all fees, charges and disbursements of counsel to Administrative Agent (directly to such counsel if requested by Administrative Agent) to the extent previously agreed in writing and to the extent invoiced prior to or on the Restatement Closing Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between Borrowers and Administrative Agent).

(f) The representations and warranties of Borrowers and each other Loan Party contained in Article V or elsewhere in this Agreement (including any Schedule hereto) or contained in any other Loan Document, or which are contained in any agreement, instrument or other document furnished at any time under or in connection herewith or therewith, shall be true and correct on and as of the Restatement Closing Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.

(g) No Default shall exist, or would result from the advancing of the New Loan or from the application of the proceeds thereof.

(h) Initial Lender shall have obtained its Executive Loan Committee approval to provide the New Loan as provided for in this Agreement and enter into this Agreement and the other Loan Documents.

(i) Initial Lender and Administrative Agent shall have received (i) a consolidated and consolidating balance sheet of Borrowers dated March 31, 2025 (or more recently), and the related consolidated and consolidating income statement and cash flows, all in reasonable detail, certified by a Senior Officer of Borrowers as fairly presenting the financial condition, results of operations, and cash flows of Borrowers in accordance with GAAP (but the cash flow statements shall only be

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026 on a consolidated basis) and (ii) a pro forma balance sheet of Borrowers dated as of the Restatement Closing Date which gives pro forma effect to the incurrence of the New Loan, the New Projects Acquisition and the other transactions contemplated hereby to occur on or about the Restatement Closing Date.

(j) The outstanding principal amount of the Loans will not exceed seventy eight percent (78%) of the sum of the value of the Collateral as determined by Required Lenders as of the Restatement Closing Date in their reasonable discretion (based upon appraisals, broker’s opinion of values and/or internal valuations) plus the amount of the New Structuring Fee and Initial Lender’s approved closing costs.

(k) Administrative Agent’s receipt of a true, correct and complete copy of the New Projects Acquisition Agreement and all amendments thereto and an assignment thereof from the buyer thereunder to New Borrowers, all of which shall be in form and substance satisfactory to Administrative Agent and Initial Lender, and the New Projects Acquisition shall have been consummated in all respects in accordance with the terms and provisions of the New Projects Acquisition Agreement (and without any waiver, amendment or other modification of any term or provision thereof except as may have been approved in writing by Administrative Agent) and New Borrowers shall have become the fee owners of the New Projects free and clear of all Liens other than Permitted Encumbrances.

ARTICLE V
REPRESENTATIONS AND WARRANTIES

Borrowers represent and warrant to Administrative Agent and Lenders that:

5.01 Existence, Qualification and Power. Each Loan Party and each of its Subsidiaries (a) if an entity, is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under any Loan Documents to which it is a party, and (c) if an entity, is duly qualified and is licensed and, as applicable, in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license.

5.02 Authorization; No Contravention. The execution, delivery and performance by each Loan Party that is an entity of each Loan Document to which such Loan Party is a party have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) if an entity, contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law.

5.03 Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person (other than as expressly contemplated by the Loan Documents) is necessary or required in connection with (a) the execution, delivery or performance of obligations by any Loan Party of the Loan Documents, or the validity or enforceability thereof, (b) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents, or (c) the perfection or maintenance of the Liens created under

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026 the Collateral Documents (including the first priority nature thereof), except the filing of financing statements in appropriate form in the appropriate filing offices and the recording of the Mortgages and any related fixture filing in the appropriate form in the appropriate recording offices.

5.04 Binding Effect. This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party hereto and thereto. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party that is party hereto and thereto in accordance with its terms (subject, in each case, to bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and general principles of equity).

5.05 Litigation. There are no actions, suits, proceedings, claims or disputes pending or threatened, at law, in equity, in arbitration or before any Governmental Authority, by or against any Borrower or against any of their properties or revenues, except as set forth on Schedule 5.05 hereto.

5.06 No Default. Neither any Loan Party nor any Subsidiary thereof is in default under or with respect to, or a party to, any Contractual Obligation that could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document.

5.07 Ownership of Property; Leases.

(a) Ownership. Each Borrower has good record and marketable title in fee simple to, or valid leasehold interests in, its applicable Project, subject only to Permitted Encumbrances, as set forth on Schedule 5.07(a) and each Loan Party has good and marketable title to its other Collateral.

(b) Leases. Schedule 5.07(b) sets forth a complete and accurate list of all leases (including ground leases or other agreements permitting occupancy by a Person other than the owner of the portion of the Project in question) of space in any portion of the Projects (each a “Lease” and collectively, the “Leases”). Each Lease is a legal, valid and binding obligation of the lessee thereof, enforceable in accordance with its terms (subject, in each case, to bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and general principles of equity). Borrowers have provided to Administrative Agent a true, correct and complete copy of each Lease.

5.08 Environmental Compliance. Each Borrower is in compliance in all material respects with all Environmental Laws and there have been no claims alleging potential liability or responsibility for violation of any Environmental Law on the businesses, operations and properties of such Borrower which could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

5.09 Insurance. Each Project and the other Property of each Borrower is insured in accordance with the Insurance Requirements.

5.10 Taxes. Each Borrower has filed all Federal, state and other material tax returns and reports required to be filed as of the Restatement Closing Date (or has filed extension requests within the permitted time frames), and has paid all Federal, state and other taxes, assessments, fees and other governmental charges levied or imposed upon it, its Project or its properties, income or assets otherwise due and payable,

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026 except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP. There is no proposed tax assessment against any Borrower or any Project that would, if made, have a Material Adverse Effect. Neither any Loan Party nor any Subsidiary thereof is party to any tax sharing agreement.

5.11 ERISA Compliance.

(a) No liability under Section 4062, 4063, 4064 or 4069 of ERISA has been or is expected to be incurred by any Loan Party or any ERISA Affiliate thereof with respect to any Plan in an amount that would reasonably be expected to have a Material Adverse Effect.

(b) No Plan had an accumulated funding deficiency, whether or not waived, as of the last day of the most recent fiscal year of such Plan for which such an audit and report is available to any Borrower and no Plan which is subject to Section 412 of the Code failed to meet the requirements of Section 436 of the Code as of such last day except as set forth on Schedule 5.11 hereof. Neither any Loan Party nor any ERISA Affiliate thereof is subject to a Lien in favor of a Plan as described in Section 430(k) of the Code or Section 303(k) of ERISA, except as would not reasonably be expected to result in a Material Adverse Effect. No Loan Party or related Pension Plan has any Unfunded Pension Liability.

(c) Each Plan of any Borrower and each ERISA Affiliate thereof is in compliance in all material respects with the applicable provisions of ERISA and the Code, except where the failure to comply would not reasonably be expected to result in any Material Adverse Effect.

(d) Neither any Borrower nor any of its ERISA Affiliates has incurred or reasonably expects to incur any withdrawal liability under Section 4201 of ERISA as a result of a complete or partial withdrawal from a Multiemployer Plan in an amount that would reasonably be expected to have a Material Adverse Effect.

(e) No Borrower is an employee benefit plan as defined in Section 3(3) of Title I of ERISA, or a plan described in Section 4975(e)(1) of the Code, and transactions by or with such Borrower are not subject to any state or local statute regulating investments of, or fiduciary obligations with respect to, governmental plans within the meaning of Section 3(32) of ERISA.

5.12 Subsidiaries; Equity Interests; Loan Parties. No Borrower has any Subsidiaries (although it is acknowledged that CBL Southgate Mall, LLC has or will become the associate member of that certain non-profit corporation known as Southgate Mall Merchants Association pursuant to the Southgate Mall Merchants Association Documents). All of the issued and outstanding Equity Interests in each Borrower have been duly and validly issued and are owned by Sole Member. Sole Member has no Subsidiaries other than Borrowers and Affiliate Borrowers. All of the outstanding Equity Interests in Sole Member have been duly and validly issued and are owned by Parent. All Equity Interests in the direct or indirect owners of the Equity Interests in each Borrower have been duly and validly issued and are owned by the Persons described in the organizational chart included on Schedule 5.12A, free and clear of all Liens, and in the percentages set forth in such organizational chart. Set forth on Schedule 5.12B is a complete and accurate list of all Loan Parties, showing as of the Restatement Closing Date (as to each Loan Party) the jurisdiction of its incorporation or formation (if an entity), the address of its principal place of business and its U.S. taxpayer identification number (if any). The copy of the Organization Documents of each Loan Party and each amendment thereto provided pursuant to Sections 4.02(a)(v) and (vi) is a true and correct copy of each such document, each of which is valid and in full force and effect.

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

5.13 Margin Regulations; Investment Company Act.

(a) No Loan Party is engaged, or will engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock.

(b) Neither any Borrower, any Person Controlling such Borrower, nor any other Affiliate of any Borrower is or is required to be registered as an “investment company” under the Investment Company Act of 1940.

5.14 Disclosure. Each Borrower has disclosed to Administrative Agent and Lenders all material agreements, instruments and other documents and corporate or other restrictions to which it or any other Loan Party is subject, and all other material matters known to it. No report, financial statement, certificate or other information furnished by or on behalf of any Loan Party to Administrative Agent or any Lender in connection with the transactions contemplated by the Existing Credit Agreement or by this Agreement hereby or the negotiation of the Existing Credit Agreement or this Agreement or delivered under the Existing Credit Agreement or this Agreement or under any other Loan Document (in each case as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

5.15 Compliance with Laws; Permits. Each Loan Party and each Subsidiary thereof is in compliance in all material respects with the requirements of all Laws, orders, writs, injunctions and decrees applicable to it or to its properties. Each Borrower holds all Permits, licenses and franchises that are reasonably necessary for the operation of its businesses and the applicable Project.

5.16 Intellectual Property; Licenses, Etc. Each Borrower owns, or possesses the right to use, all of the material trademarks, service marks, trade names, copyrights, patents, patent rights, franchises, licenses and other intellectual property rights (collectively, “IP Rights”) that are reasonably necessary for the operation of the applicable Project, without conflict with the rights of any other Person, and Schedule 5.16 sets forth a complete and accurate list of all such IP Rights (except to the extent covered by reasonably adequate licensing arrangements). To the best knowledge of each Borrower, other than to the extent of IP Rights licensed to or for the benefit of such Borrower, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by such Borrower that is material to the business of such Borrower infringes upon any rights held by any other Person. No claim or litigation regarding any of the foregoing is pending or, to the best knowledge of such Borrower, threatened, which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

5.17 Solvency. Borrowers, taken as a whole, and Loan Parties, taken as a whole, have (both immediately prior to the Restatement Closing Date and immediately after giving effect to the advancing of the Loans, the execution and delivery of the Loan Documents and the granting of Liens thereunder and the consummation of all other transactions contemplated under the Loan Documents to occur on or before the Restatement Closing Date), on a consolidated basis, Solvency.

5.18 Casualty, Etc. Neither the businesses nor the properties of any Borrower are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance).

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

5.19 Labor Matters. Except as set forth on Schedule 5.19, there are no collective bargaining agreements or Multiemployer Plans covering the employees of any Borrower or any Affiliate of such Borrower as of the Restatement Closing Date and neither such Borrower nor any of its Affiliate has suffered any strikes, walkouts, work stoppages or other material labor difficulty within the last five (5) years.

5.20 Collateral Documents. The provisions of the Collateral Documents are effective to create, in favor of Administrative Agent (for the benefit of Secured Parties), valid and perfected first priority Liens on all of the Collateral. All governmental and other third party approvals necessary or desirable to perfect and protect, and establish and maintain the priority of, such Liens have been duly effected or taken.

5.21 Compliance with OFAC and the U.S. Patriot Act. Neither any Loan Party nor Sponsor and, to the knowledge of any Borrower, no director, officer, agent, employee or Affiliate of any Loan Party (a) has been or is currently subject to any Sanctions; (b) has been or is a Sanctioned Person; (c) has failed to be (or have been) in full compliance with the requirements of the U.S. Patriot Act, any Anti-Terrorism Law, Anti-Corruption Law or other applicable anti-money laundering laws and regulations, laws and regulations related to terrorism, or Sanctions; (d) has been previously indicted for, convicted of, or is currently under investigation by any Governmental Authority for a U.S. Patriot Act Offense; (e) is a Restricted Party; or (f) has engaged in dealings or transactions with any Restricted Party.

5.22 Conduct of Business. The only business conducted by each Borrower is the business of acquiring, developing, owning, holding, selling, leasing, transferring, exchanging, managing, financing, refinancing, disposing of and operating the applicable Project; entering into this Agreement and the other Loan Documents with Administrative Agent and Lenders and transacting lawful business that is incident, necessary and appropriate to accomplish the foregoing.

5.23 Operating Budget; Capital Budget.

(a) Borrowers have prepared the Initial Operating Budget for the period ending December 31, 2025 based on reasonable assumptions (including as to all legal and factual matters material to the estimates set forth therein) and consistent in all material respects with the provisions of the Material Contracts in effect as of the Restatement Closing Date.

(b) Borrowers have prepared the Initial Capital Budget for the period ending December 31, 2025 based on reasonable assumptions (including as to all legal and factual matters material to the estimates set forth therein) and consistent in all material respects with the provisions of the Material Contracts in effect as of the Restatement Closing Date.

5.24 Material Contracts. All Material Contracts that are currently in effect are listed on Schedule 5.24 attached hereto. The services to be performed and other rights granted pursuant to the Material Contracts comprise all of the material services, materials and property interests required to operate the applicable Project in accordance with the Loan Documents.

5.25 Utility Services. All utility services necessary or reasonably required for the operation of each Project for its intended purposes, including, without limitation, natural gas (except with regard to Projects identified on Schedule 5.25), electricity, water supply, sanitary sewer, internet and waste water discharge, are available at each Project, are fully connected and operational and are currently providing services to each Project.

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

5.26 Permits. All Permits required for the operation of each Project by the applicable Borrower have been issued to such Borrower and are in full force and effect, or the applicable Tenant is required to have such Permits under the relevant Lease.

5.27 Easements and Public Access. (a) All easements, cross easements, licenses, air rights and rights of way or other similar property interests, if any, necessary or reasonably required for the full utilization of each Project and the existing Improvements for their intended purposes have been obtained, are described in the First Lien Policies and are in full force and effect, (b) each Project has rights of access to public roads and (c) all roads necessary for the use of each Project for its intended purposes have been completed and dedicated to public use and accepted by all applicable Governmental Authorities.

5.28 Flood Zone. Except as disclosed on Schedule 5.28, none of the Projects is located in an area identified by the Federal Emergency Management Agency as a special flood hazard area. Flood insurance approved by Administrative Agent has been obtained by the applicable Borrower and remains in effect as of the Restatement Closing Date for each of the Projects disclosed on Schedule 5.28, provided that a portion of the Ashland Mall identified as being located at 550 Winchester Avenue, Ashland, Kentucky is leased by J.C. Penney, Inc. pursuant to a ground lease which provides that the tenant is wholly responsible to maintain insurance on its building and therefore no flood insurance is maintained by any Borrower for such portion of such Project.

5.29 Physical Condition. Each Project, including all buildings, Improvements, parking facilities, sidewalks, storm drainage systems, roofs, plumbing systems, HVAC systems, fire protection systems, electrical systems, equipment, elevators, exterior sidings and doors, landscaping, irrigation systems and all structural components, to the extent they exist on such Project (provided, that, with respect to each Project that is leased to a third party or is ground leased by a Borrower as ground lessor, each such Project, to each such relevant Borrower's knowledge), in each case, are in good condition, order and repair in all material respects except as set forth in any property condition report previously delivered to Administrative Agent and for those required repairs identified on Schedule 2.14 attached hereto which will be completed in accordance with the timeframe set forth on Schedule 6.27. Except as set forth in any property condition report previously delivered to Administrative Agent, there exists no geotechnical, structural or other material defects or damages in any of the Projects, whether latent or otherwise, and, neither any Borrower or any other Loan Party has received notice from any insurance company, bonding company or any other Person of any defects or inadequacies in any of the Projects, or any part thereof, which would adversely affect the insurability of the same or cause the imposition of extraordinary premiums or charges thereon or of any termination or threatened termination of any policy of insurance or bond.

5.30 Boundaries. All of the existing Improvements lie wholly within the boundaries and building restriction lines of each Project, no improvements on adjoining properties encroach upon any of the Projects, and no easements or other encumbrances affecting any of the Projects encroach upon any of the existing Improvements, in each case so as to affect in any materially adverse respect the value or marketability of any of the Projects except those which constitute Permitted Encumbrances, are set forth on the Surveys and are insured against by the First Lien Policies.

5.31 FIRPTA. No Loan Party is a “foreign person” within the meaning of Sections 1445 or 7701 of the Code.

5.32 Certain Fees. Except for any fee which may be due by Borrowers to the Exclusive Placement Agent, no broker’s or finder’s fee or commission will be payable with respect to the transactions contemplated by the Loan Documents.

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

5.33 Financial Information. All financial data, including, without limitation, the balance sheets, statements of cash flow, statements of income and Operating Expenses and rent rolls, that have been delivered to Administrative Agent or any Lender in respect of Borrowers, Loan Parties and/or the Projects (a) are true, complete and correct in all material respects, (b) accurately represent the financial condition of Borrowers, the other Loan Parties or the Projects, as applicable, as of the date of such reports, and (c) have been prepared in accordance with GAAP (except for the Excluded Items) throughout the periods covered, except as disclosed therein. In accordance with reporting prescribed by GAAP, neither any Borrower nor any other Loan Party has any material contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, except as reflected in said financial statements, except for the Permitted Encumbrances or as otherwise may have been disclosed to Administrative Agent in writing. Since the date of the latest such financial statements, except as may have been otherwise disclosed in writing to Administrative Agent, there has been no material adverse change in the financial condition, results of operations or business of any Borrower or other Loan Party from that set forth in said financial statements.

5.34 Payment of Tenant Improvement Costs and Leasing Commissions. To the extent cash flow is or is forecasted to be insufficient therefor, Borrowers have made arrangements for obtaining equity funds sufficient to pay all costs of tenant improvements and leasing commissions with regard to (a) existing Leases, to the extent such costs have not previously been paid, and (b) all Leases entered into subsequent to the date hereof.

5.35 Ground Leases. Schedule 5.35 sets forth a complete and accurate list of all Ground Leases. Each Ground Lease is in full force and effect in accordance with its terms. The applicable Borrower has not waived, canceled or surrendered any of its rights under any such Ground Lease. The applicable Borrower is the sole owner of, and has good and marketable title to, the relevant Leasehold Estate. Except as set forth on Schedule 5.35, the applicable Leased Premises are free and clear of all Liens, encumbrances and other matters affecting title, other than the Lien of the Mortgage thereon. There is no existing Ground Lessee Default under any Ground Lease and no event has occurred or circumstance exists which, with the passage of time or the giving of notice, or both, would constitute a Ground Lessee Default under any Ground Lease. There is no existing Ground Lessor Default under any Ground Lease and no event has occurred or circumstance exits which, with the passage of time or the giving of notice, or both, would constitute a Ground Lessor Default under any Ground Lease.

5.36 Purchase of New Projects. (a) CBL & Associates Management, Inc., as buyer under the New Projects Acquisition Agreement, has previously assigned all of its rights under such agreement to New Borrowers (except for the right to purchase the Dillard’s Men’s and Children’s Store at Southgate Mall), (b) New Borrowers are, concurrently herewith, purchasing the New Projects for the consideration set forth in, and otherwise in accordance with all of the terms and provisions of, the New Projects Acquisition Agreement and without any waiver of any such terms and provisions except as may have been approved in writing by Administrative Agent, and (c) accordingly, New Borrowers are, as of the Restatement Closing Date, the fee owners of the New Projects free and clear of any Liens other than Permitted Encumbrances.

5.37 Special Purpose Entities. Each Borrower is a special purpose entity that (a) was created in connection with the transactions contemplated by the Loan Documents, (b) did not engage in any business prior to its acquisition of the Mortgaged Property owned by it, (c) does not and will not engage in any business other than its ownership and operation of the Mortgaged Property owned by it consistent with this Agreement and the other Loan Documents and (d) does not and will not have, incur or permit to exist any Indebtedness or Liens affecting its Property except as permitted by this Agreement.

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

5.38 Status of Leases. (a) Neither any Borrower nor any other Loan Party has any knowledge of any default on the part of any Tenant or landlord under, or any other party to, any Lease, except as set forth on Schedule 5.38 hereto, and (b) each Lease is bona fide and contains therein all of the agreements, understandings, representations, warranties and other terms and provisions applicable to such Lease and is in full force and effect in accordance with its terms

5.39 Layton Hills and MNVL. Neither Layton Hills nor MNVL engages in any business or owns or leases any Property (other than de minimis Property typically owned or leased by a non-active entity).

5.40 Representations and Warranties in Schedules. Each representation and warranty contained in any Schedule to this Agreement is incorporated into this Section 5.40 by reference and made a part hereof as if set forth directly in this Section 5.40.

5.41 Reliance on Representations and Warranties. Borrowers acknowledge that they make the representations and warranties set forth in this Article V to induce Lenders and Administrative Agent to enter into this Agreement and the other Loan Documents and that Lenders and Administrative Agent have entered into this Agreement and the other Loan Documents, and Initial Lender has or is making the Loans and other financial accommodations to Borrowers as provided herein and therein, on the basis of and in reliance on, each such representation and warranty.

ARTICLE VI
AFFIRMATIVE COVENANTS

So long as any Lender shall have any Commitment hereunder, or any of the Loans or other Obligations hereunder shall remain unpaid or unsatisfied:

6.01 Financial Statements. Borrowers shall deliver to Administrative Agent and each Lender, in form and detail satisfactory to Administrative Agent and Required Lenders:

(a) as soon as available, but in any event within 120 days after the end of each fiscal year of Borrowers (commencing with the fiscal year ended December 31, 2025), a consolidated balance sheet of Borrowers as at the end of such fiscal year, and the related consolidated income statement and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year (except that no comparative form shall be required with respect to the first reporting year), all in reasonable detail and prepared in accordance with GAAP, and consolidating balance sheets and income statements (except for the Excluded Items), which financial statements and reports shall be certified to by the Chief Financial Officer or Senior Vice President of Accounting of CBL Holdings I, Inc., as the general partner of the sole member of Parent;

(b) as soon as available, but in any event within 60 days after the end of each Fiscal Quarter of each fiscal year of Borrowers (commencing with the Fiscal Quarter ended June 30, 2025), a consolidated balance sheet of Borrowers as at the end of such Fiscal Quarter, and the related consolidated income statement and cash flows for such Fiscal Quarter and for the portion of Borrowers’ fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding Fiscal Quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail, certified by a Senior Officer of Borrowers as fairly presenting the financial condition, results of operations, shareholders’ equity and cash flows of Borrowers in accordance with GAAP, and consolidating balance sheets and income statements,

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026 subject only to (excepting out the Excluded Items) normal year-end adjustments and the absence of footnotes;

(c) [intentionally omitted]; and

(d) as soon as available, but in any event before the end of each fiscal year of Borrowers, and, unless already included in the Operating Budget, projections for each Borrower, including forecasts prepared by management of Borrowers, in the form of the projections provided to Administrative Agent as of the Restatement Closing Date or otherwise in form satisfactory to Administrative Agent and Required Lenders of income statements and cash flows of each Borrower on a quarterly (Fiscal Quarter) consolidated basis for the first immediately following fiscal year and on an annual (fiscal year) basis for each fiscal year.

6.02 Certificates; Other Information. Borrowers shall deliver to Administrative Agent and each Lender, in form and detail satisfactory to Administrative Agent and Required Lenders, for Borrowers:

(a) concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and (b), a duly completed and true and accurate Compliance Certificate and Excess Cash Flow Certificate signed by a Senior Officer;

(b) promptly after any request by Administrative Agent or any Lender, copies of any detailed audit reports, management letters or recommendations submitted to the board of directors (or the audit committee of the board of directors) of Borrowers or Sole Member by independent accountants in connection with the accounts or books of Borrowers, or any audit of them;

(c) as soon as available, but in any event within 35 days after the end of each fiscal year of Borrowers, a report summarizing the insurance coverage (specifying type, amount and carrier) in effect for each Borrower and containing such additional information as Administrative Agent, or any Lender through Administrative Agent, may reasonably specify (it being agreed that a report substantially similar in form and substance to the insurance broker’s report provided to Administrative Agent in connection with the execution of this Agreement shall be deemed satisfactory);

(d) promptly after the assertion or occurrence thereof, notice of any action or proceeding against, or of any noncompliance by, any Borrower with any Environmental Law or Environmental Permit;

(e) promptly, such additional information regarding the business, financial, legal or corporate (including limited liability company) affairs of any Borrower or Sole Member, or compliance with the terms of the Loan Documents, as Administrative Agent may from time to time reasonably request;

(f) within 60 days after the end of each Fiscal Quarter, rent rolls in respect of each Project indicating (i) total occupancy of such Project by square foot, (ii) a list of any Project Tenants who are in default under any relevant Lease, (iii) a list of any Project Tenants who have surrendered any Leased Premises in such Project (including, without limitation, Tenant-owned improvements), (iv) a list of any new Tenants under non-Material Leases, (v) a list of scheduled termination or expiration dates in respect of each Lease pertaining to such Project and (vi) a list of upcoming proposed amendments to each Material Lease in respect of such Project; and

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

(g) copies of all income or franchise tax returns filed by each Borrower and Sole Member within forty-five (45) days of such returns being filed, if any.

Documents required to be delivered pursuant to Section 6.01(a) or (b) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which Borrowers post such documents or provides a link thereto on Borrowers’ website on the Internet at the website address previously given to Administrative Agent; or (ii) on which such documents are posted on Borrowers’ behalf on an Internet or intranet website, if any, to which each Lender and Administrative Agent have access (whether a commercial, third-party website or whether sponsored by Administrative Agent); provided that Borrowers shall notify Administrative Agent and each Lender (by telecopier or electronic mail) of the posting of any such documents and provide to Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Except for such Compliance Certificates, Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by Borrowers with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

6.03 Notices. Borrowers shall notify Administrative Agent and each Lender:

(a) within five (5) Business Days of the occurrence of any Default or any breach by a Loan Party or material default (which includes any default for which a notice is delivered or received) under any other Material Contract or any notice received regarding Hazardous Materials or breach of Environmental Laws;

(b) within five (5) Business Days of any (i) breach or non-performance of, or any default under, a material Contractual Obligation of any Borrower; (ii) any dispute, litigation, investigation, proceeding or suspension between any Borrower and any Governmental Authority; or (iii) the commencement of, or any material development in, any litigation or proceeding affecting any Borrower, including pursuant to any applicable Environmental Laws;

(c) to the extent not addressed by clause (b) above, within five (5) Business Days of any other event that results in or could reasonably be anticipated to result in a Material Adverse Effect;

(d) within ten (10) Business Days of the occurrence of any ERISA Event;

(e) within ten (10) Business Days of any material change in accounting policies or financial reporting practices by, or in respect of, any Borrower;

(f) within three (3) days of the (i) occurrence of any Disposition of property or assets for which a Borrower is required to make a mandatory prepayment pursuant to Section 2.03(b)(i), and (ii) receipt of any Extraordinary Receipt for which a Borrower is required to make a mandatory prepayment pursuant to Section 2.03(b)(ii); and

(g) within ten (10) days of any change in any Loan Party’s name, legal structure (if an entity), jurisdiction of organization (if an entity), tax identification number or place of business.

Each notice pursuant to Section 6.03 (other than Section 6.03(e)) shall be accompanied by a statement of a Responsible Officer of Borrowers setting forth details of the occurrence referred to therein and stating what action Borrowers have taken and propose to take with respect thereto. Each notice pursuant

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026 to Section 6.03(a) shall describe with particularity any and all provisions of this Agreement and any other Loan Document that have been breached.

6.04 Payment of Obligations. Each Borrower shall pay and discharge, as the same shall become due and payable, all its obligations and liabilities, including (a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate actions diligently conducted and adequate reserves in accordance with GAAP are being maintained by Borrowers; (b) all lawful claims which, if unpaid, would by law become a Lien upon its property unless such claims are being contested in good faith by appropriate actions with adequate reserves established in accordance with GAAP or otherwise bonded against; and (c) all Indebtedness, as and when due and payable, but subject to any subordination and loan forgiveness provisions contained in any agreement, instrument or other document evidencing such Indebtedness.

6.05 Preservation of Existence, Etc. Each Borrower shall:

(a) Preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization;

(b) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business; and

(c) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect, and take all reasonable action to obtain and/or maintain the trademark and trade name licenses described on Schedule 5.16.

6.06 Maintenance of Properties. Each Borrower shall (a) maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted and in accordance with any material requirements of the Material Contracts; (b) make all necessary repairs thereto and renewals and replacements thereof; and (c) use the standard of care typical in the industry in the operation and maintenance of its facilities. Each Borrower shall operate its Project in a manner consistent with prudent business practices of comparable facilities.

6.07 Maintenance of Insurance. Each Borrower shall maintain insurance with respect to its Project and its respective businesses as required by the Insurance Requirements. Within thirty (30) days following the due date for each applicable policy of insurance, each Borrower shall provide copies of paid receipts to Administrative Agent in connection therewith.

6.08 Compliance with Laws. Each of Borrowers and Sole Member shall comply in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its respective businesses and properties, except in such instances in which such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted and provided further, that such contest would not give rise to a Lien or other charge against its Project and such Borrower or Sole Member (as applicable) has provided for an adequate reserve therefor in accordance with GAAP. Each of Borrowers (and Sole Member if applicable) shall maintain all permits and licenses to operate its Project.

6.09 Books and Records. Each Borrower shall (a) maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP (except for the Excluded Items) consistently applied shall be made of all financial transactions and matters involving the assets and businesses of such

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

Borrower; and (b) maintain such books of record and account in material conformity with all applicable Laws.

6.10 Inspection Rights. Each Borrower shall permit representatives and independent contractors of Administrative Agent and Lenders collectively and on a coordinated basis to visit and inspect any of its property, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with the Senior Officers or any other executive officer of any Borrower or other Loan Party, at their own expense and at such reasonable times during normal business hours and as often as may be reasonably desired upon reasonable advance notice to such Borrower; provided, however, that if and when an Event of Default exists, Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of Borrowers at any time during normal business hours and without notice, provided if reasonable advance notice is not provided, such Borrower and its representatives shall not necessarily be available unless prior arrangements are made, but nonetheless, Administrative Agent and Lenders shall have the access required hereunder.

6.11 Use of Proceeds. Borrowers shall use the proceeds of the Loans as provided in Section 2.02 above.

6.12 Covenant to Give Security. At any time upon request of Administrative Agent (subject to applicable Laws), each Loan Party shall promptly execute and deliver any and all further agreement, instruments and other documents, and take all such other actions, as Administrative Agent may reasonably deem necessary or desirable in obtaining the full benefits of, or (as applicable) in perfecting and preserving the Liens of, any guaranties, deeds of trust, trust deeds, deeds to secure debt, mortgages, leasehold mortgages, leasehold deeds of trust, security agreement supplements and other security and pledge agreements without increasing the obligations of any Loan Party in any manner not provided for or anticipated in the Loan Documents to carry out the intents and purposes of the Loan Documents.

6.13 Compliance with Environmental Laws. Each Borrower shall comply, and cause all Tenants and other Persons operating or occupying any part of the applicable Project to comply, in all material respects, with all applicable Environmental Laws and Environmental Permits; obtain and renew all Environmental Permits necessary for its operations and properties; and conduct any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from any of their properties, in accordance with the requirements of all Environmental Laws; provided, however, that no Borrower shall be required to undertake any such cleanup, removal, remedial or other action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances in accordance with GAAP.

6.14 Preparation of Environmental Reports. At the request of Required Lenders from time to time, provide to Required Lenders, within 60 days after such request, at the expense of Borrowers (but if there is no reasonable basis to conclude that the relevant environmental reports delivered by the relevant Borrowers pursuant to Section 4.02(c)(i) above are no longer accurate, at the expense of Administrative Agent), a new environmental site assessment report for all or any part of the Projects, prepared by an environmental consulting firm acceptable to Administrative Agent, indicating the presence or absence of Hazardous Materials and the estimated cost of any compliance, removal or remedial action in connection with any Hazardous Materials on such properties; without limiting the generality of the foregoing, if Administrative Agent reasonably determines at any time that a material risk exists that any such report will not be provided within the time referred to above, Administrative Agent may retain an environmental consulting firm to prepare such report at the expense of Borrowers, and each Borrower hereby grants to

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

Administrative Agent, Lenders, such firm and any agents or representatives thereof an irrevocable non-exclusive license, subject to the rights of Tenants, to enter onto its respective properties to undertake such an assessment.

6.15 Further Assurances. Promptly upon request by Administrative Agent, or any Lender through Administrative Agent, each Loan Party shall (a) correct any material defect or error that may be discovered in any Loan Document or in the execution, acknowledgment, filing or recordation thereof, which defect or error Administrative Agent in its reasonable judgment deems material, and (b) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as Administrative Agent, or any Lender through Administrative Agent, may reasonably require from time to time in order to (i) carry out the purposes of the Loan Documents, (ii) to the fullest extent permitted by Laws, subject any Loan Party’s or any of its Subsidiaries’ properties, assets, rights or interests to the Liens now or hereafter intended to be covered by any of the Collateral Documents, (iii) perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and any of the Liens intended to be created thereunder and (iv) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto Secured Parties the rights granted or now or hereafter intended to be granted to Secured Parties under any Loan Document or under any other agreement, instrument or other document executed in connection with any Loan Document to which any Loan Party is or is to be a party, and cause each of its Subsidiaries which is or is to be a party to do so.

6.16 [Intentionally Omitted].

6.17 [Intentionally Omitted].

6.18 Material Contracts; Leases. Each Borrower shall perform and observe in all material respects all the terms and provisions of each Material Contract (including the Property Management Agreements set forth on Schedule 6.18) to be performed or observed by it, maintain each such Material Contract in full force and effect, and enforce each such Material Contract in accordance with its terms. No Material Contract (including any Material Lease or Existing Lease that, if so amended or modified would constitute a Material Lease if such Lease were a new Lease), may be amended, restated, amended and restated, or otherwise modified, or entered into, or terminated, unless the consent of Administrative Agent in its sole and absolute discretion thereto is given and, in connection with the assumption of an existing Material Lease, the relevant Borrower shall provide to Administrative Agent financial statements of the proposed new Tenant that would assume such Material Lease. All Leases in respect of each Project shall be subject and subordinate to the Loan Documents and the Liens granted pursuant to the Collateral Documents (pursuant to the terms of the Lease or a subordination, non-disturbance and attornment agreement entered into by the applicable Tenant, Borrowers and Administrative Agent or a collateral assignment of such agreement for the benefit of Administrative Agent). No Borrower shall collect any rent from any Tenant more than one month in advance or, without limitation of the foregoing, hold any security or other deposit under a Lease, except in accordance with Laws, the applicable Lease and customary deposits for use of such Project. No Borrower shall permit any Tenant under any Lease to, and each Borrower shall cause each Tenant under each Lease not to, have any Lien or other security interest placed on or in respect of any Project (including in respect of any Project where the relevant Borrower is a Ground Lessor to such Tenant-Ground Lessee), other than the Liens of the Loan Documents thereon or Permitted Encumbrances and any leasehold financing of such Tenant-Ground Lessee that is subordinated to the Liens of the Loan Documents.

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

6.19 Designation as Senior Debt. Each of Borrowers and Sole Member shall designate all Obligations as “Designated Senior Indebtedness” or such other applicable designation under, and defined in, any documentation in respect of any subordinated Indebtedness of such Loan Parties.

6.20 Separateness. Each of Borrowers, Sole Member and Sole Member Parent shall maintain its existence separate and distinct from any other Person. Without limiting the generality of the foregoing, except as expressly permitted pursuant to this Agreement, each of Borrowers, Sole Member and Sole Member Parent shall:

(a) pay its debts and liabilities (including overhead expenses) from its own assets (to the extent available therefor) as the same shall become due;

(b) comply with its Organization Documents;

(c) conduct its business in its own name and strictly comply with all organizational formalities to maintain its separate existence;

(d) maintain its own separate books, records, and bank accounts, except as expressly otherwise allowed or required by the Loan Documents;

(e) maintain separate financial books and records, and to the extent delivered for a single Project, financial statements; provided, however, that any Borrower’s ~~or~~, Sole Member’s or Sole Member Parent’s assets may be included in a consolidated financial statement of its Affiliates provided that appropriate notation shall be made on such consolidated financial statements to indicate the separateness of the applicable entity and such Affiliates and to indicate that such Borrower’s ~~and~~, Sole Member’s and Sole Member Parent’s assets and credit are not available to satisfy the debts and other obligations of such Affiliates or any other Person except for the Loans and other Obligations and except as expressly permitted by the Loan Documents;

(f) file its own tax returns (except to the extent consolidation is required under relevant tax law), and pay any taxes so required to be paid under applicable ~~law~~Laws and not permit any Borrower, Sole Member or Sole Member Parent to be treated as a division for tax purposes of another taxpayer;

(g) at all times hold itself out to the public and all other Persons as a legal entity separate and distinct from any other entity, correct any known misunderstanding regarding such status, pay the salaries of its own employees, if any, when due and payable; although, from a marketing standpoint, a Project may be disclosed as being associated with CBL & Associates Properties, Inc., and CBL & Associates Management, Inc. may promote its services related to a Project using service marks that it uses to promote its services at other shopping centers owned through affiliates of CBL & Associates Properties, Inc.;

(h) maintain an arm’s length relationship with its Affiliates;

(i) maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any of its Affiliates or any other Person;

(j) maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations; provided that

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026 the foregoing shall not require any direct or indirect member, partner or shareholder of a Borrower, Sole Member or Sole Member Parent to make any additional capital contributions to a Borrower, Sole Member or Sole Member Parent, respectively;

(k) be an entity disregarded as a separate entity or treated as a partnership for federal income tax purposes and not make any election under Section 301.7701-3(a) of the regulations promulgated pursuant to the Code to be treated as an association taxable as a corporation for federal income tax purposes;

(l) engage only in the business and for the purposes set forth in Section 5.22 of this Agreement (in the case of each Borrower) or Section 7.18 of this Agreement (in the case of Sole Member and Sole Member Parent);

(m) not guarantee or become obligated for the obligations of any other entity or hold out its credit as being available to satisfy the obligations of others, except for the Loans and except as expressly permitted by the Loan Documents;

(n) use separate stationary, invoices and checks, or with respect to any communication on behalf of a Borrower, Sole Member or Sole Member Parent by its property manager, CBL & Associates Management, Inc., be specifically identified therein;

(o) not acquire obligations or securities of its members or other Equity Interest holders, except as permitted by the Loan Documents;

(p) not pledge its assets for the benefit of any other Person or make any loans or advances to any other Person, except for the loan evidenced by the Sole Member Promissory Note and except as created under or permitted by the Loan Documents;

(q) with respect to each of Sole Member Parent and Sole Member (but not any Borrower), it shall at all times have a duly appointed Independent Manager pursuant to its Organization Documents, and such Organization Documents shall at all times include a requirement that the approval or consent of its Independent Manager shall be required to authorize Sole Member Parent, Sole Member or any of ~~its subsidiary~~ Borrowers (as the indirectly owned Subsidiaries of Sole Member Parent and the directly owned Subsidiaries of Sole Member) to: (i) file or consent to the filing of any bankruptcy, insolvency or reorganization petition or proceeding with respect to it, or otherwise institute any proceeding or seek any relief under the Bankruptcy Code or any other Debtor Relief Law with respect to it; (ii) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for itself or a substantial portion of its Property; (iii) make any assignment for the benefit of creditors with respect to itself or a substantial portion of its Property; (iv) admit in writing its inability to pay its debts generally as they become due, provided, that the delivery of the budgets provided for in Section 6.22 shall not in itself constitute an admission of inability to pay its debts; (v) be dissolved or liquidated; (vi) sell all or substantially all of its Property or any Project; or (vii) take any limited liability company, trust or other entity action in furtherance of any such action described in clauses (i) through (vi) above; and

(r) with respect to each Borrower, it shall at all times include a requirement in its applicable Organization Documents that the approval or consent of its Sole Member (including the approval of the Independent Manager of its Sole Member) shall be required to authorize such Borrower to: (i) file or consent to the filing of any bankruptcy, insolvency or reorganization petition

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026 or proceeding with respect to it, or otherwise institute any proceeding or seek any relief under the Bankruptcy Code or any other Debtor Relief Law with respect to it; (ii) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for itself or a substantial portion of its Property; (iii) make any assignment for the benefit of creditors with respect to itself or a substantial portion of its Property; (iv) admit in writing its inability to pay its debts generally as they become due, provided, that the delivery of the budgets provided for in Section 6.22 shall not in itself constitute an admission of inability to pay its debts; (v) be dissolved or liquidated; (vi) sell all or substantially all of its Property or any Project; or (vii) take any limited liability company, trust or other entity action in furtherance of any such action described in clauses (i) through (vi) above.

6.21 Deposit Accounts. Borrowers shall maintain all Blocked Accounts with the Depository Bank, and Borrowers shall maintain all Accounts (other than the Blocked Accounts) with an Acceptable Financial Institution or the Depository Bank, subject, in each case, to each such Account being subject to an Account Control Agreement. Each of the Depository Bank and each Acceptable Financial Institution must have acknowledged and agreed to the assignment of each such Account to the Administrative Agent, and the grant of control over such Accounts to the Administrative Agent, for the benefit of the Secured Parties, pursuant to the terms of an Account Control Agreement entered into by the parties thereto.

6.22 Budgets. On or before the beginning of each calendar year, beginning with calendar year 2026, each Borrower shall deliver to Administrative Agent (i) a budget for the operations of such Borrower for the ensuing calendar year as approved by Administrative Agent in its reasonable but good faith discretion (an “Operating Budget”), and (ii) a budget for the capital expenditures of such Borrower for the ensuing calendar year as approved by Administrative Agent in its sole and absolute but good faith discretion (the “Capital Budget”). Each Operating Budget shall detail and include, by month-by-month projections, scheduled debt service, proposed Operating Revenue, and proposed Operating Expenses, for such Borrower in respect of its Project for the ensuing calendar year. Each Capital Budget shall detail and include all proposed Capital Expenditures of such Borrower in respect of its Project for the ensuing calendar year. Any revisions to the Operating Budget or the Capital Budget of any Borrower shall be promptly reported to Administrative Agent. Delivery of an Operating Budget that shows a negative cash flow for a Project shall not be considered an admission of inability to pay debts.

6.23 Real Estate Tax Account. (a) On or before the Restatement Closing Date, Borrowers shall have deposited into the Real Estate Tax Account $1,345,516.45 (i.e., the amount set forth in the definition of such term), and the amount at all times maintained in the Real Estate Tax Account shall not be less than $500,000.00 (the “Minimum Real Estate Tax Account Funding”), and (b) on each Interest Payment Date thereafter, Borrowers shall cause to be deposited into the Real Estate Tax Account an amount equal to one-twelfth (1/12) of the Property Taxes for each Open-Air Project and each New Project that Administrative Agent reasonably estimates will be payable during the next ensuing twelve (12) months in order to accumulate sufficient funds to pay all such Property Taxes at least thirty (30) days prior to their respective due dates. Amounts deposited pursuant to this Section 6.23 are referred to herein as the “Tax Funds”. If, at any time, Administrative Agent reasonably determines that the Tax Funds will not be sufficient to pay the Property Taxes for any Open-Air Project or any New Project at least thirty (30) days prior to the respective due dates, Administrative Agent shall notify the applicable Borrower of such determination and the monthly deposits for Property Taxes shall be increased by the amount that Administrative Agent estimates is sufficient to make up the deficiency at least thirty (30) days prior to the respective due dates for such Property Taxes; provided that if any such Borrower receives notice of any such deficiency after the date that is thirty (30) days prior to the date that Property Taxes are due or thirty (30) days prior to the

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026 expiration of the insurance policies, such Borrower will cause such deposit to be made within five (5) Business Days after its receipt of such notice.

6.24 Restoration Following Casualty. If any act or occurrence of any kind or nature (including any casualty for which insurance was not obtained or obtainable) shall result in damage to or destruction of a Project (such event being called a “Casualty Loss”) and the cost to repair such Casualty Loss is reasonably expected to exceed $500,000, Borrowers will give prompt written notice thereof to Administrative Agent. All Extraordinary Receipts paid or payable in connection with such Casualty Loss for any single Open-Air Project or any single New Project in excess of $1,500,000, or any single Outparcel Project in excess of $750,000, shall be paid to Administrative Agent; provided that Extraordinary Receipts of less than $1,500,000 for any single Open-Air Project or any single New Project, or less than $750,000 for any single Outparcel Project, during any 12 month period received on behalf of any individual Borrower in connection with a Casualty Loss may be retained by (or paid by the Insurer to) the applicable Borrower and held in an Account of such Borrower subject to an Account Control Agreement. Such Extraordinary Receipts retained by (or paid to) such Borrower shall be used by such Borrower to repair or restore the applicable Project, with all remaining proceeds being (a) used to make a mandatory prepayment of the Loans in accordance with Section 2.03(b)(ii) hereof or (b) with the prior written consent of Administrative Agent, retained by such Borrower. Administrative Agent shall have the right to either (i) place all Extraordinary Receipts received in connection with such Casualty Loss for any single Open-Air Project or single New Project in excess of $1,500,000, or any single Outparcel Project in excess of $750,000, during any 12 month period received in connection with a Casualty Loss in the Loss Proceeds Account for the benefit of Administrative Agent and applicable Borrower to be used to restore, repair or replace and rebuild the applicable Project as nearly as possible to its value, condition and character immediately prior to such Casualty Loss or (ii) in the case of a Casualty Loss resulting in the complete destruction of the Improvements on a Project, apply all proceeds in connection with such Casualty Loss to the payment of the Obligations in such order as Administrative Agent may elect. The applicable Borrower shall use the amounts in the Loss Proceeds Account in respect of such Casualty Loss to restore, repair, replace and rebuild the applicable Project as nearly as possible to its value, condition and character immediately prior to such Casualty Loss within three hundred sixty (360) days after receipt of applicable Permits for such restoration (with such work to commence within ninety (90) days after receipt of applicable Permits) (as such period may be extended by Administrative Agent in its sole and absolute discretion) from the date of such Casualty Loss, and any withdrawals from such Loss Proceeds Account shall be subject to the satisfaction of all conditions imposed by Administrative Agent using Administrative Agent’s standard construction loan advance procedures, including, without limitation, the requirement that any shortfall shall first be funded by the applicable Borrower. Subject to the availability of sufficient funds as above provided, each applicable Borrower hereby covenants to diligently prosecute all such restoration, repairs or replacement of the applicable Project, and agrees that all such work shall be conducted pursuant to written contracts (which contracts, if the work in question will cost in excess of $1,000,000, must be approved by Administrative Agent in writing) and free and clear of all mechanic’s or materialmen’s or other Liens or Lien claims arising from such work (unless the same are satisfied or bonded in a manner satisfactory to Administrative Agent). Any amount remaining in the Loss Proceeds Account in respect of the subject Casualty Loss that is not so used to restore, repair, replace or rebuild the applicable Project within such three hundred sixty (360) day time period (as such period may be extended by Administrative Agent in its sole and absolute discretion) shall be (A) used to make a mandatory prepayment of the Loans in accordance with Section 2.03(b)(ii) of this Agreement or (B) with the prior written consent of Administrative Agent, retained by such Borrower. Notwithstanding anything to the contrary in this Section 6.24 or in any other Loan Document, upon the occurrence and during the continuance of an Event of Default, all Extraordinary Receipts will be paid to Administrative Agent (to the extent not on deposit in the Loss Proceeds Accounts), and all Extraordinary

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

Receipts (including all amounts on deposit in the Loss Proceeds Accounts) may be withheld or applied by Administrative Agent in any manner Administrative Agent so elects.

6.25 Condemnation. Promptly upon any Loan Party obtaining knowledge of the institution or the threatened institution of any proceeding for the condemnation of a Project or any part thereof, Borrowers shall notify Administrative Agent of such fact. The applicable Borrower shall then file or defend its rights thereunder and prosecute the same with due diligence to its final disposition and shall cause any awards or settlements to be paid over to Administrative Agent for disposition pursuant to the terms of this Section 6.25. The applicable Borrower may be the nominal party in such proceeding, but Administrative Agent shall be entitled to participate in and be represented therein by counsel of its choice, at such Borrower’s cost, and such Borrower will deliver, or cause to be delivered, to Administrative Agent such instruments as may be requested by it from time to time to permit such participation. If a Project or any part thereof is taken or diminished in value, or if a consent settlement is entered, by or under threat of such proceeding, the award or settlement payable to the applicable Borrower by virtue of its interest in such Project shall be and hereby is assigned, transferred and set over unto Administrative Agent to be held by it, in trust, subject to the lien and security interest of the applicable Mortgage. If a Project, or any part thereof, shall be condemned or otherwise taken for public or quasi-public use under the power of eminent domain, or be transferred in lieu thereof (each, a “Condemnation Event”), all damages or other amounts awarded for the taking of, or injury to, such Project shall be paid to Administrative Agent for deposit into the Loss Proceeds Account, provided that Extraordinary Receipts of less than $750,000 in the aggregate during any 12 month period received in connection with a Condemnation Event shall be paid to and held in an Account of such Borrower subject to an Account Control Agreement. Such proceeds paid to any Borrower shall be used by such Borrower to repair or restore the applicable Project, with all remaining proceeds being (a) used to make a mandatory prepayment of the Loans in accordance with Section 2.03(b)(ii) hereof (after payment of the costs and expenses of Administrative Agent, including attorneys’ fees incurred in connection with collection of such amounts) or (b) with the prior written consent of Administrative Agent, retained by such Borrower. Administrative Agent shall have the right to either (i) place all Extraordinary Receipts received in connection with such Condemnation Event in excess of $750,000 in the aggregate during any 12 month period received in connection with a Condemnation Event in the Loss Proceeds Account for the benefit of Administrative Agent and such Borrower to be used to restore, repair or replace and rebuild the applicable Project as nearly as possible to its value, condition and character immediately prior to such Condemnation Event or (ii) in the case of a Condemnation Event of the entirety of a Project, apply all proceeds in connection with such Condemnation Event to the payment of the Obligations in such order as Administrative Agent may elect (after payment of the costs and expenses of Administrative Agent, including attorneys’ fees incurred in connection with collection of such amounts). The applicable Borrower shall use the Extraordinary Receipts in the Loss Proceeds Accounts in respect of the subject Condemnation Event to restore, repair, replace and rebuild the applicable Project as nearly as possible to its value, condition and character immediately prior to such taking within three hundred sixty (360) days after receipt of applicable Permits for such restoration (with such work to commence within ninety (90) days after receipt of applicable Permits) (as such period may be extended by Administrative Agent in its sole and absolute discretion), and any withdrawals from the Loss Proceeds Account shall be subject to the satisfaction of all conditions imposed by Administrative Agent using Administrative Agent’s standard construction loan advance procedures. Subject to the availability of sufficient funds as above provided, the applicable Borrower hereby covenants to diligently prosecute all such restoration, repairs or replacement of the applicable Project, and agrees that all such work shall be conducted pursuant to written contracts (which contracts, if the work in question will cost in excess of $1,000,000.00, must be approved by Administrative Agent in writing) and free and clear of all mechanic’s or materialmen’s or other Liens or Lien claims arising from such work (unless the same are satisfied or bonded in a manner satisfactory to Administrative Agent). Any amount remaining in the Loss Proceeds Account in respect of the subject condemnation event that is

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026 not so used to restore, repair, replace or rebuild the applicable Project within such three hundred sixty (360) day time period (as such period may be extended by Administrative Agent in its sole and absolute discretion) shall be (A) used to make a mandatory prepayment of the s in accordance with Section 2.03(b)(ii) hereof (after payment of the costs and expenses of Administrative Agent, including attorneys’ fees incurred in connection with collection of such amounts) or (B) with the prior written consent of Administrative Agent, retained by the applicable Borrower. Notwithstanding anything to the contrary in this Section 6.25 or in any other Loan Document, upon the occurrence and during the continuance of an Event of Default, all Extraordinary Receipts will be paid to Administrative Agent (to the extent not on deposit in the Loss Proceeds Accounts), and all Extraordinary Receipts (including all amounts on deposit in the Loss Proceeds Account) may be withheld or applied by Administrative Agent in any manner Administrative Agent so elects.

6.26 Ground Leases.

(a) Each Borrower who is a Ground Lessee will deliver to Administrative Agent, within five days after such Borrower’s receipt, a true and correct copy of each notice, demand, complaint or request from the applicable Ground Lessor under, or with respect to, the applicable Ground Lease.

(b) Any Borrower who is a Ground Lessee will pay the Ground Rent and all other sums of money due and payable at any time under the Ground Lease as and when such sums become due and payable, but in any event before the expiration of any grace period provided in the Ground Lease for the payment of any such sum. Such Borrower will deliver evidence of any such payments to Administrative Agent within five days after receipt of a written request for evidence of such payments. Each Borrower who is a Ground Lessee will at all times perform, observe and comply in all material respects with all other terms, covenants and conditions of the applicable Ground Lease to be performed, observed or complied with by such Borrower as Ground Lessee under such Ground Lease.

(c) At any time after Administrative Agent receives notice of a Ground Lessee Default, Administrative Agent may (but will not be obligated to), make any payment, perform any obligation, and take any other action the applicable Borrower would have the obligation to pay, perform, or take under the relevant Ground Lease that Administrative Agent deems necessary or desirable to cure or otherwise in respect of such Ground Lessee Default.

(d) For purposes of exercising its rights under this Section, Administrative Agent will not be liable to the applicable Borrower or any other Person for any action taken or omitted to be taken by Administrative Agent based on any written notice from Ground Lessor stating that a Ground Lessee Default has occurred and is continuing even though such Borrower may question or deny the existence or nature of such Ground Lessee Default.

(e) All expenditures made on behalf of Lenders pursuant to this Section 6.26 to cure, or otherwise in respect of, a Ground Lessee Default will become an additional part of the Obligations.

(f) Any Borrower who is a Ground Lessee will not, without the written consent of Administrative Agent (which consent may be given or withheld by Administrative Agent in its absolute and sole discretion), take any of the following actions in respect of each Ground Lease to which it is a party: (i) surrender the Leasehold Estate to Ground Lessor or terminate or cancel or otherwise waive any Ground Lessor Default in respect of such Ground Lease; (ii) amend, modify or change such Ground Lease, either orally or in writing, or waive any of any Borrower’s rights

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026 under such Ground Lease; (iii) subordinate such Ground Lease or the Leasehold Estate to any mortgage, deed of trust or other Lien on or in respect of Ground Lessor’s Fee Estate; and (iv) reject or assume such Ground Lease or assign, transfer or otherwise dispose of the Leasehold Estate, including without limitation pursuant to Section 365(h) of the Bankruptcy Code, except any such Disposition as is permitted under the express terms of this Agreement.

6.27 Post-Closing Covenants. Each applicable Borrower shall deliver to Administrative Agent the items set forth on Schedule 6.27 attached hereto, within the time periods set forth therein (or such longer time as Administrative Agent may allow in its reasonable discretion).

6.28 [Reserved].

6.29 Reaffirmation of Existing Collateral and Collateral Documents. Each Loan Party (a) agrees that the execution, delivery and performance of this Agreement by each Loan Party shall not limit, restrict or otherwise adversely affect in any way any of the Collateral Documents executed by such Loan Party or any Guaranty or Lien (as applicable) provided or granted pursuant thereto, (b) agrees that, both before and after giving effect to this Agreement, each of the Collateral Documents executed by such Loan Party, and each Guaranty and/or Lien (as applicable) provided or granted pursuant to such Collateral Document or such Guaranty, has been and continues to be provided or granted to and in favor of Administrative Agent for the benefit of Secured Parties and is and continues to be in full force and effect and guarantees and/or secures (as applicable) the payment and performance of all of the Obligations and (c) reaffirms, acknowledges, ratifies and confirms all of its indebtedness, liabilities and obligations under each of such Collateral Documents or Guaranty executed by such Loan Party.

ARTICLE VII
NEGATIVE COVENANTS

So long as any of the Loans or other Obligations hereunder shall remain unpaid or unsatisfied, no Borrower shall (and with respect to Section 7.07 and Section 7.18 below, neither Parent nor Sole Member shall):

7.01 Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than Liens granted to Administrative Agent for the benefit of Secured Parties pursuant to any Collateral Document and Permitted Encumbrances; provided, however, nothing herein shall be deemed to prohibit such Borrower’s right to contest any tax imposition or a materialmen’s or mechanics Lien if (but only if) (a) no Default shall have occurred and be continuing, (b) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other agreement, instrument or document to which such Borrower or the applicable Project is subject and shall not constitute a default thereunder and such proceeding shall be conducted in accordance with all applicable Laws, (c) neither the Project nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, canceled or lost, (d) such Borrower shall promptly, upon final determination thereof, pay the amount of any such tax or materials or mechanics lien, together with all costs, interest and penalties which may be payable in connection therewith, (e) unless already paid, such proceeding shall suspend the collection of such tax and/or materials or mechanics Lien (as applicable); and (f) such Borrower shall deposit with Administrative Agent, for the benefit of Lenders, cash or other security as may be required in the proceedings, or as may otherwise be requested by Administrative Agent, to ensure the payment of any such tax and/or materials or mechanics Lien, together with all interest and penalties thereon. Administrative Agent and/or Lenders may pay over any such cash or other security held by it or them to the claimant entitled thereto at any time when, in its or their judgment, the entitlement of such claimant is established.

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

7.02 Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except:

(a) the Loans;

(b) Indebtedness for real estate and other taxes owed to any Governmental Authority; and

(c) unsecured trade payables incurred in the ordinary course of business relating to the ownership and operation of the Projects, which in the case of such unsecured trade payables (i) are not evidenced by a note, (ii) do not exceed, at any time, a maximum amount of three percent (3%) of the specified value for each Borrower as set forth on Schedule 7.02(c) hereof, and (iii) are paid within ninety (90) days of the date incurred.

7.03 Investments. Make or hold any Investments, other than the Investments evidenced by the Sole Member Promissory Note pledged to Administrative Agent under the Security Agreement executed by Borrowers.

7.04 Fundamental Changes. Merge, dissolve, liquidate, or consolidate with or into another Person or change its name or principal place of business or make or enter into a division or plan of division under applicable Laws.

7.05 Dispositions. Make any Disposition or consummate any New Project Refinancing, or enter into any agreement to make any Disposition, other than (a) an Immaterial Transfer; (b) an Existing Lease; (c) a non-Material Lease; (d) with the prior written consent of Administrative Agent in its reasonable discretion, a Material Lease; (e) Dispositions of inventory and consumables in the ordinary course of business, and (f) the Disposition or New Project Refinancing of Proposed Released Collateral in accordance with Section 2.17.

7.06 Formation of Subsidiaries and Employees. Create or own any Subsidiary, or have any employees; provided, however, that CBL Southgate Mall, LLC shall be permitted to become an associate member of that certain non-profit corporation known as Southgate Mall Merchants Association in accordance with the Southgate Mall Merchants Association Documents as in effect on the Restatement Closing Date (which Southgate Mall Merchants Association Documents shall not be amended without the prior written consent of Administrative Agent) so long as its responsibilities thereunder remain unchanged from those set forth in the Southgate Mall Merchants Association Documents as in effect on the Restatement Closing Date and it shall not assume or incur any obligations or liabilities as a result thereof in an aggregate amount or value exceeding $50,000 during any twelve-month period.

7.07 Transactions with Affiliates. Enter into any transaction of any kind with any Affiliate of any Borrower, including without limitation the payment of (or agreement to pay) management fees or expenses whether or not in the ordinary course of business, other than (a) for fair market value and on fair and reasonable terms substantially as favorable to the applicable Borrower as would be obtainable by the applicable Borrower at the time in a comparable arm’s length transaction with a Person other than an Affiliate of the applicable Borrower (and Administrative Agent and Lenders acknowledge that the Property Management Agreements entered into with CBL & Associates Management, Inc. (copies of which have been delivered to Administrative Agent) meet the required standard for such fair and reasonable terms), (B) Investments permitted pursuant to Section 7.03 hereof and (c) Restricted Payments permitted pursuant to Section 7.17 hereof. In addition to and without limiting the generality of the foregoing, neither Borrower nor Sole Member will engage in any transaction with Layton Hills or MNVL.

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

7.08 Use of Proceeds.

(a) Use any of the proceeds of any Loan, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose or for any other purpose that would result in a violation of Regulation T, U or X of the FRB.

(b) Directly or indirectly, use any proceeds of any Loan, or lend, contribute, or otherwise make available such proceeds to any other Person, (i) to fund any activities of or business of or with any Person, or in any country or territory, that, at the time of such funding, is, or whose government is, the subject of Sanctions, (ii) in any other manner that would result in a violation of Sanctions by any Person (including any Person participating in any Loan, whether as underwriter, advisor, investor, or otherwise), (iii) for the purpose of violating any applicable Laws, rule or regulation regarding Sanctions or money laundering, or any Anti-Terrorism Law or Anti-Corruption Law, (iv) for the benefit of, or that is, a Restricted Party or (v) for the benefit of, or that has engaged in dealings or transactions with, any Restricted Party.

7.09 [Reserved].

7.10 Amendments of Organization Documents. Amend any of its Organization Documents or change its name, jurisdiction of organization, tax identification number or place of business.

7.11 Accounting Changes. Make any change in (a) accounting policies or reporting practices, except as required by GAAP, or (b) its fiscal year.

7.12 ERISA.

(a) Be a party or otherwise subject to, or cause or permit any other Loan Party to be a party or otherwise subject to, an employee benefit plan as defined in Section 3(3) of Title I of ERISA, or a plan described in Section 4975(e)(1) of the Code, nor shall any of the assets of any Borrower or any other Loan Party constitute “plan assets” within the meaning of 29 CFR §2510.3-101, as modified by Section 3(42) of ERISA.

(b) Assuming no source of funds used to make any Loan constitute “plan assets” within the meaning of 29 CFR §2510.3-101, as modified by Section 3(42) of ERISA, cause any proceeds of any Loan to constitute or to give rise to a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code.

7.13 Assignment. Assign, or cause or permit any other Loan Party to assign, its obligations under any of the Loan Documents to any other Person.

7.14 Deposit Accounts and Securities Accounts. Maintain, establish or use any deposit account or securities account (including any Account) other than the deposit accounts (including the Blocked Accounts) which are identified on Schedule 7.14 or otherwise approved by Administrative Agent in writing and which are included as part of the Collateral and subject to an Account Control Agreement, or hold any cash (or cause or permit any revenue or other proceeds from any Project to be held) other than in an Account of a Borrower that is subject to an Account Control Agreement.

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

7.15 Hazardous Materials. Handle, transport, or release Hazardous Materials into the environment other than in accordance with the Loan Documents and applicable Environmental Laws and Environmental Permits.

7.16 Sale-Leaseback. Enter into any agreement which creates an obligation of it or any of its Affiliates to purchase or acquire property or any lease of or other interest in property arising out of or in connection with the sale of the same property by any Borrower or any of its Affiliates.

7.17 Restricted Payments. Make any Restricted Payment, other than (a) the disbursement of the proceeds of the Sole Member Promissory Note relating to the proceeds of the Existing Loan from Sole Member to Parent as required in Section 2.02 herein, (b) Restricted Payments made by Borrowers to Sole Member, ~~and~~ (c) Restricted Payments made by Sole Member and Sole Member Parent, from time to time and in accordance with applicable law, as permitted by and in compliance with Section 7.17 of the Affiliate Credit Agreement, and (d) so long as no Default then exists or would result therefrom, Borrowers and/or Sole Member may make Restricted Payments during a Fiscal Quarter in the form of one or more dividends or distributions to Parent that, in the aggregate amount for all Borrowers and Sole Member, does not exceed the Excess Cash Flow for the Fiscal Quarter then most recently ended, which dividends and distributions to Parent may be used only for one or more of the following purposes of Parent and shall not exceed in the aggregate the amount specified below:

(i) for the purpose of allowing CBL & Associates Properties, Inc. and its direct and indirect Subsidiaries to comply with the minimum requirements for REITs under the Code as it relates to the direct or indirect ownership of the Collateral; and

(ii) for any other purpose, provided that (A) in the case of such dividends or distributions attributable to Excess Cash Flow from the Existing Projects, no dividends or distributions may be made based thereon unless (1) the DSCR for Existing Projects as of the end of the most recent Fiscal Quarter is greater than or equal to 1.20 to 1.00, (2) the Existing Loan to Value Ratio is seventy percent (70%) or less as of the end of the most recent Fiscal Quarter, and (3) Borrowers’ Representative shall have, at least ten Business Days prior to the proposed date of the making of such dividends or distributions, delivered to Administrative Agent a certification that the matters referred to in clauses (1) and (2) preceding have been satisfied as of the last day of the most recent Fiscal Quarter for which financial statements required to be delivered pursuant to Section 6.01 have been delivered to Administrative Agent, and provided, further, that Lenders (in their sole discretion) will have the right, with respect to each such dividend or distribution proposed to be made pursuant to this clause (ii)(A), to cause fifty percent (50%) of the aggregate amount thereof to be applied as a prepayment of the principal amount of the Existing Loans (without the payment of any Yield Maintenance Amount) and (B) in the case of such dividends and distributions attributable to Excess Cash Flow from the New Projects and if (but only if) at such time the Debt Yield on New Projects as determined by Administrative Agent is less than 18% per annum, Lenders (in their sole discretion) will have the right, with respect to each such dividend or distribution proposed to be made pursuant to this clause (ii)(B), to cause fifty percent (50%) of the aggregate amount thereof to be applied as a prepayment of the principal amount of the New Loans (without the payment of any Yield Maintenance Amount). Any portion of the remaining fifty percent (50%) of the Excess Cash Flow that is not applied to any such principal pay down of any of the Loans may be distributed by Borrowers and/or Sole Member to Parent.

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

7.18 Sole Member; Sole Member Parent; Parent. Each of Sole Member and Sole Member Parent agrees that it shall not conduct any operating business, or own any assets other than 100% of the Equity Interests in Borrowers (in the case of Sole Member) or 100% of the Equity Interests in Sole Member (in the case of Sole Member Parent), and Sole Member and Sole Member Parent shall cause all such Equity Interests owned by it to be at all times free and clear of all Liens (other than Liens created by the Loan Documents or the “Loan Documents” as such term is defined in the Affiliate Credit Agreement). Parent shall cause 100% of the Equity Interests in Sole Member Parent to be at all times free and clear of all Liens (other than Liens created by the Loan Documents or the “Loan Documents” as such term is defined in the Affiliate Credit Agreement).

7.19 Partition. Bring an action for partition with respect to a Borrower’s ownership interest in its Project or compel any sale thereof, notwithstanding anything to the contrary contained herein.

7.20 Leases. Without Administrative Agent’s prior written consent (such consent not to be unreasonably withheld), enter into any lease for space in any Project if such lease is a Material Lease. All Leases for space at each Project (including Material Leases) shall be (a) on the applicable Borrower’s standard form of lease, a copy of which is attached hereto as Exhibit I, with such non-material changes as shall be commercially reasonable effected as a result of negotiations with the applicable Tenant and (b) subject and subordinate to the Loan Documents and the Liens granted pursuant to the Collateral Documents (either pursuant to the terms of the Lease or a subordination, non-disturbance and attornment agreement entered into by the Tenant, the applicable Borrower and Administrative Agent, in each case in form and substance satisfactory to Administrative Agent). No Borrower will amend any Material Lease without the prior written consent of Administrative Agent, not to be unreasonably withheld, conditioned or delayed. No Borrower will amend any Lease in effect as of the Restatement Closing Date to extend the term to more than five (5) years from the date of such amendment or grant to the Tenant thereunder a renewal option or to expand the premises leased to such Tenant or any Affiliate of such Tenant (i) with respect to Existing Projects, to more than 7,500 square feet and (ii) with respect to New Projects, to more than 10,000 square feet, without the prior written consent of Administrative Agent, not to be unreasonably withheld, conditioned or delayed. No Borrower shall collect any Rent more than one (1) month in advance or, without limitation of the foregoing, amend or modify any Lease in any material respect or hold any security or other deposit under a Lease, except in accordance with applicable Law and the applicable Lease. With respect to any written request (including an e-mail request) by any Borrower to Administrative Agent for consent to a Material Lease (or any amendment or modification thereto), Administrative Agent shall either approve or deny such request within ten (10) Business Days following receipt of such request, and if Administrative Agent fails to respond to Borrower within such ten (10) day period, the request shall be deemed to have been denied.

7.21 Intercompany Note. Without the prior written consent of Administrative Agent, make any demand for payment on the Sole Member Promissory Note relating to the proceeds of the Existing Loan while any of the Obligations are outstanding.

ARTICLE VIII
EVENTS OF DEFAULT AND REMEDIES

8.01 Events of Default. Any of the following shall constitute an “Event of Default”:

(a) Non-Payment. Borrowers fail, or any other Loan Party fails, to (i) pay when and as required to be paid herein, any amount of principal of any Loan, (ii) pay, within five (5) days after the same becomes due, any interest on any Loan, or (iii) pay, within five (5) days after the same becomes due, any other Obligations (other than the Obligations referred to in clauses (i) or (ii)

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026 preceding) or other amount payable hereunder or under any other Loan Document (including without limitation the payment or deposit requirements in Sections 6.23, 6.24 and 6.25 hereof); or

(b) Specific Covenants. (i) Any Borrower fails to perform or observe any term, covenant or agreement contained in any of Section 6.02(c) (Certificates; Other Information), 6.03 (Notices), 6.05 (Preservation of Existence, Etc.), 6.07 (Maintenance of Insurance), 6.11 (Use of Proceeds), 6.12 (Covenant to Give Security), 6.15 (Further Assurances), 6.19 (Designation as Senior Debt), 6.20 (Separateness), 6.21 (Deposit Accounts), 6.27 (Post-Closing Covenants) or Article VII (Negative Covenants), (ii) any of the Loan Parties fails to perform or observe any term, covenant or agreement contained in Section 2.7 (Postponement of Subrogation), Section 4.2 (As to Investment Property; Deposit Accounts, etc.), Section 4.3 (Change of Name, Etc.) or Section 4.5(e) (As to Grantor’s Use of Collateral) of the Security Agreement executed by Borrowers, (iii) Sole Member or Sole Member Parent fails to perform or observe any term, covenant or agreement contained in Section 3.1 (Perfection of Administrative Agent’s Liens), 4.1 (Pledged Equity Interests), 4.3 (Security Certificates), 4.4 (Proceedings for Liquidation), 4.7 (No Disposition of Collateral), 4.8 (Change of Name and Organizational Information), 4.9 (Liens Exclusive to Administrative Agent) or 4.10 (Deposit Accounts) of the Security Agreement executed by Sole Member, (iv) Parent fails to perform or observe any term, covenant or agreement contained in Section 3.1 (Perfection of Administrative Agent’s Liens), 4.1 (Pledged Equity Interests), 4.2 Books and Records; Lien on Registered Interests), 4.3 (Security Certificates), 4.4 (Proceedings for Liquidation), 4.7 (No Disposition of Collateral), 4.8 (Change of Name and Organizational Information) or 4.9 (Liens Exclusive to Administrative Agent) or of the ~~Security~~Pledge Agreement executed by Sole Member, Sole Member Parent or Parent, or (v) any Borrower who is a Ground Lessee fails to perform or observe any term, covenant or agreement contained in Section 6.26 (Ground Leases); or

(c) Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in Section 8.01(a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for 30 days after the earlier of (i) any Borrower’s knowledge, or such Loan Party’s knowledge, of such failure or (ii) receipt of written notice thereof from Administrative Agent or any Lender, but if any such Default cannot be cured within such 30 day period but is capable of being cured, but ~~Borrowers has~~Borrowers have commenced to cure such default within such 30 day period and is diligently pursuing completion of such cure, ~~Borrower~~Borrowers shall have an additional 30 days to cure any such Default before such Default shall become an Event of Default hereunder if not so cured; or

(d) Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of any Borrower or any other Loan Party herein, in any other Loan Document, or in any agreement, instrument or other document delivered in connection herewith or therewith shall be incorrect or misleading in any material respect (or in “all respects” if qualified by materiality, Material Adverse Effect or other similar qualifier) when made or deemed made; or

(e) Cross-Default. Any Borrower (i) fails to make any payment when due after giving effect to all applicable notice and cure periods (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness (other than the Obligations hereunder) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount, or (ii) fails to observe or perform any agreement, instrument or other document or condition relating to any such Indebtedness in excess

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026 of the Threshold Amount or contained in any agreement, instrument or other document evidencing, securing or relating thereto, or any other event occurs or circumstances exist, the effect of which default or other event or circumstance is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity; or

(f) Insolvency Proceedings, Etc. Any Loan Party (or any director, general partner, manager, managing member or other similar Person or group having similar authority, as applicable) institutes or consents to the institution of any proceeding in respect of such Person under any Debtor Relief Law, or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its or his property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for 60 calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its or his property is instituted without the consent of such Person and continues undismissed or unstayed for 90 calendar days, or an order for relief is entered in any such proceeding; or

(g) Inability to Pay Debts; Attachment. (i) Any Loan Party becomes unable or admits in writing its or his inability, or fails generally, to pay its or his debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within 60 days after its issue or levy; or

(h) Judgments. There is entered against any Loan Party (i) one or more final judgments or orders for the payment of money in an aggregate unsatisfied amount (as to all such judgments and orders) exceeding the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer has been notified of the potential claim and does not dispute coverage) which remain unpaid for a period of sixty (60) days, or (ii) any one or more non-monetary final judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and, in all such cases, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of 10 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or

(i) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of any Borrower under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of the Threshold Amount, or (ii) any Borrower or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of the Threshold Amount; or

(j) Invalidity of Loan Documents. Any provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all the Obligations, ceases to be in full force and effect; or any Loan Party contests (or threatens to contest) in any manner the validity or enforceability of any

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026 provision of any Loan Document; or any Loan Party denies that it is bound by any Loan Document which purports to bind such Loan Party other than in connection with a defense of Payment in Full, or purports to (or threatens to) revoke, terminate or rescind any provision of any Loan Document; or

(k) Change of Control. There occurs any Change of Control; or

(l) Collateral Documents. Any Collateral Document shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected first priority (subject to Permitted Encumbrances and Liens being contested by the applicable Borrower pursuant to the terms hereof) Lien on the Collateral purported to be covered thereby; or

(m) Governmental Approvals. (i) Any Loan Party shall fail to obtain, renew, maintain or comply with any governmental approval as shall be necessary (A) for the execution, delivery or performance by any Loan Party of its obligations (including, without limitation, the Obligations) under the Loan Documents, or for the validity or enforceability thereof, or (B) for the grant or the perfection of any Lien created under any Collateral Document or for the validity or enforceability thereof; or (ii) any such governmental approval shall be revoked, terminated, withdrawn, suspended, modified or withheld or shall cease to be effective; or (iii) any proceeding shall be commenced by or before any Governmental Authority for the purpose of revoking, terminating, withdrawing, suspending, modifying or withholding any such governmental approval and such proceeding is not dismissed within 30 days; or

(n) Material Contracts. Any Loan Party has breached or shall be in default under, or shall fail to comply with any of its obligations under, any Material Contract or agreement, instrument or other document executed in connection therewith, in each case, which breach, default or non-compliance is not cured within the applicable cure period (if any) provided under such Material Contract or such agreement, instrument or other document, unless such breach or default is waived by Administrative Agent in its sole and absolute discretion; or

(o) Damage, Abandonment, Failure to Obtain Permit.

(i) Any substantial portion of the Collateral is damaged, seized or appropriated and not timely repaired, replaced or restored in accordance with the requirements of the Loan Documents (but subject to any grace periods provided in the Loan Documents); or

(ii) Any material portion of any of the Projects shall be abandoned or construction or operation thereof shall be suspended for a period of more than sixty (60) consecutive days for any reason; or

(iii) Any Borrower shall fail to obtain any material Permit necessary or reasonably required for the construction, ownership, leasing, maintenance or operation of a Project or any Permit necessary or reasonably required for the construction, ownership, leasing, maintenance or operation of the affected portion of a Project shall be materially modified, revoked, canceled or not renewed by a Governmental Authority (or otherwise ceases to be in full force and effect), and such failure, modification, revocation, cancellation or non-renewal continues for a period of more than thirty (30) days.

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

(p) Cross-Default to Affiliate Credit Agreement. The occurrence of an “Event of Default” under, or as such term is defined in, the Affiliate Credit Agreement or any other “Loan Document” as such term is defined in the Affiliate Credit Agreement.

8.02 Remedies upon Event of Default. If any Event of Default occurs and is continuing, Administrative Agent shall, at the request of, or may, with the consent of, Required Lenders, take any or all of the following actions:

(a) immediately cancel any or all then outstanding Commitments of Lenders, which cancellation shall, in the event of an Event of Default under Section 8.01(f), be automatic, without further act of Administrative Agent or any Lender;

(b) declare the unpaid amount of any or all outstanding Loans (including the principal thereof), interest accrued thereon, Yield Maintenance Amounts (determined as of such date as if the Loans were being voluntarily prepaid or repaid as of such date) and other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by Borrowers and each other Loan Party;

(c) exercise, on behalf of itself and Lenders, any or all rights and remedies available to it or Lenders under the Loan Documents or pursuant to applicable Law; and

(d) set off and apply all amounts in the Accounts to the Obligations (and/or direct each bank that is a party to an Account Control Agreement to transfer to Administrative Agent or its designee) all funds on deposit in or credited to any or all of the Accounts or being held for deposit to any or all of the Accounts, in each case without further notice to or consent of any Borrower or other Loan Party;

provided, however, that upon the occurrence of an actual or deemed entry of an order for relief with respect to any Loan Party under the Bankruptcy Code of the United States, or otherwise upon the occurrence of an Event of Default under Section 8.01(f), all of the unpaid principal amount of the Loans, all accrued and unpaid interest on the Loans, all Yield Maintenance Amounts and all Obligations shall immediately and automatically become due and payable, without further act of Administrative Agent or any Lender or any other Person.

EACH LOAN PARTY EXPRESSLY WAIVES (TO THE FULLEST EXTENT IT MAY LAWFULLY DO SO) THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR LAW THAT PROHIBITS OR MAY PROHIBIT THE COLLECTION OF THE YIELD MAINTENANCE AMOUNT IN CONNECTION WITH ANY SUCH ACCELERATION OF THE MATURITY OF THE OBLIGATIONS OR ANY PORTION THEREOF. Each Loan Party expressly agrees (to the fullest extent that it may lawfully do so) that: (A) the Yield Maintenance Amount is reasonable and is the product of an arm’s length transaction between sophisticated business people, ably represented by counsel; (B) THE YIELD MAINTENANCE AMOUNT DOES NOT CONSTITUTE, AND SHALL NOT BE DEEMED OR CONSIDERED TO BE, UNMATURED INTEREST ON ANY LOAN OR OTHER AMOUNT OR OBLIGATIONS AND NO LOAN PARTY SHALL ARGUE, UNDER ANY CIRCUMSTANCE, THAT THE YIELD MAINTENANCE AMOUNT CONSTITUTES UNMATURED INTEREST ON ANY LOAN; (C) the Yield Maintenance Amount shall be payable notwithstanding the then prevailing market rates at the time payment is made; (D) there has been a course of conduct between and among Administrative Agent, Lenders, Borrowers and the other Loan Parties giving specific consideration in this transaction for such agreement to pay the Yield Maintenance Amount; (E) each Loan Party shall be

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026 estopped hereafter from claiming differently than as agreed to in this paragraph; and (F) in view of the impracticability and extreme difficulty of ascertaining actual damages, the parties hereto mutually agree that the Yield Maintenance Amount is a reasonable calculation of Lenders’ lost profits as a result of any such acceleration and not a penalty.

8.03 Appropriate Proceedings; Remedies Cumulative. Administrative Agent, on behalf of itself and Secured Parties, may protect and enforce its and their respective rights under the Loan Documents by any appropriate proceedings, including proceedings for specific performance of any covenant or agreement contained in any Loan Document. All rights, remedies and powers conferred upon Administrative Agent or any of the other Secured Parties under the Loan Documents or by applicable Laws shall be cumulative and not exclusive of any other rights, remedies or powers available to such Person or any other Secured Party under the Loan Documents or pursuant to applicable Law. All notice and cure periods provided in this Agreement or in any other Loan Document shall run concurrently with any notice or cure periods provided by applicable Law.

8.04 Application of Funds. Subject to applicable Laws, after the exercise of any rights or remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable pursuant to Section 8.02), any amounts received on account of the Obligations shall be applied by Administrative Agent in the following order:

First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to Administrative Agent and amounts payable under Article III) payable to Administrative Agent in its capacity as such;

Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to Lenders (including fees, charges and disbursements of counsel to the respective Lenders) arising under the Loan Documents and amounts payable under Article III, ratably among them in proportion to the respective amounts described in this clause Second payable to them;

Third, to payment of that portion of the Obligations constituting accrued and unpaid interest, the Yield Maintenance Amount on the Loans and other Obligations, ratably among Lenders in proportion to the respective amounts described in this clause Third payable to them;

Fourth, to payment of that portion of the Obligations constituting the unpaid principal amount of the Loans and all other Obligations arising under the Loan Documents, ratably among Lenders in proportion to the respective amounts described in this clause Fourth payable to them; and

Last, the balance, if any, after Payment in Full, to Borrowers or as otherwise required by Laws.

ARTICLE IX
ADMINISTRATIVE AGENT

9.01 Appointment and Authority.

(a) Each of Lenders hereby irrevocably appoints CLMG Corp. to act on its behalf as Administrative Agent hereunder and under the other Loan Documents and authorizes Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

Administrative Agent and Lenders, and neither any Borrower nor any other Loan Party shall have any rights as a third party beneficiary of any of such provisions, provided however, each of Borrowers and the other Loan Parties shall be entitled to rely on any document that is signed by Administrative Agent as authorized by all necessary actions on the part of Lenders and shall be conclusively presumed to be the act and deed of Lenders.

(b) Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of Lenders hereby irrevocably appoints and authorizes Administrative Agent to act as the agent of such Lender for purposes of acquiring, holding and enforcing any and all Liens on any Collateral granted by any Borrower or other Loan Party to secure any of the Obligations or any portion thereof, together with such powers and discretion as are reasonably incidental thereto. In this connection, Administrative Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by Administrative Agent pursuant to Section 9.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of Administrative Agent, shall be entitled to the benefits of all provisions of this Article IX and Article X (including Section 10.04(c), as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto.

9.02 Rights as a Lender. The Person serving as Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not Administrative Agent, and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with any Borrower, other Loan Party or any Subsidiary or other Affiliate thereof as if such Person were not Administrative Agent hereunder and without any duty to account therefor to Lenders.

9.03 Exculpatory Provisions. Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, Administrative Agent:

(a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

(b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that Administrative Agent is required to exercise as directed in writing by Required Lenders (or such other number or percentage of Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose Administrative Agent to any liability or that is contrary to any Loan Document or applicable law;

(c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Borrower, other Loan Party or any Subsidiary or Affiliate thereof that is communicated to or obtained by the Person serving as Administrative Agent or any of its Affiliates in any capacity;

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

(d) shall not be liable for any action taken or not taken by it (i) with the consent or at the request of Required Lenders (or such other number or percentage of Lenders as shall be necessary, or as Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 10.01 and 8.02) or (ii) in the absence of its own gross negligence or willful misconduct;

(e) shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to Administrative Agent by a Borrower or a Lender; and

(f) shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Collateral Documents, (v) the value or the sufficiency of any Collateral, or (vi) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to Administrative Agent.

9.04 Reliance by Administrative Agent. Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, that by its terms must be fulfilled to the satisfaction of a Lender, Administrative Agent may presume that such condition is satisfactory to such Lender unless Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan. Administrative Agent may consult with legal counsel (who may be counsel for Borrowers or the other Loan Parties), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

9.05 Delegation of Duties. Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by Administrative Agent. Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facility provided for herein as well as activities as Administrative Agent.

9.06 Resignation of Administrative Agent. Administrative Agent may at any time give notice of its resignation to Lenders and Borrowers. Upon receipt of any such notice of resignation, Required Lenders shall have the right, in consultation with Borrowers (provided no Default then exists), to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of Lenders, appoint a successor

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

Administrative Agent meeting the qualifications set forth above; provided that if Administrative Agent shall notify Borrowers and Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (a) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that, in the case of any collateral security held by Administrative Agent on behalf of the Lenders under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (b) all payments, communications and determinations provided to be made by, to or through Administrative Agent shall instead be made by or to each Lender directly, until such time as Required Lenders appoint a successor Administrative Agent as provided for above in this Section. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between Borrowers and such successor. After the retiring Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article and Section 10.04 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent. Until Borrowers receive written notice that Administrative Agent has been replaced, Borrowers may (without inquiry) rely on all actions taken or consents given by CLMG Corp. as “Administrative Agent” hereunder.

9.07 Non-Reliance on Administrative Agent and Other Lenders. Each Lender acknowledges that it has, independently and without reliance upon Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and to make the Loans hereunder. Each Lender also acknowledges that it will, independently and without reliance upon Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement, instrument or other document furnished hereunder or thereunder.

9.08 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether Administrative Agent shall have made any demand on Borrowers) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of Lenders and Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of Lenders and Administrative Agent and their respective agents and counsel and all other amounts due Lenders and Administrative Agent under Sections 2.09 and 10.04) allowed in such judicial proceeding; and

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026 and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to Administrative Agent and, if Administrative Agent shall consent to the making of such payments directly to Lenders, to pay to Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of Administrative Agent and its agents and counsel, and any other amounts due Administrative Agent under Sections 2.09 and 10.04.

Nothing contained herein shall be deemed to authorize Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender to authorize Administrative Agent to vote in respect of the claim of any Lender or in any such proceeding.

9.09 Collateral Matters. (a) Each of Lenders irrevocably authorize Administrative Agent, at its option and in its discretion, to release any Lien on any property granted to or held by Administrative Agent under any Loan Document (i) upon termination of the Commitments and Payment in Full of all Obligations, (ii) that is Disposed of or to be Disposed as part of or in connection with any Disposition permitted hereunder or under any other Loan Document, or (iii) if approved, authorized or ratified in writing in accordance with Section 10.01.

(b) Upon request by Administrative Agent at any time, Required Lenders will confirm in writing Administrative Agent’s authority to release or subordinate its interest in particular types or items of property pursuant to this Section 9.09. In each case as specified in this Section 9.09, Administrative Agent will, at Borrowers’ expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the Lien granted under the Collateral Documents, in each case in accordance with the terms of the Loan Documents and this Section 9.09.

ARTICLE X
MISCELLANEOUS

10.01 Amendments, Etc. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by Borrowers or any other Loan Party therefrom, shall be effective unless in writing signed by Required Lenders and Borrowers or the applicable Loan Party, as the case may be, and acknowledged by Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall:

(a) waive any condition set forth in Section 4.02 (other than Section 4.02(d) or (e), which may be waived only with the written consent of each Person entitled to payment thereunder), without the written consent of each Lender;

(b) postpone any date fixed by this Agreement or any other Loan Document for any payment (excluding mandatory prepayments) of principal, interest, fees or other amounts due to Lenders (or any of them) hereunder or under such other Loan Document without the written consent of each Lender entitled to such payment;

(c) reduce the principal of, or the rate of interest specified herein on, any Loan, or (subject to clause (ii) of the second proviso to this Section 10.01) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender entitled to such amount; provided, however, that only the consent of Required Lenders shall be necessary

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026 to amend the definition of “Default Rate” or to waive any obligation of Borrowers to pay interest at the Default Rate;

(d) change Section 8.04 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender;

(e) change any provision of this Section 10.01, or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender;

(f) except as contemplated by Section 9.09, release all or a material part of the Collateral (as determined by Administrative Agent in its sole and absolute discretion) in any transaction or series of related transactions, without the written consent of each Lender; or

(g) release any Guarantor from any of its obligations under the Loan Documents, without the written consent of each Lender;

and provided, further, that (i) no amendment, waiver or consent shall, unless in writing and signed by Administrative Agent in addition to the Lenders as required above, affect the rights or duties of Administrative Agent under this Agreement or any other Loan Document and (ii) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the respective parties thereto. Notwithstanding anything to the contrary herein, no Impacted Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder.

10.02 Notices; Effectiveness; Electronic Communications.

(a) Notices Generally. All notices, requests, consents, demands and other communications required or permitted under any Loan Document shall be in writing, unless otherwise specifically provided in such Loan Document (provided that Administrative Agent may give telephonic notices to the other Secured Parties), shall be deemed sufficiently given or furnished if delivered by personal delivery, by delivery service with proof of delivery or by registered or certified United States mail, postage prepaid, or by electronic mail, (a) if to Borrowers and the other Loan Parties, in accordance with the contact information of Borrowers specified below, (b) if to Administrative Agent, in accordance with the contact information of Administrative Agent specified below, and (c) if to a Lender, in accordance with the contact information for such Lender specified below or in the applicable Assignment and Assumption of such Lender (in each case as such contact information may be changed by similar notice in writing given by the particular Person whose information is to be changed). Any such notice or communication shall be deemed to have been given upon receipt thereof by the Person to whom such notice or communication is addressed; provided, however, that, if a notice or communication is received by such Person on any day that is not a Business Day for such Person or after 5:00 p.m. on any Business Day of such Person, such communication will be deemed to have been received on the next following Business Day.

If to Borrowers (or any Borrower) or any other Loan Party:

c/o CBL & Associates Management, Inc.

CBL Center – Suite 500

2030 Hamilton Place Boulevard

Chattanooga, TN 37421

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

Attention: Benjamin W. Jaenicke

Telephone: (423) 490-8310

Email: Ben.Jaenicke@cblproperties.com

With a copy to:

c/o CBL & Associates Management, Inc.

CBL Center – Suite 500

2030 Hamilton Place Boulevard

Chattanooga, TN 37421

Attention: Jeffery V. Curry

Telephone: (423) 490-8642

Email: Jeff.Curry@cblproperties.com

If to Administrative Agent:

CLMG Corp., as Agent

7195 Dallas Parkway

Plano, Texas 75024

Attention: James Erwin and Julia Green

Telephone: (469) 467-5414 (James Erwin) and (469) 467-5339 (Julia Green)

Email: jerwin@clmgcorp.com and jgreen@clmgcorp.com

If to the Initial Lender:

Beal Bank USA

c/o CLMG Corp.

7195 Dallas Parkway

Plano, Texas 75024

Attention: James Erwin

Telephone: (469) 467-5414

Email: jerwin@clmgcorp.com

With a copy to:

Beal Bank USA

c/o CSG Investments, Inc.

6000 Legacy Drive

Plano, Texas 75024

Attention: Damien Reynolds

Telephone: (469) 467-5618

Email: dreynolds@csginvestments.com

(b) Change of Address, Etc. Borrowers and Administrative Agent may change their information for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its information for notices and other communications hereunder by notice to Borrowers and Administrative Agent. In addition, each Lender agrees to notify Administrative Agent from time to time to ensure that Administrative Agent has on record (i) an effective address, contact name, telephone number, telecopier number and electronic mail address

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026 to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender.

(c) Reliance by Administrative Agent and Lenders. Administrative Agent and Lenders shall be entitled to rely and act upon any notices purportedly given by or on behalf of Borrowers (whether by Borrowers’ Representative or otherwise) even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. Borrowers shall indemnify Administrative Agent, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of Borrowers. All telephonic notices to and other telephonic communications with Administrative Agent may be recorded by Administrative Agent, and each of the parties hereto hereby consents to such recording.

10.03 No Waiver; Cumulative Remedies; Enforcement. No failure by any Lender or Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, Administrative Agent in accordance with Section 8.02 for the benefit of all Lenders; provided, however, that the foregoing shall not prohibit (a) Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) any Lender from exercising setoff rights in accordance with Section 10.08 (subject to the terms of Section 2.10), or (c) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) Required Lenders shall have the rights otherwise ascribed to Administrative Agent pursuant to Section 8.02 and (ii) in addition to the matters set forth in clauses (b) and (c) of the preceding proviso and subject to Section 2.10, any Lender may, with the consent of Required Lenders, enforce any rights and remedies available to it and as authorized by Required Lenders.

10.04 Expenses; Indemnity; Damage Waiver.

(a) Costs and Expenses. Borrowers shall pay (i) all reasonable out-of-pocket expenses incurred by Administrative Agent (including the reasonable fees, charges and disbursements of Dorsey & Whitney LLP, counsel to Administrative Agent and Initial Lender, and of special local counsel to Administrative Agent and Lenders), in connection with the preparation, negotiation, execution and delivery of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), and (ii) all out-of-pocket expenses incurred by Administrative Agent or any Lender (including the fees, charges and disbursements of any counsel (other than internal counsel) for Administrative Agent or any Lender), in connection with (A) the protection of its rights following a Default under this Agreement and the other Loan

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

Documents, including its rights under this Section, or (B) the enforcement of its rights in connection with the Loans made hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of any Loan. In addition to and without limiting the generality of the foregoing, Borrowers shall pay (and/or reimburse Administrative Agent and/or Lenders for their payment of), on demand, all costs and expenses incurred by Administrative Agent and/or any Lender which are payable (or reimbursable) by any Borrower under any Mortgage (including Section 1.3 and/or Section 7.3 of any Mortgage), which payment (and reimbursement) obligations shall bear interest as provided in the Mortgages.

(b) Indemnification by Borrowers. Borrowers shall indemnify Administrative Agent (and any sub-agent thereof), each Lender and each Related Party of any of the foregoing Persons and each of their respective successors and assigns (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the reasonable fees, charges and disbursements of any counsel for any Indemnitees), incurred by any Indemnitee or asserted against any Indemnitee by any third party or by Borrowers or any other Loan Party, or any other Person, arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement, instrument or other document contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, or the administration of this Agreement and the other Loan Documents, (ii) the Loans or the use or proposed use of the proceeds therefrom, and/or (iii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by Borrowers or any other Loan Party or any of Borrowers’ or such Loan Party’s directors, shareholders, managers, members, owners or creditors or similar Persons, and regardless of whether any Indemnitee is a party thereto, IN ALL CASES, WHETHER OR NOT CAUSED BY OR ARISING, IN WHOLE OR IN PART, OUT OF THE COMPARATIVE, CONTRIBUTORY OR SOLE NEGLIGENCE OF THE INDEMNITEE; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

(c) Third Party Administrative Agent. Each Indemnitee is an express third party beneficiary under this Agreement and is entitled to enforce the provisions of this Agreement.

(d) Reimbursement by Lenders. To the extent that Borrowers for any reason fail to pay any amount required under subsection (a) or (b) of this Section to be paid by them to Administrative Agent (or any sub-agent thereof), or any Related Party of any of the foregoing, each Lender severally agrees to pay to Administrative Agent (or any such sub-agent), or such Related Party, as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against Administrative Agent (or any such sub-agent), or against any Related Party of any of the foregoing acting for Administrative Agent (or any such sub-agent). The obligations of Lenders under this subsection (d) are subject to the provisions of Section 2.09(d)).

(e) Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable law, Borrowers shall not (and shall cause each Loan Party not to) assert, and hereby waive (on behalf of itself and each Loan Party), any claim against any Indemnitee, on any theory

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026 of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement, instrument or other document contemplated hereby, the transactions contemplated hereby or thereby, the Loans or the use of the proceeds thereof. No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence or willful misconduct of such Indemnitee as determined by a final and nonappealable judgment of a court of competent jurisdiction.

(f) Payments. All amounts due under this Section shall be payable not later than ten (10) Business Days after written demand therefor.

(g) Survival. The agreements in this Section shall survive the resignation of Administrative Agent, the replacement of any Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all of the Obligations.

10.05 Payments Set Aside. To the extent that any payment by or on behalf of Borrowers is made to Administrative Agent or any Lender, or Administrative Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, whether in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender severally agrees to pay to Administrative Agent, upon demand, such Lender’s Applicable Percentage (without duplication) of any amount so recovered from or repaid by Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of Lenders under clause (b) of the preceding sentence shall survive the Payment in Full of the Obligations and the termination of this Agreement.

10.06 Successors and Assigns.

(a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither any Borrower nor any other Loan Party may assign, delegate or otherwise transfer any of its rights or obligations hereunder without the prior written consent of Administrative Agent and each Lender, and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of Section 10.06(b), (ii) by way of participation in accordance with the provisions of Section 10.06(d), or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 10.06(f) (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 10.06(d) and, to the extent expressly contemplated hereby, the Related Parties of each of Administrative Agent and Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

(b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment(s) and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions:

(i) Minimum Amounts.

(A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment under any Loan at the time owing to it or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

(B) in any case not described in subsection (b)(i)(A) of this Section, the aggregate amount of any Commitment (which for this purpose includes the Loan outstanding thereunder) or, if such Commitment is not then in effect, the principal outstanding balance of the portion of the Loan of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $1,000,000, in the case of any assignment in respect of the Loan, unless Administrative Agent otherwise consents.

(ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or the Commitment assigned.

(iii) Required Consents. No consent shall be required for any assignment, except to the extent required by subsection (b)(i)(B) of this Section and, in addition:

(A) the consent of Borrowers (such consent not to be unreasonably withheld or delayed and which consent shall be deemed to have been given if not given within five (5) Business Days after such request for consent is sent to Borrowers) shall be required unless (1) an Event of Default has occurred and is continuing at the time of such assignment, (2) such assignment is to Lender or an Affiliate of a Lender or any Approved Fund or (3) the assignment is required by a regulatory authority, self-regulatory authority or other Governmental Authority; and

(B) the consent of Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of (1) any Commitment if such assignment is to a Person that is not a Lender with a Commitment in respect of the Loan, an Affiliate of such Lender or an Approved Fund with respect to such Lender or (2) the Loan to a Person that is not a Lender, an Affiliate of a Lender or an Approved Fund.

(iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500; provided, however, that Administrative Agent may, in its sole discretion, elect to waive such processing and

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026 recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to Administrative Agent an Administrative Questionnaire.

(v) No Assignment to Borrowers. No such assignment shall be made to any Borrower or other Loan Party or its Subsidiary or Affiliate.

(vi) No Assignment to Natural Persons. No such assignment shall be made to a natural person.

Subject to acceptance and recording thereof by Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Article III and Sections 10.04 and 10.09, with respect to facts and circumstances occurring prior to the effective date of such assignment. Upon request, Borrowers (at their expense) shall execute and deliver a Note to the assignee Lender and, if the assignment is not of the assignor Lender’s entire interest in the Loan, a replacement Note to the assignor Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 10.06(d).

(c) Register. Administrative Agent shall maintain at Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of Lenders, and the Commitments of, and principal amounts of each Loan owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and Loan Parties, Administrative Agent and Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by Loan Parties and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(d) Participations. Any Lender may at any time, without the consent of, or notice to, Borrowers, any other Loan Party or Administrative Agent, sell participations to any Person (other than a natural person or any Loan Party or any Affiliate or Subsidiary of any Loan Party) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or any Loan owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) Loan Parties, Administrative Agent and Lenders shall continue to deal solely and directly with the Lender selling such participation in connection with such Lender’s rights and obligations under this Agreement. Any agreement, instrument or other document pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement, instrument or other document may provide that such Lender will not, without the consent of its Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 10.01 that affects such Participant. Subject to subsection

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

(e) of this Section, Borrowers agree that each Participant shall be entitled to the benefits of Article III to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 10.06(b). To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.10 as though it were a Lender. Each Lender that sells a participation shall maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loan or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant’s interest in any obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.

(e) Limitations upon Participant Rights. A Participant shall not be entitled to receive any greater payment under Article III than the applicable Lender would have been entitled to receive with respect to the participation sold by such Lender to such Participant, unless the sale of the participation to such Participant is made with Borrowers’ prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 3.01 unless Borrowers are notified of the participation sold to such Participant and such Participant agrees, for the benefit of Borrowers, to comply with Section 3.01(e) as though it were a Lender.

(f) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or Federal Home Loan Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

10.07 Treatment of Certain Information; Confidentiality. Each of Administrative Agent and Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, trustees, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any rights or remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights or remedies hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to any Borrower and its obligations, (g) with the consent of any Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to Administrative Agent, any Lender or any of their respective Affiliates

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026 on a non-confidential basis from a source other than Borrowers and not then known to be under any duty of confidentiality to a Loan Party or its Affiliate.

For purposes of this Section, “Information” means all material, non-public or proprietary information received from any Loan Party or any Subsidiary thereof relating to any Loan Party or any Subsidiary thereof or their respective businesses, other than any such information that is available to Administrative Agent or any Lender on a non-confidential basis prior to disclosure by any Loan Party or any Subsidiary thereof, provided that, in the case of information received from a Loan Party or any such Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

10.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, after obtaining the prior written consent of Administrative Agent, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender or any such Affiliate to or for the credit or the account of any Borrower or any other Loan Party against any and all of the obligations of any Borrower or such Loan Party now or hereafter existing under this Agreement or any other Loan Document to such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement or any other Loan Document and although such obligations of any Borrower or such Loan Party may be contingent or unmatured or are owed to a branch or office of such Lender different from the branch or office holding such deposit or obligated on such indebtedness. The rights of each Lender and its respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender or its respective Affiliates may have. Each Lender agrees to notify Borrowers’ Representative and Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.

10.09 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the outstanding principal of the Loans or, if it exceeds such unpaid principal, refunded to Borrowers. In determining whether the interest contracted for, charged, or received by Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder, in each case, provided, that Loan Parties are not thereby required to make any greater payments hereunder than would be required prior to such action.

10.10 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.02, this Agreement shall become effective when it shall have been

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026 executed by Administrative Agent and when Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

10.11 Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other agreement, instrument or document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by Administrative Agent and each Lender, regardless of any investigation made by Administrative Agent or any Lender or on their behalf and notwithstanding that Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of the advance of any Loan, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied.

10.12 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.13 Borrowers’ Representative. Each of Borrowers hereby appoints Borrowers’ Representative to act as its exclusive agent for all purposes under the Loan Documents (including without limitation, all matters related to any borrowing of or any repayment of any Loan). Each of Borrowers acknowledges and agrees that (a) Borrowers’ Representative may execute such agreements, instruments and other documents on behalf of any Borrower as Borrowers’ Representative deems appropriate in its sole discretion and each Borrower shall be bound by and obligated under all terms of any such agreement, instrument or other document executed by Borrowers’ Representative on such Borrower’s behalf, (b) any notice or other communication delivered by Administrative Agent or any Lender hereunder or under any other Loan Document to Borrowers’ Representative shall be deemed to have been delivered to each of Borrowers, and (c) each of Administrative Agent and Lenders shall be permitted to rely on any agreement, instrument or other document executed by Borrowers’ Representative on behalf of Borrowers (or any of them).

10.14 Governing Law; Jurisdiction; Etc.

(a) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) SUBMISSION TO JURISDICTION. EACH OF BORROWERS AND THE OTHER LOAN PARTIES IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROJECT, TO THE NONEXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT LOCATED IN THE STATE OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5‑1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT ADMINISTRATIVE AGENT OR ANY LENDER MAY HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST BORROWERS OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION, INCLUDING WITHOUT LIMITATION THE RIGHT TO PURSUE ANY ACTION OR PROCEEDING UNDER ANY MORTGAGE IN THE STATE AND COUNTY WHERE THE APPLICABLE PROJECT IS LOCATED.

(c) WAIVER OF VENUE. EACH OF BORROWERS, THE OTHER LOAN PARTIES, ADMINISTRATIVE AGENT AND LENDERS IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN SUBSECTION (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d) SERVICE OF PROCESS. EACH OF BORROWERS AND THE OTHER LOAN PARTIES HEREBY DESIGNATES AND APPOINTS CORPORATION SERVICE COMPANY AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AUTHORIZED AGENT AT 1180 AVENUE OF THE AMERICAS, SUITE 210, NEW YORK, NEW YORK 10036-8401, AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO ANY BORROWER OR OTHER LOAN PARTY IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON SUCH ENTITY IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. EACH BORROWER (I) SHALL GIVE PROMPT NOTICE TO ADMINISTRATIVE AGENT OF ANY CHANGED ADDRESS OF ITS OR ANY OTHER LOAN PARTY’S AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE ON BEHALF OF ITSELF OR ANOTHER LOAN PARTY A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE ON BEHALF OF ITSELF OR ANOTHER LOAN PARTY IF THE AUTHORIZED AGENT OF SUCH BORROWER

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

OR OTHER LOAN PARTY CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

10.15 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

10.16 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), each of Borrowers and the other Loan Parties acknowledges and agrees, and acknowledges their Affiliates’ understanding, that: (a) (i) the arranging and other services regarding this Agreement provided by Administrative Agent are arm’s-length commercial transactions between Borrowers and the other Loan Parties and their respective Affiliates, on the one hand, and Administrative Agent and Lenders, on the other hand, (ii) each of Borrowers and the other Loan Parties have consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (iii) each of Borrowers and the other Loan Parties are capable of evaluating, and understand and accept, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (b) (i) Administrative Agent is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for any Borrower or other Loan Party or any of their respective Affiliates, or for any other Person, and (ii) Administrative Agent has no obligation to any Borrower or other Loan Party or any of their Affiliates with respect to the transactions contemplated hereby, except those obligations expressly set forth herein and in the other Loan Documents; and (c) Administrative Agent and its Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of Borrowers and the other Loan Parties and their Affiliates, and Administrative Agent has no obligation to disclose any of such interests to any Borrower or other Loan Party or any their Affiliates. To the fullest extent permitted by law, each of Borrowers, the other Loan Parties and their Affiliates hereby waives and releases any claims that it may have against Administrative Agent with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

10.17 Electronic Execution of Loan Documents. The words “execution,” “signed,” “signature,” and words of like import in any Loan Document or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act, provided that Administrative Agent may request, and promptly upon any such request each applicable Loan Party shall be obligated to deliver to Administrative Agent, manually executed “wet ink” signatures to any Loan Document.

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

10.18 U.S. PATRIOT Act. Each Lender that is subject to U.S. Patriot Act and Administrative Agent (for itself and not on behalf of any Lender) hereby notifies Borrowers and the other Loan Parties that, pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “U.S. Patriot Act”), it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow such Lender or Administrative Agent, as applicable, to identify each Loan Party in accordance with the U.S. Patriot Act. Each of Borrowers and the other Loan Parties shall, promptly following a request by Administrative Agent or any Lender, provide all documentation and other information that Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the U.S. Patriot Act.

10.19 LIMITATION OF LIABILITY. EACH OF BORROWERS AND THE OTHER LOAN PARTIES HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL:

(i) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL DAMAGES,

(ii) CERTIFIES THAT NO PARTY HERETO AND NO REPRESENTATIVE OR AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE WAIVERS SET FORTH IN THIS SECTION 10.19 OR THE WAIVERS SET FORTH IN SECTION 10.14 AND SECTION 10.15,

(iii) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN SECTIONS 10.14 AND 10.15 AND THIS SECTION 10.19,

(iv) AGREES THAT IN NO EVENT WILL ANY SECURED PARTY BE SUBJECT TO ANY EQUITABLE REMEDY OR RELIEF, INCLUDING SPECIFIC PERFORMANCE, ARISING FROM OR RELATING TO ANY DEFAULT BY SUCH SECURED PARTY IN THE PERFORMANCE OF ANY OF ITS OBLIGATIONS HEREUNDER, AND

(v) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY DIRECT, ACTUAL DAMAGES SUFFERED OR INCURRED BY THE LOAN PARTY AS A RESULT OF A DEFAULT, BREACH OR FAILURE TO PERFORM BY ANY SECURED PARTY UNDER THE LOAN DOCUMENTS THAT EXCEED $1,000,000.00 IN THE AGGREGATE AT ANY TIME.

(b) AS USED IN THIS SECTION 10.19, “SPECIAL DAMAGES” INCLUDES ALL PUNITIVE, CONSEQUENTIAL, INCIDENTAL, INDIRECT, SPECIAL OR OTHER DAMAGES (OTHER THAN DIRECT, ACTUAL DAMAGES) (REGARDLESS OF HOW

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

NAMED), BUT DOES NOT INCLUDE ANY DIRECT, ACTUAL DAMAGES RESULTING FROM A BREACH OF THIS AGREEMENT.

10.20 Use of Name and Information. With the consent of Borrowers (which consent shall not be unreasonably withheld, delayed or conditioned), Secured Parties shall be permitted to use information related to the syndication and arrangement of the Loans in connection with marketing, press releases or other transactional announcements or updates provided to investor or trade publications, including, but not limited to, the placement of “tombstone” advertisements in publications of its choice at its own expense.

10.21 ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENTS ~~BETWWEN~~BETWEEN AND AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

10.22 Broker. Except for Exclusive Placement Agent, Borrowers hereby represent and warrant that no Borrowers have dealt with any financial advisors, brokers, underwriters, placement agents, agents or finders in connection with the transactions contemplated by this Agreement. Borrowers shall indemnify, defend and hold Administrative Agent and each Lender harmless for, from and against any and all losses, damages, costs, expenses, liabilities (including, without limitation, strict liability), claims, obligations, settlement payments, penalties, fines, assessments, citations, litigation, demands, defenses, judgments, suits, proceedings or other expenses of any kind whatsoever (including attorneys’ fees and expenses and court costs) in any way relating to or arising from a claim by any Person that such Person acted on behalf of any Borrower, Administrative Agent or any Lender in connection with the transactions contemplated herein, regardless of whether caused in whole or in part by the negligence or strict liability of Administrative Agent or any Lender. The provisions of this Section shall survive the expiration and termination of this Agreement and the payment of the Loans.

10.23 Joint and Several Liability of Borrowers.

(a) All Obligations of Borrowers under this Agreement and the other Loan Documents shall be joint and several Obligations of Borrowers, each as principal. Anything contained in this Agreement and the other Loan Documents to the contrary notwithstanding, the Obligations of each Borrower hereunder, solely to the extent that such Borrower did not receive proceeds of any Loan from any borrowing hereunder, shall be limited to a maximum aggregate amount equal to the largest amount that would not render its Obligations subject to avoidance as a fraudulent transfer or conveyance under §548 of the Bankruptcy Code of the United States, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law, or any other Debtor Relief Laws, to the extent applicable to the Obligations of such Borrower (collectively, the ‘‘Fraudulent Transfer Laws”), in each case after giving effect to all other liabilities of such Borrower, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation or contribution of such Borrower pursuant to (i) applicable law or (ii) any agreement providing for an equitable allocation among such Borrower and other affiliates of any Loan Party of Obligations arising under guarantees by such parties.

(b) Subject to the provisions of clause (c) of this Section 10.23, without limitation to any and all of the obligations and liabilities of Borrowers to Administrative Agent and Lenders, each Borrower hereby agrees that, if and to the extent that a Borrower (whether in its capacity as a

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026 borrower or a guarantor or otherwise) shall have paid more than its proportionate share of any payment made hereunder, such Borrower shall be entitled to seek and receive contribution from and against any other Borrower hereunder which has not paid its proportionate share of such payment. Nonetheless, each Borrower shall remain liable to Administrative Agent and Lenders, on a joint and several basis, for the full amount of the Obligations.

(c) Until Payment in Full of the Obligations, each Borrower shall withhold exercise of any right of subrogation, contribution or any other right to enforce any remedy which it now has or may hereafter have against the other Borrowers or any other guarantor of the Obligations. Each Borrower further agrees that, to the extent the withholding of its rights of subrogation, contribution and remedies as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any such rights such Borrower may have against any other Borrower, any collateral or security or any other Loan Party shall be junior and subordinate to any rights that Administrative Agent or any Lender may have against such other Borrower, any such collateral or security or any such other Loan Party.

(d) Each Borrower hereby waives, for the benefit of Secured Parties: (i) any right to require any Secured Parties, as a condition of payment or performance by such Borrower, to (A) proceed against any other Borrower or any other Person, (B) proceed against or exhaust any security held from any other Borrower or any other Person, (C) proceed against or have resort to any balance of any deposit account or credit on the books of any Secured Party in favor of any other Borrower or any other Person, or (D) pursue any other remedy in the power of any Secured Party whatsoever; (ii) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of any other Borrower or any other Person, including any defense based on or arising out of the lack of validity or the unenforceability of the Obligations or any agreement, instrument or other document relating thereto or by reason of the cessation of the liability of any other Borrower from any cause other than Payment in Full of the Obligations; (iii) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respect more burdensome than that of the principal; (iv) any defense based upon any Secured Party’s errors or omissions in the administration of the Obligations, except behavior which amounts to willful misconduct; (v) (A) any principles or provisions of Laws, statutory or otherwise, which are or might be in conflict with the terms hereof and any legal or equitable discharge of such Borrower’s Obligations hereunder, (B) the benefit of any statute of limitations affecting such Borrower’s liability hereunder or the enforcement hereof, (C) any rights to set-offs, recoupments, recharacterization and counterclaims, and (D) promptness, diligence and any requirement that any Secured Party protect, secure, perfect or insure any security interest or Lien or any Property subject thereto; (vi) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance hereof, notices of default hereunder or any agreement, instrument or other document related thereto, notices of any renewal, extension or modification of the Obligations or any agreement related thereto, notices of any extension of credit to such Borrower and any right to consent to any thereof; (vii) any defense based upon any rescission, waiver, compromise, acceleration, amendment or modification of any of the terms or provisions of any of the Loan Documents and (viii) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms hereof.

(e) The Obligations of Borrowers hereunder shall not, to the extent permitted by applicable Laws, be affected by (i) the failure of Administrative Agent or a Lender to assert any

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026 claim or demand or to enforce any right or remedy against any other Loan Party under the provisions of this Agreement or any other Loan Document or otherwise; (ii) any extension or renewal of any provision hereof or thereof; (iii) any rescission, waiver, compromise, acceleration, amendment or modification of any of the terms or provisions of any of the Loan Documents; (iv) the release, exchange, waiver or foreclosure of any security held by Administrative Agent for the Obligations or any of them; (v) the failure of Administrative Agent or any Lender to exercise any right or remedy against any other Loan Party; or (vi) the release or substitution of any Collateral or any other Loan Party.

(f) To the fullest extent permitted by applicable Laws, each of Borrowers and the other Loan Parties hereby waives any defense that it might have based on a failure to remain informed of the financial condition of any Borrower or other Loan Party and any circumstances affecting the ability of any Borrower or other Loan Party to perform its obligations under this Agreement or any other Loan Document.

(g) Each Borrower further agrees that its Obligations hereunder shall continue to be effective or be reinstated, as the case may be, if at any time any payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by Administrative Agent, any Lender or any other Secured Party upon the bankruptcy, insolvency, reorganization or similar matter of or affecting any Borrower or other Loan Party or its property or otherwise.

10.24 Amendment and Restatement of Existing Credit Agreement; No Novation.

(a) Borrowers, the other Loan Parties, Administrative Agent and Lenders agree that, upon (a) the execution and delivery of this Agreement by each of the parties hereto and (b) satisfaction (or waiver by Administrative Agent) of the conditions precedent set forth in Section 4.02, the terms and provisions of the Existing Credit Agreement shall be and hereby are amended, superseded and restated in their entirety by the terms and provisions of this Agreement, provided, however, that this Agreement does not pay, extinguish, release, satisfy, discharge or terminate any Obligations or other obligations of any Loan Party under or as evidenced by the Existing Credit Agreement, all of which Obligations and other obligations are hereby ratified, confirmed and reaffirmed and remain in full force and effect as amended by this Agreement. Each Loan Party acknowledges and agrees with Administrative Agent, Lenders and the other Secured Parties and their successors and assigns that this Agreement is in no way intended to, and shall not, constitute a novation, payment and reborrowing or termination of the Obligations or other obligations under the Existing Credit Agreement or the other Loan Documents or the Liens granted to secure any of such Obligations or other obligations as in effect prior to the Restatement Closing Date or the Indebtedness created thereunder. The “Loan” made and all “Obligations” incurred under (and defined in) the Existing Credit Agreement which are outstanding on the Restatement Closing Date shall constitute Loans and Obligations, respectively, under (and shall be governed by the terms and provisions of) this Agreement and the other Loan Documents. All obligations of Administrative Agent or any Lender that is a party to the Existing Credit Agreement shall, on the Restatement Closing Date, automatically be deemed amended such that its only obligations shall be those hereunder. Without limiting the foregoing, upon the effectiveness hereof: (i) all references in the “Loan Documents” (as defined in the Existing Credit Agreement) to the “Agreement” and the “Loan Documents” shall be deemed to refer to this Agreement and the Loan Documents and (ii) all indebtedness or other obligations constituting “Obligations” under the Existing Credit Agreement shall constitute and continue as Obligations under this Agreement and the other Loan Documents.

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

(b) Each of Existing Borrowers and the other Loan Parties hereby ratifies, confirms and reaffirms (i) each of the “Loan Documents”, as such term is defined in the Existing Credit Agreement, to which it is a party and which is not being amended and restated in connection with this Agreement and (ii) each of its obligations under such “Loan Documents”, which “Loan Documents” and which obligations thereunder shall and do remain in full, force and effect on and after the Restatement Closing Date and are and remain valid and enforceable in accordance with their terms.

10.25 Layton Hills and MNVL. It is acknowledged and agreed by the parties hereto that, as of the Restatement Closing Date and as explained in Preliminary Statement B hereto, neither Layton Hills nor MNVL owns any Project (and it is not presently contemplated that it will acquire any Project in the future) and Sole Member does not and shall not own any membership interest in Layton Hills or MNVL, and Loan Parties have requested that each of Layton Hills and MNVL not be required to be a Borrower under this Agreement. Accordingly, the parties hereto further acknowledge and agree that neither Layton Hills nor MNVL is a Borrower under this Agreement and such fact shall not be deemed to constitute a violation of this Agreement.

10.26 Borrowing Request. Administrative Agent may (or may not in its sole discretion) request that Borrowers execute and deliver to Administrative Agent, on or before the Restatement Closing Date, a borrowing request relating to the New Loan in the form of Exhibit J attached hereto and incorporated herein by reference, and, if such request is made, Borrowers shall promptly comply with such request.

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Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

ADMINISTRATIVE AGENT:

CLMG CORP., a Texas corporation

By

Name: James Erwin

Title: Authorized Signatory

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Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

SIGNATURE PAGE

INITIAL LENDER:

BEAL BANK USA, a Nevada thrift

By:

Name: Damien Reynolds

Title: Authorized Signatory

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Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

SIGNATURE PAGE

BORROWERS:

ACW-NORTH CAROLINA, LLC, a North Carolina limited liability company,

BROOKFIELD SQUARE PARCEL, LLC, a Wisconsin limited liability company,

CBL BROOKFIELD SQUARE OP PROPCO, LLC, a Wisconsin limited liability company,

CBL CROSS CREEK SEARS OP PROPCO, LLC, a North Carolina limited liability company,

CBL DAKOTA SQUARE MALL OP PROPCO III, LLC, a North Dakota limited liability company,

CBL DAKOTA SQUARE MALL OP PROPCO, LLC, a North Dakota limited liability company,

CBL FAYETTE MALL OP PROPCO, LLC, a Kentucky limited liability company,

CBL FRONTIER SQUARE PROPCO, LLC, a Wyoming limited liability company,

CBL HAMILTON PLACE SEARS OP PROPCO, LLC, a Tennessee limited liability company,

CBL HANES MALL OP PROPCO, LLC, a North Carolina limited liability company,

CBL HARFORD MALL ANNEX PROPCO, LLC, a Pennsylvania limited liability company,

CBL JEFFERSON MALL SELF DEV PROPCO, LLC, a Kentucky limited liability company,

CBL KIRKWOOD MALL OP PROPCO, LLC, a North Dakota limited liability company,

CBL LANDING AT ARBOR PLACE OP PROPCO, LLC, a Georgia limited liability company,

CBL LAUREL PARK MALL OP PROPCO, LLC, a Michigan limited liability company,

CBL MAYFAIRE TOWN CENTER OP PROPCO, LLC, a North Carolina limited liability company,

CBL MERIDIAN MALL OP PROPCO, LLC, a Michigan limited liability company,

CBL MID RIVERS MALL OP PROPCO, LLC, a Missouri limited liability company,

CBL NORTHPARK MALL OP PROPCO III, LLC, a Missouri limited liability company,

CBL NORTHPARK MALL OP PROPCO, LLC, a Missouri limited liability company,

CBL PARKDALE MALL CORNER OP PROPCO, LLC, a Texas limited liability company,

CBL PARKDALE MALL CORNER TRACT 4 PROPCO, LLC, a Texas limited liability company,

CBL PEARLAND TOWN CENTER OP PROPCO II, LLC, a Texas limited liability company,

CBL POST OAK MALL OP PROPCO, LLC, a Texas limited liability company,

CBL SHOPS AT EASTGATE PROPCO, LLC, an Ohio limited liability company,

CBL SOUTH COUNTY CENTER OP PROPCO II, LLC, a Missouri limited liability company,

CBL SOUTH COUNTY CENTER OP PROPCO, LLC, a Missouri limited liability company,

CBL SOUTHAVEN TOWNE CENTER OP PROPCO, LLC, a Mississippi limited liability company,

CBL SUNRISE COMMONS PROPCO, LLC, a Texas limited liability company,

CBL VALLEY VIEW MALL OP PROPCO, LLC, a Virginia limited liability company,

CBL WEST TOWNE CROSSING OP PROPCO, LLC, a Wisconsin limited liability company,

CBL WESTGATE CROSSING PROPCO, LLC, a South Carolina limited liability company,

CBL YORK GALLERIA OP PROPCO, LLC, a Pennsylvania limited liability company,

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

SIGNATURE PAGE

CHH-TENNESSEE, LLC, a Tennessee limited liability company,

CSPC-TENNESSEE, LLC, a Tennessee limited liability company,

EAST TOWNE PARCEL I, LLC, a Wisconsin limited liability company,

ETM-WISCONSIN, LLC, a Wisconsin limited liability company,

FAYETTE PLAZA CMBS, LLC, a Delaware limited liability company,

GC-TENNESSEE, LLC, a Tennessee limited liability company,

HM-NORTH CAROLINA, LLC, a North Carolina limited liability company,

MADISON OP OUTPARCEL GROUND, LLC, a Wisconsin limited liability company,

MDN-TEXAS, LLC, a Texas limited liability company,

NGM-TENNESSEE, LLC, a Tennessee limited liability company,

PM ANCHOR-TEXAS, LLC, a Texas limited liability company,

SHOPPES AT ST. CLAIR CMBS, LLC, a Delaware limited liability company,

SOUTHPARK MALL-DSG, LLC, a Virginia limited liability company,

STCS-ILLINOIS, LLC, an Illinois limited liability company,

VOLUSIA SAC, LLC, a Florida limited liability company,

VOLUSIA-OP PERIPHERAL, LLC, a Florida limited liability company,

WEST TOWNE DISTRICT, LLC, a Wisconsin limited liability company,

CBL ASHLAND MALL, LLC, a Delaware limited liability company,

CBL MESA MALL, LLC, a Delaware limited liability company,

CBL PADDOCK MALL, LLC, a Delaware limited liability company, and

CBL SOUTHGATE MALL, LLC, a Delaware limited liability company.

By: CBL Outparcel HoldCo, LLC,
its sole member

By: CBL & Associates HoldCo II, LLC,
its sole member

By: CBL & Associates Limited Partnership,
its sole member

By: CBL Holdings I, Inc.,
its sole general partner

By:

Name: Benjamin W. Jaenicke

Title: Executive Vice President – Chief Financial Officer

[Signature pages continue on next page]

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

SIGNATURE PAGE

Acknowledgement and Agreement of
Sole Member, Sole Member Parent, Parent and Sponsor

Acknowledged and agreed to solely with respect to the covenants and agreements contained in this Agreement and the other Loan Documents which are applicable to Sole Member, ~~Sponsor or~~Sole Member Parent, Parent or Sponsor (as applicable), including, without limitation, Sections 5.38 (Status of Leases), 6.08 (Compliance with Laws), 6.12 (Covenant to Give Security), 6.15 (Further Assurances), 6.19 (Designation as Senior Debt), 6.20 (Separateness), 6.29 (Reaffirmation of Existing Collateral and Collateral Documents), 7.07 (Transactions with Affiliates), 7.17 (Restricted Payments), 7.18 (Sole Member; Parent), 10.04(e) (Waiver of Consequential Damages, Etc.), 10.08 (Right to Setoff), 10.14 (Governing Law; Jurisdiction; Etc.), 10.15 (Waiver of Jury Trial), 10.17 (Electronic Execution of Loan Documents), 10.18 (U.S. PATRIOT Act), 10.19 (Limitation of Liability), 10.21 (Entire Agreement), and 10.24 (Amendment and Restatement of Existing Credit Agreement; No Novation), and Sections 6.2 (No Sale/Encumbrance) and 12.5 (Waiver of Jury Trial) of the Mortgages:

IN WITNESS WHEREOF, each of Sole Member, Sole Member Parent, Parent and Sponsor have caused this Acknowledgement and Agreement to be duly executed as of the date first above written.

SOLE MEMBER:

CBL OUTPARCEL HOLDCO, LLC, a Delaware limited liability company

By : CBL Outparcel HoldCo Parent, LLC

its sole member

By: CBL & Associates HoldCo II, LLC,

its sole member

By: CBL & Associates Limited Partnership,

its sole member

By: CBL Holdings I, Inc.,

its sole general partner

By:

Name: Benjamin W. Jaenicke

Title: Executive Vice President – Chief Financial Officer

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

SIGNATURE PAGE

IN WITNESS WHEREOF, each of Sole Member, Sole Member Parent, Parent and Sponsor have caused this Acknowledgement and Agreement to be duly executed as of the date first above written.

~~SPONSOR~~SOLE MEMBER PARENT:

CBL ~~& ASSOCIATES LIMITED PARTNERSHIP~~OUTPARCEL HOLDCO PARENT, LLC, a Delaware limited ~~partnership~~liability company

By: CBL & Associates HoldCo II, LLC,

its sole member

By: CBL & Associates Limited Partnership,

its sole member

By: CBL Holdings I, Inc.,

its sole general partner

By:

Name: Benjamin W. Jaenicke

Title: Executive Vice President – Chief Financial Officer

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

SIGNATURE PAGE

IN WITNESS WHEREOF, each of Sole Member, Sole Member Parent, Parent and Sponsor have caused this Acknowledgement and Agreement to be duly executed as of the date first above written.

PARENT:

CBL & ASSOCIATES HOLDCO II, LLC, a Delaware limited liability company

By: CBL & Associates Limited Partnership,

its sole member

By: CBL Holdings I, Inc.,

its sole general partner

By:

Name: Benjamin W. Jaenicke

Title: Executive Vice President – Chief Financial Officer

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

SIGNATURE PAGE

IN WITNESS WHEREOF, each of Sole Member, Sole Member Parent, Parent and Sponsor have caused this Acknowledgement and Agreement to be duly executed as of the date first above written.

SPONSOR:

CBL & ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership

By: CBL Holdings I, Inc.,

its sole general partner

By:

Name: Benjamin W. Jaenicke

Title: Executive Vice President – Chief Financial Officer

Amended and Restated Credit Agreement dated as of July 29, 2025, by and among Borrowers, CBL Outparcel HoldCo, LLC, CBL & Associates HoldCo II, LLC, CBL & Associates Limited Partnership, CLMG Corp., as Administrative Agent, Beal Bank USA, as Initial Lender, and the other Lenders party hereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2026

SIGNATURE PAGE